REGISTRATION STATEMENT NO. 33-73466
                                                                       811-08242

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 12

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 12

                  THE TRAVELERS FUND BD FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                               (Name of Depositor)

                   ONE CITYPLACE, HARTFORD, CONNECTICUT 06199
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including area code: (860) 308-1000

                                ERNEST J. WRIGHT
                                    Secretary
                         The Travelers Insurance Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

                                 --------------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]   on May 2, 2005 pursuant to paragraph (b) of Rule 485.

[ ]   __ days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]   on _________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[N/A] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                      TRAVELERS VINTAGE ANNUITY PROSPECTUS:
                  THE TRAVELERS FUND BD FOR VARIABLE ANNUITIES
                 THE TRAVELERS FUND BD II FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS VINTAGE ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

AIM VARIABLE INSURANCE FUNDS                                      THE TRAVELERS SERIES TRUST
   AIM V.I. Premier Equity Fund -- Series I Shares                    Convertible Securities Portfolio
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.                 Disciplined Mid Cap Stock Portfolio
   AllianceBernstein Large Cap Growth Portfolio -- Class B(1)        Mercury Large Cap Core Portfolio(2)
AMERICAN FUNDS INSURANCE SERIES                                      MFS Mid Cap Growth Portfolio
   Global Growth Fund -- Class 2 Shares                            TRAVELERS SERIES FUND INC.
   Growth Fund -- Class 2 Shares                                      AIM Capital Appreciation Portfolio
   Growth-Income Fund -- Class 2 Shares                               MFS Total Return Portfolio
DREYFUS VARIABLE INVESTMENT FUND                                     Pioneer Strategic Income Portfolio
   Developing Leaders Portfolio -- Initial Shares                     Salomon Brothers Strategic Total Return Bond Portfolio
GREENWICH STREET SERIES FUND                                         Smith Barney High Income Portfolio
   Equity Index Portfolio -- Class II Shares                          Smith Barney International All Cap Growth Portfolio
   Fundamental Value Portfolio                                       Smith Barney Large Cap Value Portfolio
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.                          Smith Barney Large Capitalization Growth Portfolio
   Investors Fund -- Class I                                          Smith Barney Money Market Portfolio
   Total Return Fund - Class I                                       Strategic Equity Portfolio
SMITH BARNEY ALLOCATION SERIES INC.                                  Travelers Managed Income Portfolio
   Select Balanced Portfolio                                         Van Kampen Enterprise Portfolio
   Select Growth Portfolio                                        VARIABLE ANNUITY PORTFOLIOS
   Select High Growth Portfolio                                      Smith Barney Small Cap Growth Opportunities Portfolio
SMITH BARNEY INVESTMENT SERIES
   Smith Barney Dividend Strategy Portfolio
   Smith Barney Premier Selections All Cap Growth Portfolio

--------------
(1)  Formerly AllianceBernstein Premier Growth Portfolio -- Class B

(2)  Formerly Merrill Lynch Large Cap Core Portfolio

The Contract, certain Contract features and/or some of the funding options may not be available in all states.

This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-800-842-8573 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 2, 2005

                                TABLE OF CONTENTS

Glossary............................................   3     Payment Options........................................   30
Summary.............................................   5        Election of Options.................................   30
Fee Table...........................................   8        Annuity Options.....................................   30
Condensed Financial Information.....................  12        Income Options......................................   30
The Annuity Contract................................  12        Variable Liquidity Benefit..........................   31
   Contract Owner Inquiries.........................  13     Miscellaneous Contract Provisions......................   31
   Purchase Payments................................  13        Right to Return.....................................   31
   Accumulation Units...............................  13        Termination.........................................   31
   The Variable Funding Options.....................  14        Required Reports....................................   31
The Fixed Account...................................  17        Suspension of Payments..............................   32
Charges and Deductions..............................  17     The Separate Accounts..................................   32
   General..........................................  17        Performance Information.............................   32
   Withdrawal Charge................................  18     Federal Tax Considerations.............................   33
   Free Withdrawal Allowance........................  19        General Taxation of Annuities.......................   33
   Administrative Charges...........................  19        Types of Contracts: Qualified and Non-qualified.....   33
   Mortality and Expense Risk Charge................  19        Qualified Annuity Contracts.........................   33
   Variable Liquidity Benefit Charge................  19        Taxation of Qualified Annuity Contracts.............   33
   Variable Funding Option Expenses.................  20        Mandatory Distributions for Qualified Plans.........   34
   Premium Tax......................................  20        Non-qualified Annuity Contracts.....................   34
   Changes in Taxes Based upon Premium or                       Diversification Requirements for Variable Annuities.   35
     Value..........................................  20        Ownership of the Investments........................   35
Transfers...........................................  20        Taxation of Death Benefit Proceeds..................   35
   Dollar Cost Averaging............................  21        Other Tax Considerations............................   35
Access to Your Money................................  22        Treatment of Charges for Optional Benefits..........   35
   Systematic Withdrawals...........................  23        Penalty Tax for Premature Distribution..............   35
   Loans............................................  23        Puerto Rico Tax Considerations......................   36
Ownership Provisions................................  23        Non-Resident Aliens.................................   36
   Types of Ownership...............................  23     Other Information......................................   36
     Contract Owner.................................  23        The Insurance Companies.............................   36
     Beneficiary....................................  23        Financial Statements................................   37
     Annuitant......................................  24        Distribution of Variable Annuity Contracts..........   37
Death Benefit.......................................  24        Conformity with State and Federal Laws..............   39
   Death Proceeds before the Maturity Date..........  24        Voting Rights.......................................   39
   Payment of Proceeds..............................  26        Restrictions on Financial Transactions..............   39
   Beneficiary Contract Continuance.................  27        Legal Proceedings and Opinions......................   39
   Planned Death Benefit............................  28     Appendix A: Condensed Financial Information
   Death Proceeds after the Maturity Date...........  28        for The Travelers Insurance Company: Fund BD........  A-1
The Annuity Period..................................  28     Appendix B: Condensed Financial Information
   Maturity Date....................................  28        for The Travelers Life and Annuity Company: Fund
   Allocation of Annuity............................  29          BD II.............................................  B-1
   Variable Annuity.................................  29     Appendix C: The Fixed Account..........................  C-1
   Fixed Annuity....................................  29     Appendix D: Enhanced Death Benefit for Contracts
                                                                Issued before June 1, 1997..........................  D-1
                                                             Appendix E: Contents of the Statement
                                                                of Additional Information...........................  E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (I) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                       TRAVELERS VINTAGE VARIABLE ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Fund BD for Variable Annuities ("Fund BD"); The Travelers Life and Annuity Company sponsors the Travelers Fund BD II for Variable Annuities ("Fund BD II"). When we refer to the Separate Account, we are referring to either Fund BD or Fund BD II, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income ("Annuity Payments:") you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans; and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.02% for the Standard Death Benefit and 1.30% for the Enhanced Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% in years seven and later.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and any credits and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 591/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, and income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions. The Enhanced Death Benefit may not be available in all states. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

       o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

       o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

       o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

       o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

                                    FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE:                                                  6%(1)
(AS A PERCENTAGE OF THE PURCHASE PAYMENTS WITHDRAWN)

VARIABLE LIQUIDITY BENEFIT CHARGE:                                  6%(2)
(AS A PERCENTAGE OF THE PRESENT VALUE OF THE REMAINING ANNUITY PAYMENTS THAT ARE SURRENDERED. THE INTEREST RATE USED TO CALCULATE THIS PRESENT VALUE IS 1% HIGHER THAN THE ASSUMED (DAILY) NET INVESTMENT FACTOR USED TO CALCULATE THE ANNUITY PAYMENTS.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE:                             $30(3)

--------------
 (1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for 6 years. The charge is as follows:

         YEARS SINCE PURCHASE PAYMENT MADE
     -------------------------------------------
     GREATER THAN OR EQUAL TO     BUT LESS THAN        WITHDRAWAL CHARGE
             0 years                 3 years                  6%
             3 years                 4 years                  3%
             4 years                 5 years                  2%
             5 years                 6 years                  1%
             6 years+                                         0%

 (2) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after six years. The charge is as follows:

        YEARS SINCE INITIAL PURCHASE PAYMENT
     -------------------------------------------
     GREATER THAN OR EQUAL TO     BUT LESS THAN        WITHDRAWAL CHARGE
             0 years                 3 years                  6%
             3 years                 4 years                  3%
             4 years                 5 years                  2%
             5 years                 6 years                  1%
             6 years+                                         0%

 (3) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES:
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SEPARATE ACCOUNT)

                 STANDARD DEATH BENEFIT                                     ENHANCED DEATH BENEFIT
       Mortality and Expense Risk Charge.........   1.02%       Mortality and Expense Risk Charge.............   1.30%
       Administrative Expense Charge.............   0.15%       Administrative Expense Charge.................   0.15%
                                                    ------                                                       ------
          Total Annual Separate Account Charges..   1.17%            Total Annual Separate Account Charges....   1.45%

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2004 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                               MINIMUM          MAXIMUM
                                                             -----------      -----------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)          0.53%             1.25%

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                    DISTRIBUTION
                                                       AND/OR                                    CONTRACTUAL FEE      NET TOTAL
                                                      SERVICE                     TOTAL ANNUAL        WAIVER           ANNUAL
                                     MANAGEMENT       (12b-1)          OTHER       OPERATING      AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                         FEE            FEES         EXPENSES       EXPENSES      REIMBURSEMENT       EXPENSES
----------------                    ------------   ---------------  -----------  --------------  -----------------   ------------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Premier Equity
     Fund -- Series I Shares......      0.61%             --           0.30%           0.91%             --             0.91%(1)

ALLIANCEBERNSTEIN VARIABLE
   PRODUCT SERIES FUND, INC.
   AllianceBernstein Large
     Cap Growth Portfolio --
     Class B*.....................      0.75%           0.25%          0.05%           1.05%             --             1.05%(2)

AMERICAN FUNDS INSURANCE
   SERIES
   Global Growth Fund -- Class
     2 Shares*....................      0.61%           0.25%          0.04%           0.90%             --             --(14)
   Growth Fund -- Class 2
     Shares*......................      0.35%           0.25%          0.01%           0.61%             --             0.61%
   Growth-Income Fund -- Class
     2 Shares*....................      0.29%           0.25%          0.02%           0.56%             --             --(14)

DREYFUS VARIABLE INVESTMENT
   FUND
   Developing Leaders
     Portfolio -- Initial
     Shares.......................      0.75%             --           0.04%           0.79%             --             0.79%

GREENWICH STREET SERIES FUND
   Equity Index Portfolio --
     Class II Shares*.............      0.31%           0.25%          0.03%           0.59%             --             0.59%
   Fundamental Value Portfolio....      0.75%             --           0.02%           0.77%             --             0.77%(3)

SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   Investors Fund -- Class I......      0.68%             --           0.09%           0.77%             --             0.77%(4)
   Total Return Fund -- Class I...      0.78%             --           0.18%           0.96%             --             0.96%

                                                    DISTRIBUTION
                                                       AND/OR                                    CONTRACTUAL FEE      NET TOTAL
                                                      SERVICE                     TOTAL ANNUAL        WAIVER           ANNUAL
                                     MANAGEMENT       (12b-1)          OTHER       OPERATING      AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                         FEE            FEES         EXPENSES       EXPENSES      REIMBURSEMENT       EXPENSES
----------------                    ------------   ---------------  -----------  --------------  -----------------   ------------
SMITH BARNEY ALLOCATION
   SERIES INC.
   Select Balanced Portfolio......      0.35%             --           0.67%           1.02%             --             1.02%(5)
   Select Growth Portfolio........      0.35%             --           0.73%           1.08%             --             1.08%(5)
   Select High Growth
     Portfolio....................      0.35%             --           0.79%           1.14%             --             1.14%(5)

SMITH BARNEY INVESTMENT SERIES
   Smith Barney Dividend
     Strategy Portfolio...........      0.73%             --           0.15%           0.88%             --             0.88%(6)
   Smith Barney Premier
     Selections All Cap
     Growth Portfolio.............      0.75%             --           0.19%           0.94%             --             0.94%

THE TRAVELERS SERIES TRUST
   Convertible Securities
     Portfolio....................      0.60%             --           0.15%           0.75%             --             --(8), (14)
   Disciplined Mid Cap Stock
     Portfolio....................      0.70%             --           0.12%           0.82%             --             --(8), (14)
   Mercury Large Cap Core
     Portfolio....................      0.79%             --           0.16%           0.95%             --             --(7), (14)
   MFS Mid Cap Growth
     Portfolio....................      0.75%             --           0.07%           0.82%             --             0.82%(9)

TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio....................      0.80%             --           0.05%           0.85%             --             0.85%
   MFS Total Return Portfolio.....      0.77%             --           0.02%           0.79%             --             0.79%(10)
   Pioneer Strategic Income
     Portfolio....................      0.75%             --           0.15%           0.90%             --             0.90%
   Salomon Brothers Strategic
     Total Return Bond
     Portfolio....................      0.80%             --           0.45%           1.25%             --             --(14)
   Smith Barney High Income
     Portfolio....................      0.60%             --           0.06%           0.66%             --             0.66%
   Smith Barney International
     All Cap Growth Portfolio.....      0.88%             --           0.13%           1.01%             --             1.01%(11)
   Smith Barney Large Cap
     Value Portfolio..............      0.63%             --           0.05%           0.68%             --             0.68%(12)
   Smith Barney Large
     Capitalization Growth
     Portfolio....................      0.75%             --           0.03%           0.78%             --             0.78%(13)
   Smith Barney Money Market
     Portfolio....................      0.50%             --           0.03%           0.53%             --             0.53%
   Strategic Equity Portfolio.....      0.80%             --           0.05%           0.85%             --             0.85%
   Travelers Managed Income
     Portfolio....................      0.65%             --           0.04%           0.69%             --             0.69%
   Van Kampen Enterprise
     Portfolio....................      0.70%             --           0.10%           0.80%             --             0.80%

VARIABLE ANNUITY PORTFOLIOS
   Smith Barney Small Cap
     Growth Opportunities
     Portfolio....................      0.75%             --           0.35%           1.10%             --             --(14)

--------------
 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.

(2) Expense information restated to reflect a reduction in advisory fees effective September 7, 2004.

(3) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.75% to the following breakpoints: 0.75% on first $1.5 billion of net assets; 0.70% on next $0.5 billion; 0.65% on next $0.5 billion; 0.60% on the next $1 billion; and 0.50% on net assets in excess of $3.5 billion.

(4) Effective August 1, 2004, the management fees were reduced from 0.70% to the following breakpoints: First $350 million 0.65%; next $150 million 0.55%; next $250 million 0.53%; next $250 million 0.50%; over $1 billion 0.45%.

(5) Each Portfolio of the Smith Barney Allocation Series Inc. (a "fund of funds") invests in the shares of other mutual funds ("underlying funds"). The Management Fee for each Portfolio is 0.35%. While the Portfolios have no direct expenses, the "Other Expenses" figure represents a weighted average of the total expense ratios of the underlying funds as of 1/31/05 (the fiscal year end of the Portfolios).

(6) Effective September 1, 2004, the management fees were reduced from 0.75% to the following breakpoints: First $1 billion 0.65%; next $1 billion 0.60%; next $1 billion 0.55%; next $1 billion 0.50%; over $4 billion 0.45%.

(7) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.80% to the following breakpoints: 0.775% on first $250 million of net assets; 0.75% on the next $250 million; 0.725% on next $500 million; 0.70% on next $1 billion and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(8) Other expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(9) Effective February 25, 2005, the investment advisory fee was revised to the following breakpoints: For the first $500 million of average daily net assets the advisory fee is 0.7775%; the next $300 million 0.7525%; the next $600 million 0.7275%; the next $1 billion 0.7025%; over $2.5 billion 0.625%. Also effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS; and (3) another portfolio of the Travelers Series Fund that is subadvised by MFS, are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule. Between February 25, 2004 and February 24, 2005 the investment advisory fee was as follows: for the first $600 million of average daily net assets the advisor fee is 0.800%; the next $300 million 0.775%; the next $600 million 0.750%; the next $1 billion 0.725%; over $2.5 billion 0.675%. Previous to September 1, 2004 the fee was an annual rate of 0.80%. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(10) Effective November 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $600 million of net assets; 0.775% on next $300 million; 0.75% on next $600 million; 0.725% on next $1 billion and 0.675% in excess of $2.5 billion. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule.

(11) Effective July 1, 2004, the management fee was reduced from 0.90% to 0.85% of the Fund's daily net assets.

(12) Effective July 1, 2004, the management fee was reduced from 0.65% to the following breakpoints: 0.60% on the first $500 million of net assets; 0.55% on the next $500 million of net assets and 0.50% on assets in excess of $1 billion.

(13) Effective July 1, 2004, the management fee was reduced from 0.75% to the following breakpoints: 0.75% on the first $5 billion of net assets; 0.725% on the next $2.5 billion; 0.70% on the next $2.5 billion and 0.65% on assets in excess of $10 billion.

(14) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for underlying funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the underlying fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the underlying fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                             VOLUNTARY FEE
                                                                             WAIVER AND/OR
                                                                                EXPENSE              NET TOTAL ANNUAL
        FUNDING OPTION                                                       REIMBURSEMENT          OPERATING EXPENSES
        ----------------                                                  -------------------     ----------------------
        Global Growth Fund -- Class 2 Shares.........................            0.01%                     0.89%
        Growth-Income Fund -- Class 2 Shares.........................            0.01%                     0.55%
        Convertible Securities Portfolio.............................            0.01%                     0.74%
        Disciplined Mid Cap Stock Portfolio..........................            0.02%                     0.80%
        Mercury Large Cap Core Portfolio.............................            0.03%                     0.92%
        Salomon Brothers Strategic Total Return Bond Portfolio.......            0.01%                     1.24%
        Smith Barney Small Cap Growth Opportunities Portfolio........            0.20%                     0.90%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses.

                                              IF CONTRACT IS SURRENDERED AT THE END         IF CONTRACT IS NOT SURRENDERED OR
                                                        OF PERIOD SHOWN:                 ANNUITIZED AT THE END OF PERIOD SHOWN:
                                             ----------------------------------------   ------------------------------------------
 FUNDING OPTION                               1 YEAR   3 YEARS   5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------- -                            -------- --------- ---------- ----------   --------  --------- ---------- -----------
Underlying Fund with Maximum Total Annual
Operating Expenses                             876      1446       1643       3058        276        846       1443       3058
Underlying Fund with Minimum Total Annual
Operating Expenses                             804      1230       1281       2334        204        630       1081       2334


                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Vintage Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase

Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

On or after May 2, 2005, the Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older. The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.

                                                 MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
     DEATH BENEFIT/OPTIONAL FEATURE              ANNUITANT ON THE CONTRACT DATE
    ---------------------------------------     ---------------------------------------------------
     Standard Death Benefit                                           80
     Enhanced Death Benefit                                           75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-8573.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional Purchase Payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding

Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered though this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Underlying Fund or an affiliate of the Underlying Fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments to an Underlying Fund if the Company determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets.

In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as

0.65% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an Underlying Fund out its assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Premier Equity Fund --         Seeks to achieve long-term growth of        A I M Advisors, Inc.
     Series I Shares                       capital. Income is a secondary
                                           objective. The Fund invests,
                                           normally, at least 80% of its net
                                           assets, plus the amount of any
                                           borrowings for investment purposes,
                                           in equity securities, including
                                           convertible securities.

ALLIANCEBERNSTEIN VARIABLE PRODUCT
   SERIES FUND, INC.
   AllianceBernstein Large Cap Growth      Seeks growth of capital by pursuing         Alliance Capital Management L.P.
     Portfolio -- Class B                  aggressive investment policies.

AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2 Shares    Seeks capital appreciation. The Fund        Capital Research and Management
                                           normally invests in common stocks of        Co.
                                           companies located around the world.

   Growth Fund -- Class 2 Shares           Seeks capital appreciation. The Fund        Capital Research and Management
                                           normally invests in common stocks of        Co.
                                           companies that appear to offer
                                           superior opportunities for growth of
                                           capital.

   Growth-Income Fund -- Class 2 Shares    Seeks capital appreciation and income.      Capital Research and Management
                                           The Fund normally invests in common         Co.
                                           stocks or other securities that
                                           demonstrate the potential for
                                           appreciation and/or dividends.
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund --     Seeks to maximize capital                   The Dreyfus Corporation
     Developing Leaders Portfolio --        appreciation. The Fund normally
     Initial Shares                        invests in companies with market
                                           capitalizations of less than $2
                                           billion at the time of purchase.

GREENWICH STREET SERIES FUND
   Equity Index Portfolio -- Class II      Seeks investment results that, before       Travelers Investment Management
     Shares                                expenses, correspond to the price and       Company ("TIMCO")
                                           yield performance of the S&P 500
                                           Index. The Fund normally invests in
                                           equity securities, or other
                                           investments with similar economic
                                           characteristics that are included in
                                           the S&P 500 Index.

   Fundamental Value Portfolio             Seeks long-term capital growth.             Smith Barney Fund Management LLC
                                           Current income is a secondary               ("SBFM")
                                           consideration. The Fund normally
                                           invests in common stocks, and common
                                           stock equivalents of companies, the
                                           manager believes are undervalued.

SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   Investors Fund -- Class I               Seeks long term growth of capital.          Salomon Brothers Asset
                                           Secondarily seeks current income. The       Management, Inc. ("SBAM")
                                           Fund normally invests in common stocks
                                           of established companies.

   Total Return Fund -- Class I            Seeks above average income (compared        SBAM
                                           to a portfolio invested entirely in
                                           equity securities). Secondarily seeks
                                           growth of capital and income.  The
                                           Fund normally invests in a broad range
                                           of equity and fixed-income securities
                                           of U.S. and foreign issuers.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
SMITH BARNEY ALLOCATION SERIES INC.
   Select Balanced Portfolio               Seeks a balance of growth of capital        Travelers Investment Adviser,
                                           and income. The Fund is a "fund of          Inc. ("TIA")
                                           funds." Rather than investing directly
                                           in securities, the Fund normally
                                           invests in other Smith Barney equity
                                           and fixed-income mutual funds.

   Select Growth Portfolio                 Seeks long-term growth of capital. The      TIA
                                           Fund is a "fund of funds." Rather than
                                           investing directly in securities, the
                                           Fund normally invests in other Smith
                                           Barney mutual funds, which are
                                           primarily equity funds.

   Select High Growth Portfolio            Seeks capital appreciation. The Fund        TIA
                                           is a "fund of funds." Rather than
                                           investing directly in securities, the
                                           Fund normally invests in other Smith
                                           Barney mutual funds, which are
                                           primarily fixed-income funds.

SMITH BARNEY INVESTMENT SERIES
   Smith Barney Dividend Strategy          Seeks capital appreciation.                 SBFM
     Portfolio                             Principally through investing in
                                           dividend paying stocks.

   Smith Barney Premier Selections         Seeks long term capital growth. The         SBFM
     All Cap Growth Portfolio              Fund consists of a Large Cap Growth
                                           segment, Mid Cap Growth segment and
                                           Small Cap Growth segment. All three
                                           segments normally invest in equity
                                           securities. The Large Cap Growth
                                           segment invests in large sized
                                           companies. The Mid Cap Growth segment
                                           invests in medium sized companies.
                                           The Small Cap Growth segment invests
                                           in small sized companies.

THE TRAVELERS SERIES TRUST
   Convertible Securities Portfolio        Seeks current income and capital            Travelers Asset Management
                                           appreciation. The Fund normally             International Company LLC
                                           invests in convertible securities.          ("TAMIC")

   Disciplined Mid Cap Stock Portfolio     Seeks growth of capital. The Fund           TAMIC
                                           normally invests in the equity              Subadviser: TIMCO
                                           securities of companies with mid-size
                                           market capitalizations.

   Mercury Large Cap Core Portfolio        Seeks long-term capital growth. The         TAMIC
                                           Fund normally invests in a diversified      Subadviser: Merrill Lynch
                                           portfolio of equity securities of           Investment Managers, L.P. ("MLIM")
                                           large cap companies.

   MFS Mid Cap Growth Portfolio            Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in equity             Subadviser: Massachusetts
                                           securities of companies with medium         Financial Services ("MFS")
                                           market capitalization.

TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio      Seeks capital appreciation. The Fund        TIA
                                           normally invests in common stocks of        Subadviser:  AIM Capital
                                           companies that are likely to benefit        Management Inc.
                                           from new products, services or
                                           processes or have experienced
                                           above-average earnings growth.

   MFS Total Return Portfolio              Seeks above average income consistent       TIA
                                           with the prudent employment of              Subadviser: MFS
                                           capital. Secondarily, seeks growth of
                                           capital and income. The Fund normally
                                           invests in a broad range of equity and
                                           fixed-income securities of both U.S.
                                           and foreign issuers.

   Pioneer Strategic Income Portfolio      Seeks high current income. The Fund         TIA
                                           normally invests in debt securities         Subadviser: Pioneer Investment
                                           and has the flexibility to invest in a      Management, Inc.
                                           broad range of issuers and segments of
                                           the debt securities market.

   Salomon Brothers Strategic Total        Seeks total return. The Fund normally       TIA
     Return Bond Portfolio                 invests in a globally diverse
                                           portfolio of fixed-income securities.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
   Smith Barney High Income Portfolio      Seeks high current income.                  SBFM
                                           Secondarily, seeks capital
                                           appreciation. The Fund normally
                                           invests in high yield corporate debt
                                           and preferred stock of U.S. and
                                           foreign issuers.

   Smith Barney International All Cap      Seeks total return on assets from           SBFM
     Growth Portfolio                      growth of capital and income. The Fund
                                           normally invests in equity securities
                                           of foreign companies.

   Smith Barney Large Cap Value            Seeks long-term growth of capital with      SBFM
     Portfolio                             current income is a secondary
                                           objective. The Fund normally invests
                                           in equities, or similar securities,
                                           of companies with large market
                                           capitalizations.

   Smith Barney Large Capitalization       Seeks long term growth of capital. The      SBFM
     Growth Portfolio                      Fund normally invests in equities, or
                                           similar securities, of companies with
                                           large market capitalizations.

   Smith Barney Money Market Portfolio     Seeks to maximize current income            SBFM
                                           consistent with preservation of
                                           capital. The Fund seeks to maintain a
                                           stable $1 share price. The Fund
                                           normally invests in high quality U.S.
                                           short-term debt securities.

   Strategic Equity Portfolio              Seeks capital appreciation. The Fund        TIA
                                           normally invests in U.S. and foreign        Subadviser: Fidelity Management &
                                           equity securities.                          Research Company ("FMR")

   Travelers Managed Income Portfolio      Seeks high current income consistent        TAMIC
                                           with prudent risk of capital. The Fund
                                           normally invests in U.S. corporate
                                           debt and U.S. government securities.

   Van Kampen Enterprise Portfolio         Seeks capital appreciation. The Fund        TIA
                                           normally invests in common stocks of        Subadviser: Van Kampen Asset
                                           growth companies.                           Management Inc.

VARIABLE ANNUITY PORTFOLIOS
   Smith Barney Small Cap Growth           Seeks long term capital growth. The         Citi Fund Management, Inc.
     Opportunities Portfolio               Fund normally invests in equity
                                           securities of small cap companies and
                                           related investments.


                                  FIXED ACCOUNT
--------------------------------------------------------------------------------

We offer our Fixed Account as a funding option. Please see Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     o the ability for you to make withdrawals and surrenders under the Contracts;

     o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners,

     o the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     o  administration of the annuity options available under the Contracts; and

     o  the distribution of various reports to Contract Owners.

Costs and expenses we incur include:

     o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

     o sales and marketing expenses including commission payments to your registered representative, and

     o  other costs of doing business.

Risks we assume include:

     o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     o that the amount of the death benefit will be greater than the Contract Value, and o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

     o  We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks .For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for six years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

          YEARS SINCE PURCHASE PAYMENT MADE               WITHDRAWAL CHARGE
    -----------------------------------------------     ---------------------
      GREATER THAN OR EQUAL TO      BUT LESS THAN
              0 years                  3 years                   6%
              3 years                  4 years                   3%
              4 years                  5 years                   2%
              5 years                  6 years                   1%
              6+years                                            0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a)  any Purchase Payment to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis) then

     (d)  any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

     o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

     o  if an annuity payout has begun

     o due to a minimum distribution under our minimum distribution rules then in effect

     o if an income option of at least five year's duration is begun after the first Contract Year.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 15% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to partial withdrawals only.

ANY WITHDRAWAL IS SUBJECT TO FEDERAL INCOME TAXES ON THE TAXABLE PORTION. IN ADDITION, A 10% FEDERAL PENALTY MAY BE ASSESSED ON ANY WITHDRAWAL IF THE CONTRACT OWNER IS UNDER AGE 59 1/2. YOU SHOULD CONSULT WITH YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES OF A WITHDRAWAL.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct the contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun, or

     (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge is 1.02% annually. If you choose the Enhanced Death Benefit, the M&E charge is 1.30% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

      YEARS SINCE INITIAL PURCHASE PAYMENT MADE
    -----------------------------------------------
      GREATER THAN OR EQUAL TO      BUT LESS THAN         WITHDRAWAL CHARGE
              0 years                  3 years                   6%
              3 years                  4 years                   3%
              4 years                  5 years                   2%
              5 years                  6 years                   1%
              6+years                                            0%

Please refer to Payment Options for a description of this benefit.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, Contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS
--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF AN UNDERLYING FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE UNDERLYING FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

     o  the dollar amount you request to transfer;

     o  the number of transfers you made within the previous three months;

     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

     o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

     o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

     o Some of the Underlying Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

     o The Company issues Contracts to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

     o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Contract Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Contract Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

Excessive trading and market timing activity increases the overall transaction costs of an Underlying Fund, which may serve to decrease the Underlying Fund's performance. Further, excessive trading and market timing activity may disrupt the management of an Underlying Fund because the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the fixed account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a
financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 591/2. There is no additional fee for electing Systematic Withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

SUCCEEDING OWNER. For Non-qualified Contracts only, if joint owners are not named, the Contract Owner may name a succeeding owner in a Written Request. The succeeding owner becomes the Contract Owner if living when the Contract Owner dies. The succeeding owner has no interest in the Contract before then. The Contract Owner may change or delete a succeeding owner by Written Request.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

o   the death benefit will not be payable upon the Annuitant's death

o   the contingent Annuitant becomes the Annuitant

o   all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

You may not change, delete or add a Contingent Annuitant after the Contract becomes effective.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. At purchase, you elect either the Standard Death Benefit, or the Enhanced Death Benefit (also referred to as the "Roll-Up Death Benefit"). The death benefit is calculated at the close of the business day on which the Company's Home Office receives Due Proof of Death and written payment instructions or election of beneficiary contract continuance ("Death Report Date").

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT

DEATH OF ANY OWNER OR THE ANNUITANT BEFORE AGE 75. We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or
(3) below, each reduced by any applicable premium tax, withdrawals or outstanding loans not previously deducted:

       (1)   the Contract Value;

       (2)   the total Purchase Payments made under the Contract; or

       (3) the Contract Value on the latest fifth Contract Year anniversary immediately preceding the date on which the Company receives Due Proof of Death.

DEATH OF ANY OWNER OR THE ANNUITANT ON OR AFTER AGE 75. We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or
(3) below, each reduced by any applicable premium tax, withdrawals or outstanding loans not previously deducted:

       (1)   the Contract Value;

       (2)   the total Purchase Payments made under the Contract; or

       (3) the Contract Value on the latest fifth Contract Year anniversary occurring on or before the Annuitant's 75th birthday.

ENHANCED DEATH BENEFIT (ROLL-UP DEATH BENEFIT)
(NOT AVAILABLE WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE CONTRACT DATE)

(Please refer to Appendix D for a description of the Enhanced Death Benefit for contracts purchased prior to June 1, 1997.)

All death benefits described below are reduced by any applicable premium tax, prior withdrawals or outstanding loans not previously deducted.

--------------------------------------------------------------------------------------------------------------------------
                  AGE AT TIME OF DEATH                                                DEATH BENEFIT
--------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies before age 80, the death benefit        o  the Contract Value on the Death Report Date
will be the greatest of:
                                                              o  the roll-up death benefit value on the Death Report Date
                                                                 (as described below)

                                                              o  the maximum of all step-up death benefit values (as
                                                                 described below) available on the Death Report Date
If the Annuitant dies on or after age 80, the death
benefit will be the greatest of:                              o  the Contract Value on the Death Report Date

                                                              o  the roll-up death benefit value (as described below) on the Annuitant's 80th birthday, plus any additional
                                                                 Purchase Payments and minus any partial surrender
                                                                 reductions (as described below) that occur after the
                                                                 Annuitant's 80th birthday; or

                                                              o  The maximum of all step-up death benefit values (as
                                                                 described below) in effect on the Death Report Date
                                                                 which are associated with any Contract Date anniversary
                                                                 occurring on or before the Annuitant's 80th birthday
---------------------------------------------------------------------------------------------------------------------------

THE ROLL-UP DEATH BENEFIT VALUE. On the Contract Date, the roll-up death benefit value is equal to the Purchase Payment. On each Contract Date anniversary, the roll-up death benefit value will be recalculated to equal (a) plus (b) minus
(c), increased by 5%, where:

     (a) is the roll-up death benefit value as of the previous Contract Date anniversary

     (b)  is any Purchase Payment during the previous Contract Year

     (c) is any partial surrender reduction (as described below) during the previous Contract Year

On dates other than the Contract Date anniversary, the roll-up death benefit value equals (a) plus (b) minus (c) where:

     (a) is the roll-up death benefit value as of the previous Contract Date anniversary

     (b) is any Purchase Payment made since the previous Contract Date anniversary

     (c) is any partial surrender reduction (as described below) since the previous Contract Date anniversary.

The maximum roll-up death benefit payable equals 200% of the difference between all Purchase Payments and all partial surrender reductions (as described below).

STEP-UP VALUE. We will establish a separate death benefit value on each anniversary of the Contract Date which occurs on or prior to the Death Report Date. The step-up value will initially equal the Contract Value on that anniversary. Whenever you make a Purchase Payment, we will increase the step-up value by the amount of that Purchase Payment. Whenever you take a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. Recalculations of step-up death benefit values related to any Purchase Payments or any withdrawals will be made in the order that such Purchase Payments or withdrawals occur.

THE PARTIAL SURRENDER REDUCTION referenced above is equal to (1) the amount of a death benefit value (step-up or roll-up) immediately prior to the reduction for the withdrawal, multiplied by (2) the amount of the withdrawal divided by the Contract Value immediately prior to the withdrawal.

For example, assume your current Contract Value is $55,000. If your original step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

       50,000 x (10,000/55,000) = $9,090

Your new step-up value would be 50,000 -- 9,090 or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your original step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

       50,000 x (10,000/30,000) = $16,666

Your new step-up value would be 50,000 -- 16,666, or $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               MANDATORY
   BEFORE THE MATURITY DATE,            THE COMPANY WILL                                                     PAYOUT RULES
     UPON THE DEATH OF THE            PAY THE PROCEEDS TO:      UNLESS. . .                                     APPLY*
-----------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS NOT THE                The beneficiary            Unless the beneficiary elects to           Yes
ANNUITANT) (WITH NO JOINT OWNER)     (ies), or if none, to      continue the Contract rather than
                                     the Contract Owner's       receive the distribution.
                                     estate.

-----------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)         The beneficiary            Unless the beneficiary elects to           Yes
(WITH NO JOINT OWNER)                (ies), or if none, to      continue the Contract rather than
                                     the Contract Owner's       receive the distribution.
                                     estate.

-----------------------------------------------------------------------------------------------------------------------------
JOINT OWNER (WHO IS NOT THE          The surviving joint        Unless the surviving joint owner           Yes
ANNUITANT)                           owner.                     elects to continue the Contract
                                                                rather than receive the distribution.

-----------------------------------------------------------------------------------------------------------------------------
JOINT OWNER (WHO IS THE              The beneficiary            Unless the beneficiary/surviving           Yes
ANNUITANT)                           (ies), or if none, to      joint owner elects to continue the
                                     the surviving joint        Contract rather than receive the
                                     owner.                     distribution.

-----------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE CONTRACT       See death of "owner                                                   Yes
OWNER)                               who is the Annuitant"
                                     above.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               MANDATORY
   BEFORE THE MATURITY DATE,            THE COMPANY WILL                                                     PAYOUT RULES
     UPON THE DEATH OF THE            PAY THE PROCEEDS TO:      UNLESS. . .                                     APPLY*
-----------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A          The beneficiary (ies)                                                 Yes (Death of
NONNATURAL PERSON/TRUST)             (e.g. the trust) or                                                   Annuitant is
                                     if none, to the owner.                                                treated as death
                                                                                                           of the owner in
                                                                                                           these
                                                                                                           circumstances.)

-----------------------------------------------------------------------------------------------------------------------------
CONTINGENT ANNUITANT (ASSUMING       No death proceeds are                                                 N/A
ANNUITANT IS STILL ALIVE)            payable; contract
                                     continues.

-----------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                          No death proceeds are                                                 N/A
                                     payable; contract
                                     continues.

-----------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY               No death proceeds are                                                 N/A
                                     payable; contract
                                     continues.
-----------------------------------------------------------------------------------------------------------------------------

----------------------
 * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

                               QUALIFIED CONTRACTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               MANDATORY
   BEFORE THE MATURITY DATE,            THE COMPANY WILL                                                     PAYOUT RULES
     UPON THE DEATH OF THE            PAY THE PROCEEDS TO:      UNLESS. . .                                     APPLY*
-----------------------------------------------------------------------------------------------------------------------------
OWNER/ANNUITANT                      The beneficiary (ies),      Unless the beneficiary elects to          Yes
                                     or if none, to the          continue the Contract rather than
                                     Contract Owner's            receive a distribution.
                                     estate.

-----------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                          No death proceeds are                                                 N/A
                                     payable; Contract
                                     continues.

-----------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY               No death proceeds are                                                 N/A
                                     payable; Contract
                                     continues.
-----------------------------------------------------------------------------------------------------------------------------

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

       o   transfer ownership

       o   take a loan

       o   make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original contract will also apply to the continued contract. All benefits and features of the continued contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

       o through an annuity for life or a period that does not exceed the beneficiary's life expectancy; or

       o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as the planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options (annuity or income options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the Maturity Date will be the Annuitant's 70th birthday for Qualified Contracts, or for Non-qualified Contracts, the

Annuitant's 75th birthday or ten years after the effective date of the Contract, if later. (For Contracts issued in Florida and New York, the Maturity Date you elect may not be later than the Annuitant's 90th birthday.)

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday for Non-qualified Contracts, or 70th birthday for Qualified Contracts, or for all Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 701/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity or income option selection any time up to the Maturity Date. Once annuity or income payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $1,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the Contract's Cash Surrender Value (or, if required by state law, Contract Value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. We will make equal payments of the amount elected until the Cash Surrender Value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the Cash Surrender Value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. We will make payments for the period selected.

Option 3 -- Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the income option "Payments for a Fixed
Period."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract

Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor Separate Accounts: Fund BD and Fund BD II, respectively. Fund BD was established on October 22, 1993 and Fund BD II was established on February 22, 1995, and both are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Fund BD and Fund BD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a

Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of Contract, Qualified or Non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity Contracts, like interest payable as fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for

IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 701/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 701/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

Code Section 72(s) requires that non-qualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity Contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for Federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 591/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the variable annuity or variable life insurance contract described in your prospectus:

     o  The Travelers Insurance Company ("TIC")
     o  The Travelers Life and Annuity Company ("TLAC")

The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity or variable life insurance contract, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity or variable life insurance contract owners.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Travelers Insurance Company and The Travelers Life and Annuity Company (together the "Company") have appointed Travelers Distribution LLC ("TDLLC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. TDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses TDLLC for expenses TDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). TDLLC does not retain any fees under the Contracts; however, TDLLC may receive 12b-1 fees from the Underlying Funds.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

TDLLC and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives). We may periodically establish compensation specials whereby we pay a higher amount for sales of the Contract during a specified period. While a compensation special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. We are not currently offering any compensation specials.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under your Contract. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or TDLLC may receive from the Underlying Funds for providing administrative, marketing and other support and services to the Underlying Funds. If your Contract assesses a Contingent Deferred Sales Charge, proceeds from this charge may be used to reimburse the Company for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and TDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and TDLLC have entered into a preferred distribution arrangement with Citigroup Global Markets Inc. (f/k/a Smith Barney) and Citicorp Investment Services, Inc., the only broker-dealer firms that are authorized by the Company and TDLLC to offer the Contracts.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALE OF VARIABLE ANNUITIES BY AFFILIATES OF THE COMPANY. The Company and TDLLC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company. Because of the affiliation, these broker-dealer firms and their registered representatives may favor the Company's products.

CITICORP INVESTMENT SERVICES, INC. The Company and TDLLC have entered into a selling agreement with Citicorp Investment Services, Inc. ("CIS"), which is affiliated with the Company. CIS is a subsidiary of Citibank, N.A. Registered representatives of CIS, who are properly licensed and appointed, may offer the Contract to customers.

CITIGROUP GLOBAL MARKETS INC. The Company and TDLLC have entered into a selling agreement with Citigroup Global Markets Inc. ("Smith Barney"), which is affiliated with the Company. Smith Barney is a subsidiary of Citigroup. Registered representatives of Smith Barney, who are properly licensed and appointed, may offer the Contract to customers.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there here are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND BD FOR VARIABLE ANNUITIES

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information.

                         SEPARATE ACCOUNT CHARGES 1.17%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Premier Equity Fund -- Series I (5/01)..........   2004        0.755           0.790                  49,723
                                                               2003        0.611           0.755                  75,908
                                                               2002        0.886           0.611                 450,377
                                                               2001        1.000           0.886                 668,710

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (5/01)...........................................   2004        0.714           0.764                 445,460
                                                               2003        0.585           0.714                 511,962
                                                               2002        0.857           0.585                 546,050
                                                               2001        1.000           0.857                 297,549

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (5/01)..............   2004        0.988           1.108               4,084,784
                                                               2003        0.739           0.988               2,904,801
                                                               2002        0.876           0.739               2,231,042
                                                               2001        1.000           0.876                 802,933

   Growth Fund -- Class 2 Shares (5/01).....................   2004        0.860           0.957               8,964,439
                                                               2003        0.636           0.860               8,634,706
                                                               2002        0.852           0.636               5,528,439
                                                               2001        1.000           0.852               1,775,888

   Growth-Income Fund -- Class 2 Shares (5/01)..............   2004        1.022           1.115               9,809,591
                                                               2003        0.781           1.022               9,887,549
                                                               2002        0.967           0.781               6,543,536
                                                               2001        1.000           0.967               2,371,512

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -- Developing Leaders
   Portfolio -- Initial Shares (5/98).......................   2004        1.122           1.235               2,640,571
                                                               2003        0.862           1.122               3,128,195
                                                               2002        1.078           0.862               3,595,868

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Dreyfus Variable Investment Fund -- Developing Leaders
   Portfolio -- Initial Shares  (continued)..................  2001        1.162           1.078               3,233,826
                                                               2000        1.038           1.162               3,583,484
                                                               1999        0.852           1.038               2,129,773
                                                               1998        1.000           0.852               1,024,905

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/99).........   2004        0.818           0.892               1,746,644
                                                               2003        0.648           0.818               2,376,230
                                                               2002        0.845           0.648               2,780,694
                                                               2001        0.976           0.845               3,052,737
                                                               2000        1.088           0.976               2,024,943
                                                               1999        1.000           1.088               1,741,701

   Fundamental Value Portfolio (11/94)......................   2004        2.662           2.847              24,106,289
                                                               2003        1.942           2.662              29,927,751
                                                               2002        2.497           1.942              36,718,095
                                                               2001        2.667           2.497              46,360,039
                                                               2000        2.240           2.667              55,492,831
                                                               1999        1.857           2.240              65,203,019
                                                               1998        1.790           1.857              73,467,726

Salomon Brothers Variable Series Funds Inc.

   Investors Fund -- Class I (5/98).........................   2004        1.201           1.310               3,433,092
                                                               2003        0.918           1.201               3,570,075
                                                               2002        1.207           0.918               3,952,134
                                                               2001        1.275           1.207               4,597,550
                                                               2000        1.119           1.275               1,901,624
                                                               1999        1.014           1.119               1,845,539
                                                               1998        1.000           1.014                 704,294

   Total Return Fund -- Class I (5/98)......................   2004        1.096           1.178                 792,837
                                                               2003        0.956           1.096                 996,893
                                                               2002        1.039           0.956               1,278,668
                                                               2001        1.060           1.039               1,200,238
                                                               2000        0.994           1.060                 845,563
                                                               1999        0.997           0.994                 769,348
                                                               1998        1.000           0.997                 397,259

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
Smith Barney Allocation Series Inc.
   Select Balanced Portfolio (3/97).........................   2004        1.396           1.485               2,221,117
                                                               2003        1.174           1.396               2,560,375
                                                               2002        1.270           1.174               3,121,798
                                                               2001        1.303           1.270               3,742,546
                                                               2000        1.258           1.303               3,561,033
                                                               1999        1.183           1.258               3,958,544
                                                               1998        1.093           1.183               4,046,998
                                                               1997        1.000           1.093               3,114,900

   Select Growth Portfolio (3/97)...........................   2004        1.239           1.331               1,158,365
                                                               2003        0.965           1.239               1,584,448
                                                               2002        1.192           0.965               2,169,501
                                                               2001        1.338           1.192               2,631,461
                                                               2000        1.421           1.338               2,951,806
                                                               1999        1.238           1.421               3,487,443
                                                               1998        1.099           1.238               3,135,267
                                                               1997        1.000           1.099               2,261,767

   Select High Growth Portfolio (3/97)......................   2004        1.266           1.384                 420,556
                                                               2003        0.936           1.266                 499,464
                                                               2002        1.242           0.936                 574,369
                                                               2001        1.429           1.242                 618,220
                                                               2000        1.558           1.429                 707,214
                                                               1999        1.242           1.558                 807,243
                                                               1998        1.090           1.242                 723,814
                                                               1997        1.000           1.090                 602,892

Smith Barney Investment Series
   Smith Barney Dividend Strategy Portfolio (5/01)..........   2004        0.799           0.816                 281,085
                                                               2003        0.655           0.799                 554,679
                                                               2002        0.895           0.655                 364,889
                                                               2001        1.000           0.895                 441,029

   Smith Barney Premier Selections All Cap Growth
   Portfolio (5/01).........................................   2004        0.860           0.875               1,659,510
                                                               2003        0.648           0.860               1,657,215
                                                               2002        0.896           0.648                 680,370
                                                               2001        1.000           0.896                 233,523

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
The Travelers Series Trust
   Convertible Securities Portfolio (6/98)..................   2004        1.469           1.543               1,082,850
                                                               2003        1.177           1.469               1,192,485
                                                               2002        1.280           1.177               1,982,316
                                                               2001        1.306           1.280               2,206,650
                                                               2000        1.175           1.306               1,168,231
                                                               1999        1.001           1.175                 626,884
                                                               1998        1.000           1.001                 248,991

   Disciplined Mid Cap Stock Portfolio (5/98)...............   2004        1.461           1.682               3,783,231
                                                               2003        1.105           1.461               3,810,819
                                                               2002        1.305           1.105               4,509,768
                                                               2001        1.376           1.305               4,124,695
                                                               2000        1.194           1.376               3,158,686
                                                               1999        1.064           1.194               1,843,199
                                                               1998        1.000           1.064                 397,554

   Merrill Lynch Large Cap Core Portfolio (5/98)............   2004        0.803           0.920               1,065,482
                                                               2003        0.671           0.803               1,579,231
                                                               2002        0.906           0.671               2,067,818
                                                               2001        1.183           0.906               3,143,694
                                                               2000        1.267           1.183               3,989,985
                                                               1999        1.037           1.267               3,898,421
                                                               1998        1.000           1.037               1,353,759

   MFS Emerging Growth Portfolio (11/96)....................   2004        1.154           1.285               8,722,581
                                                               2003        0.904           1.154              10,995,857
                                                               2002        1.391           0.904              14,406,268
                                                               2001        2.205           1.391              20,409,633
                                                               2000        2.793           2.205              26,758,940
                                                               1999        1.599           2.793              28,192,848
                                                               1998        1.204           1.599              25,199,790
                                                               1997        1.005           1.204              19,165,838
                                                               1996        1.000           1.005               4,789,844

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (10/95)...............   2004        1.267           1.333              27,573,752
                                                               2003        0.991           1.267              34,875,318
                                                               2002        1.317           0.991              43,597,234
                                                               2001        1.748           1.317              58,613,993

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   AIM Capital Appreciation Portfolio  (continued)..........   2000        1.974           1.748              74,130,562
                                                               1999        1.397           1.974              81,401,202
                                                               1998        1.206           1.397              90,905,019
                                                               1997        1.088           1.206              91,233,697
                                                               1996        0.958           1.088              71,085,132
                                                               1995        1.000           0.958              20,366,025

   MFS Total Return Portfolio (6/94)........................   2004        2.268           2.498              29,790,919
                                                               2003        1.969           2.268              37,607,488
                                                               2002        2.103           1.969              44,972,133
                                                               2001        2.127           2.103              54,056,696
                                                               2000        1.845           2.127              64,462,637
                                                               1999        1.819           1.845              78,484,497
                                                               1998        1.648           1.819              86,949,854
                                                               1997        1.376           1.648              83,810,525
                                                               1996        1.216           1.376              68,235,801
                                                               1995        0.979           1.216              41,813,313

   Pioneer Strategic Income Portfolio (6/94)................   2004        1.661           1.822              14,941,189
                                                               2003        1.406           1.661              18,272,707
                                                               2002        1.344           1.406              23,732,550
                                                               2001        1.304           1.344              28,854,109
                                                               2000        1.325           1.304              37,822,306
                                                               1999        1.326           1.325              45,594,724
                                                               1998        1.332           1.326              53,053,274
                                                               1997        1.252           1.332              51,751,252
                                                               1996        1.170           1.252              43,898,066
                                                               1995        1.009           1.170              26,077,726

   Salomon Brothers Strategic Total Return Bond
   Portfolio (6/94).........................................   2004        1.739           1.827               3,672,857
                                                               2003        1.553           1.739               5,037,212
                                                               2002        1.450           1.553               5,507,970
                                                               2001        1.378           1.450               5,251,702
                                                               2000        1.319           1.378               6,890,789
                                                               1999        1.359           1.319               8,990,726
                                                               1998        1.397           1.359              11,299,081
                                                               1997        1.316           1.397              12,826,830
                                                               1996        1.121           1.316              11,505,498
                                                               1995        0.945           1.121               6,839,747

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Smith Barney High Income Portfolio (6/94)................   2004        1.534           1.675              10,075,486
                                                               2003        1.217           1.534              13,435,291
                                                               2002        1.273           1.217              17,114,943
                                                               2001        1.338           1.273              22,158,369
                                                               2000        1.472           1.338              28,815,814
                                                               1999        1.452           1.472              38,357,097
                                                               1998        1.463           1.452              44,406,204
                                                               1997        1.300           1.463              42,964,010
                                                               1996        1.162           1.300              33,737,040
                                                               1995        0.988           1.162              20,136,397

   Smith Barney International All Cap Growth
   Portfolio (6/94).........................................   2004        1.026           1.195              23,196,293
                                                               2003        0.814           1.026              29,382,959
                                                               2002        1.109           0.814              36,517,428
                                                               2001        1.630           1.109              49,462,447
                                                               2000        2.164           1.630              63,128,882
                                                               1999        1.305           2.164              72,748,400
                                                               1998        1.240           1.305              82,330,241
                                                               1997        1.222           1.240              87,384,895
                                                               1996        1.050           1.222              77,554,062
                                                               1995        0.955           1.050              47,316,609

   Smith Barney Large Cap Value Portfolio (6/94)............   2004        1.937           2.118              21,065,983
                                                               2003        1.536           1.937              25,941,256
                                                               2002        2.083           1.536              33,420,816
                                                               2001        2.296           2.083              45,558,878
                                                               2000        2.053           2.296              55,091,429
                                                               1999        2.076           2.053              67,687,987
                                                               1998        1.913           2.076              71,417,242
                                                               1997        1.528           1.913              71,149,294
                                                               1996        1.291           1.528              57,479,117
                                                               1995        0.981           1.291              31,342,864

   Smith Barney Large Capitalization Growth
   Portfolio (5/98) ........................................   2004        1.379           1.368              10,814,819
                                                               2003        0.945           1.379              13,098,784
                                                               2002        1.272           0.945              14,669,240
                                                               2001        1.471           1.272              23,676,786
                                                               2000        1.599           1.471              27,150,090

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Smith Barney Large Capitalization Growth Portfolio
   (continued)..............................................   1999        1.237           1.599              25,851,563
                                                               1998        1.000           1.237              12,224,352

   Smith Barney Money Market Portfolio (6/94)...............   2004        1.311           1.308              12,948,924
                                                               2003        1.318           1.311              19,072,257
                                                               2002        1.317           1.318              34,637,166
                                                               2001        1.285           1.317              40,479,011
                                                               2000        1.226           1.285              33,979,597
                                                               1999        1.184           1.226              45,052,907
                                                               1998        1.140           1.184              47,120,777
                                                               1997        1.098           1.140              38,096,919
                                                               1996        1.058           1.098              49,671,947
                                                               1995        1.016           1.058              36,636,843

   Strategic Equity Portfolio (6/94)........................   2004        2.259           2.461              39,371,551
                                                               2003        1.724           2.259              49,020,099
                                                               2002        2.627           1.724              60,860,309
                                                               2001        3.068           2.627              84,551,493
                                                               2000        3.795           3.068             110,497,118
                                                               1999        2.903           3.795             131,228,285
                                                               1998        2.276           2.903             142,801,580
                                                               1997        1.785           2.276             144,292,812
                                                               1996        1.396           1.785             123,293,902
                                                               1995        1.047           1.396              79,333,827

   Travelers Managed Income Portfolio (6/94)................   2004        1.590           1.616               7,066,638
                                                               2003        1.483           1.590               9,092,631
                                                               2002        1.469           1.483              11,833,198
                                                               2001        1.392           1.469              13,910,891
                                                               2000        1.306           1.392              13,842,174
                                                               1999        1.309           1.306              17,250,745
                                                               1998        1.261           1.309              20,492,138
                                                               1997        1.163           1.261              17,886,675
                                                               1996        1.142           1.163              15,376,353
                                                               1995        0.997           1.142              11,294,401

   Van Kampen Enterprise Portfolio (6/94)...................   2004        1.842           1.891              15,562,554
                                                               2003        1.484           1.842              19,773,015
                                                               2002        2.125           1.484              24,341,031

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Van Kampen Enterprise Portfolio  (continued).............   2001        2.731           2.125              32,559,084
                                                               2000        3.238           2.731              43,294,726
                                                               1999        2.601           3.238              50,445,762
                                                               1998        2.103           2.601              55,902,505
                                                               1997        1.655           2.103              55,871,473
                                                               1996        1.362           1.655              45,338,023
                                                               1995        1.039           1.362              26,472,613

Variable Annuity Portfolios
   Smith Barney Small Cap Growth Opportunities
   Portfolio (5/01).........................................   2004        0.976           1.115               1,354,383
                                                               2003        0.696           0.976               1,401,009
                                                               2002        0.947           0.696                 529,979
                                                               2001        1.000           0.947                 443,888

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 1.45%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Premier Equity Fund -- Series I (5/01)..........   2004        0.750           0.782                      --
                                                               2003        0.608           0.750                  12,043
                                                               2002        0.885           0.608                      --
                                                               2001        1.000           0.885                  62,490

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (5/01)...........................................   2004        0.709           0.757                  90,390
                                                               2003        0.583           0.709                 164,993
                                                               2002        0.855           0.583                  98,794
                                                               2001        1.000           0.855                 220,509

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (5/01)..............   2004        0.980           1.097                 385,941
                                                               2003        0.735           0.980                 246,731
                                                               2002        0.874           0.735                 186,424
                                                               2001        1.000           0.874                  42,484

   Growth Fund -- Class 2 Shares (5/01).....................   2004        0.854           0.947               1,170,991
                                                               2003        0.633           0.854               1,297,330
                                                               2002        0.850           0.633               1,169,096
                                                               2001        1.000           0.850                 249,033

   Growth-Income Fund -- Class 2 Shares (5/01)..............   2004        1.014           1.103               2,168,615
                                                               2003        0.777           1.014               1,567,244
                                                               2002        0.965           0.777               1,363,147
                                                               2001        1.000           0.965                 735,883

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -- Developing Leaders
   Portfolio -- Initial Shares (5/98).......................   2004        1.104           1.212                 618,001
                                                               2003        0.851           1.104                 841,633
                                                               2002        1.067           0.851                 569,457
                                                               2001        1.153           1.067                 333,484
                                                               2000        1.033           1.153                 475,404
                                                               1999        0.851           1.033                 301,650
                                                               1998        1.000           0.851                  49,426

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/99).........   2004        0.808           0.878                 391,851
                                                               2003        0.642           0.808                 501,650
                                                               2002        0.839           0.642                 647,264
                                                               2001        0.971           0.839                 199,427
                                                               2000        1.086           0.971                 172,120
                                                               1999        1.000           1.086                  78,197

   Fundamental Value Portfolio (11/94)......................   2004        2.595           2.767               3,806,079
                                                               2003        1.899           2.595               4,976,343
                                                               2002        2.448           1.899               5,662,520
                                                               2001        2.622           2.448               6,985,229
                                                               2000        2.208           2.622               8,605,537
                                                               1999        1.836           2.208              10,465,245
                                                               1998        1.775           1.836              11,653,902
                                                               1997        1.541           1.775              11,852,617
                                                               1996        1.247           1.541               9,168,615
                                                               1995        1.013           1.247               4,873,580

Salomon Brothers Variable Series Funds Inc.
   Investors Fund -- Class I (5/98).........................   2004        1.182           1.286                 601,184
                                                               2003        0.906           1.182                 755,600
                                                               2002        1.195           0.906                 646,567
                                                               2001        1.265           1.195                 766,415
                                                               2000        1.114           1.265                 250,413
                                                               1999        1.012           1.114                 171,466
                                                               1998        1.000           1.012                  75,864

   Total Return Fund -- Class I (5/98)......................   2004        1.078           1.156                 231,724
                                                               2003        0.944           1.078                 249,017
                                                               2002        1.028           0.944                 196,277
                                                               2001        1.052           1.028                 255,785
                                                               2000        0.989           1.052                 112,585
                                                               1999        0.996           0.989                 115,789
                                                               1998        1.000           0.996                  69,952

Smith Barney Allocation Series Inc.
   Select Balanced Portfolio (3/97).........................   2004        1.370           1.453                 729,632
                                                               2003        1.155           1.370                 742,664
                                                               2002        1.253           1.155                 839,760

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Select Balanced Portfolio  (continued)...................   2001        1.290           1.253                 893,618
                                                               2000        1.248           1.290                 778,489
                                                               1999        1.177           1.248                 922,423
                                                               1998        1.091           1.177               1,086,882
                                                               1997        1.000           1.091                 777,806

   Select Growth Portfolio (3/97)...........................   2004        1.216           1.302                 847,668
                                                               2003        0.950           1.216                 917,612
                                                               2002        1.176           0.950                 989,634
                                                               2001        1.323           1.176               1,678,477
                                                               2000        1.410           1.323               1,838,058
                                                               1999        1.232           1.410               1,847,452
                                                               1998        1.097           1.232               1,838,554
                                                               1997        1.000           1.097               1,403,455

   Select High Growth Portfolio (3/97)......................   2004        1.242           1.354                 185,463
                                                               2003        0.921           1.242                 237,262
                                                               2002        1.225           0.921                 222,093
                                                               2001        1.414           1.225                 225,839
                                                               2000        1.546           1.414                 226,088
                                                               1999        1.236           1.546                 319,187
                                                               1998        1.087           1.236                 325,871
                                                               1997        1.000           1.087                 230,988

Smith Barney Investment Series
   Smith Barney Dividend Strategy Portfolio (5/01)..........   2004        0.793           0.808                  91,054
                                                               2003        0.652           0.793                  61,630
                                                               2002        0.893           0.652                  17,317
                                                               2001        1.000           0.893                      --

   Smith Barney Premier Selections All Cap Growth
   Portfolio (5/01).........................................   2004        0.854           0.866                 243,584
                                                               2003        0.645           0.854                 182,965
                                                               2002        0.894           0.645                 426,644
                                                               2001        1.000           0.894                  90,901

The Travelers Series Trust
   Convertible Securities Portfolio (6/98)..................   2004        1.446           1.515                 225,069
                                                               2003        1.162           1.446                 200,298
                                                               2002        1.267           1.162                 302,585

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Convertible Securities Portfolio  (continued)............   2001        1.297           1.267                 314,155
                                                               2000        1.169           1.297                 141,023
                                                               1999        0.999           1.169                 181,058
                                                               1998        1.000           0.999                  24,086

   Disciplined Mid Cap Stock Portfolio (5/98)...............   2004        1.438           1.651                 740,971
                                                               2003        1.091           1.438                 828,184
                                                               2002        1.292           1.091                 977,077
                                                               2001        1.366           1.292                 965,597
                                                               2000        1.188           1.366                 801,701
                                                               1999        1.063           1.188                 330,146
                                                               1998        1.000           1.063                  54,397

   Merrill Lynch Large Cap Core Portfolio (5/98)............   2004        0.790           0.903                 233,259
                                                               2003        0.662           0.790                 251,631
                                                               2002        0.897           0.662                 339,786
                                                               2001        1.174           0.897                 613,613
                                                               2000        1.261           1.174               1,310,179
                                                               1999        1.035           1.261               1,159,613
                                                               1998        1.000           1.035               1,038,696

   MFS Emerging Growth Portfolio (11/96)....................   2004        1.131           1.256               1,613,687
                                                               2003        0.888           1.131               2,268,562
                                                               2002        1.371           0.888               2,794,759
                                                               2001        2.180           1.371               4,160,492
                                                               2000        2.769           2.180               5,768,911
                                                               1999        1.589           2.769               6,685,207
                                                               1998        1.200           1.589               6,078,936
                                                               1997        1.005           1.200               4,600,192
                                                               1996        1.000           1.005                 780,369

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (10/95)...............   2004        1.238           1.299               4,350,099
                                                               2003        0.971           1.238               5,476,460
                                                               2002        1.294           0.971               6,512,841
                                                               2001        1.723           1.294               9,370,593
                                                               2000        1.951           1.723              12,252,599
                                                               1999        1.385           1.951              14,474,829
                                                               1998        1.198           1.385              15,792,402
                                                               1997        1.084           1.198              15,590,753

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   AIM Capital Appreciation Portfolio  (continued)..........   1996        0.957           1.084              12,861,969
                                                               1995        1.000           0.957               5,394,325

   MFS Total Return Portfolio (6/94)........................   2004        2.208           2.426               6,564,147
                                                               2003        1.922           2.208               8,011,019
                                                               2002        2.059           1.922               9,194,869
                                                               2001        2.089           2.059              10,752,298
                                                               2000        1.817           2.089              12,764,698
                                                               1999        1.796           1.817              16,859,973
                                                               1998        1.632           1.796              18,458,912
                                                               1997        1.366           1.632              17,373,326
                                                               1996        1.211           1.366              14,689,857
                                                               1995        0.977           1.211               9,472,924

   Pioneer Strategic Income Portfolio (6/94)................   2004        1.618           1.769               3,252,720
                                                               2003        1.373           1.618               4,610,898
                                                               2002        1.316           1.373               5,513,126
                                                               2001        1.281           1.316               6,907,426
                                                               2000        1.304           1.281               8,635,386
                                                               1999        1.309           1.304              11,060,448
                                                               1998        1.319           1.309              12,925,220
                                                               1997        1.243           1.319              12,723,780
                                                               1996        1.165           1.243              11,788,520
                                                               1995        1.007           1.165               8,650,123

   Salomon Brothers Strategic Total Return Bond
   Portfolio (6/94).........................................   2004        1.694           1.774                 777,079
                                                               2003        1.516           1.694               1,113,505
                                                               2002        1.420           1.516               1,391,400
                                                               2001        1.353           1.420               1,096,011
                                                               2000        1.299           1.353               1,562,190
                                                               1999        1.342           1.299               2,350,837
                                                               1998        1.383           1.342               2,624,158
                                                               1997        1.306           1.383               2,883,105
                                                               1996        1.116           1.306               2,795,018
                                                               1995        0.944           1.116               2,179,955

   Smith Barney High Income Portfolio (6/94)................   2004        1.494           1.626               2,423,115
                                                               2003        1.189           1.494               3,064,466
                                                               2002        1.246           1.189               3,806,067

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Smith Barney High Income Portfolio  (continued)..........   2001        1.314           1.246               4,788,057
                                                               2000        1.450           1.314               5,829,717
                                                               1999        1.434           1.450               8,209,532
                                                               1998        1.448           1.434               9,311,914
                                                               1997        1.291           1.448               8,926,610
                                                               1996        1.157           1.291               6,931,775
                                                               1995        0.986           1.157               3,771,792

   Smith Barney International All Cap Growth
   Portfolio (6/94).........................................   2004        0.999           1.161               4,592,678
                                                               2003        0.795           0.999               5,570,530
                                                               2002        1.086           0.795               6,526,506
                                                               2001        1.601           1.086               8,902,580
                                                               2000        2.131           1.601              11,816,707
                                                               1999        1.289           2.131              15,530,355
                                                               1998        1.228           1.289              17,670,056
                                                               1997        1.213           1.228              18,730,554
                                                               1996        1.046           1.213              16,661,870
                                                               1995        0.954           1.046              12,187,268

   Smith Barney Large Cap Value Portfolio (6/94)............   2004        1.886           2.056               4,718,730
                                                               2003        1.499           1.886               5,636,938
                                                               2002        2.040           1.499               6,591,070
                                                               2001        2.254           2.040               8,282,092
                                                               2000        2.022           2.254              10,588,184
                                                               1999        2.050           2.022              13,629,236
                                                               1998        1.894           2.050              14,890,673
                                                               1997        1.517           1.894              15,382,871
                                                               1996        1.285           1.517              12,169,907
                                                               1995        0.980           1.285               7,140,022

   Smith Barney Large Capitalization Growth
   Portfolio (5/98) ........................................   2004        1.357           1.343               2,036,808
                                                               2003        0.933           1.357               2,464,721
                                                               2002        1.259           0.933               2,575,008
                                                               2001        1.460           1.259               3,245,914
                                                               2000        1.592           1.460               3,984,628
                                                               1999        1.234           1.592               3,416,335
                                                               1998        1.000           1.234               1,022,328

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Smith Barney Money Market Portfolio (6/94)...............   2004        1.277           1.270               2,220,744
                                                               2003        1.287           1.277               3,445,461
                                                               2002        1.289           1.287               5,718,355
                                                               2001        1.262           1.289               5,797,292
                                                               2000        1.207           1.262               4,483,256
                                                               1999        1.169           1.207               6,608,638
                                                               1998        1.129           1.169               8,253,674
                                                               1997        1.090           1.129               8,609,673
                                                               1996        1.054           1.090              10,176,442
                                                               1995        1.014           1.054               9,062,842

   Strategic Equity Portfolio (6/94)........................   2004        2.200           2.390               6,967,705
                                                               2003        1.684           2.200               8,513,118
                                                               2002        2.572           1.684              10,451,939
                                                               2001        3.012           2.572              15,076,327
                                                               2000        3.737           3.012              20,965,025
                                                               1999        2.867           3.737              26,575,989
                                                               1998        2.254           2.867              28,709,572
                                                               1997        1.772           2.254              30,063,293
                                                               1996        1.390           1.772              27,251,039
                                                               1995        1.046           1.390              20,570,511

   Travelers Managed Income Portfolio (6/94)................   2004        1.548           1.569               1,524,563
                                                               2003        1.448           1.548               2,636,504
                                                               2002        1.438           1.448               3,344,464
                                                               2001        1.367           1.438               3,524,194
                                                               2000        1.286           1.367               3,447,356
                                                               1999        1.293           1.286               4,233,630
                                                               1998        1.248           1.293               3,895,003
                                                               1997        1.154           1.248               3,090,967
                                                               1996        1.137           1.154               2,501,925
                                                               1995        0.995           1.137               1,782,544

   Van Kampen Enterprise Portfolio (6/94)...................   2004        1.794           1.836               3,136,961
                                                               2003        1.449           1.794               4,145,363
                                                               2002        2.081           1.449               4,915,422
                                                               2001        2.682           2.081               7,087,006
                                                               2000        3.188           2.682               9,306,589
                                                               1999        2.568           3.188              11,751,851
                                                               1998        2.083           2.568              12,560,574

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Van Kampen Enterprise Portfolio  (continued).............   1997        1.643           2.083              13,032,150
                                                               1996        1.356           1.643              10,651,957
                                                               1995        1.037           1.356               6,569,199

Variable Annuity Portfolios
   Smith Barney Small Cap Growth Opportunities
   Portfolio (5/01).........................................   2004        0.969           1.104                 290,200
                                                               2003        0.692           0.969                 202,946
                                                               2002        0.945           0.692                  70,815
                                                               2001        1.000           0.945                  52,916


                                      NOTES

Effective 11/01/2004 Smith Barney Investment Series: Smith Barney Large Cap Core Portfolio changed its name to Smith Barney Investment Series: Smith Barney Dividend Strategy Portfolio.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                  APPENDIX B -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                 THE TRAVELERS FUND BD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information.

                         SEPARATE ACCOUNT CHARGES 1.17%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Premier Equity Fund -- Series I (5/01)..........   2004        0.755           0.790                 222,287
                                                               2003        0.611           0.755                 549,581
                                                               2002        0.886           0.611                 452,916
                                                               2001        1.000           0.886                 784,729

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (5/01)...........................................   2004        0.714           0.764                 552,089
                                                               2003        0.585           0.714                 541,563
                                                               2002        0.857           0.585                 591,301
                                                               2001        1.000           0.857               1,599,889

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (5/01)..............   2004        0.988           1.108               3,073,714
                                                               2003        0.739           0.988               2,338,416
                                                               2002        0.876           0.739               1,531,673
                                                               2001        1.000           0.876                 302,319

   Growth Fund -- Class 2 Shares (5/01).....................   2004        0.860           0.957               7,585,044
                                                               2003        0.636           0.860               7,876,123
                                                               2002        0.852           0.636               5,204,523
                                                               2001        1.000           0.852               1,775,006

   Growth-Income Fund -- Class 2 Shares (5/01)..............   2004        1.022           1.115               9,204,918
                                                               2003        0.781           1.022              10,455,500
                                                               2002        0.967           0.781               8,045,731
                                                               2001        1.000           0.967               4,182,477

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -- Developing Leaders
   Portfolio -- Initial Shares (5/98).......................   2004        1.122           1.235               4,881,409
                                                               2003        0.862           1.122               6,426,577
                                                               2002        1.078           0.862               7,558,046

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Dreyfus Variable Investment Fund -- Developing Leaders
   Portfolio -- Initial Shares  (continued).................   2001        1.162           1.078               8,367,551
                                                               2000        1.038           1.162               8,748,382
                                                               1999        0.852           1.038               4,918,004
                                                               1998        1.000           0.852               1,712,698

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/99).........   2004        0.818           0.892               4,122,866
                                                               2003        0.648           0.818               4,934,524
                                                               2002        0.845           0.648               5,023,828
                                                               2001        0.976           0.845               5,290,969
                                                               2000        1.088           0.976               5,833,689
                                                               1999        1.000           1.088               4,474,800

   Fundamental Value Portfolio (11/95)......................   2004        2.662           2.847              18,731,408
                                                               2003        1.942           2.662              23,008,144
                                                               2002        2.497           1.942              28,541,086
                                                               2001        2.667           2.497              35,936,645
                                                               2000        2.240           2.667              39,497,603
                                                               1999        1.857           2.240              42,818,333
                                                               1998        1.790           1.857              42,829,917

Salomon Brothers Variable Series Funds Inc.
   Investors Fund -- Class I (5/98).........................   2004        1.201           1.310               4,475,846
                                                               2003        0.918           1.201               5,788,326
                                                               2002        1.207           0.918               7,175,121
                                                               2001        1.275           1.207               8,630,494
                                                               2000        1.119           1.275               3,800,664
                                                               1999        1.014           1.119               2,903,384
                                                               1998        1.000           1.014               1,024,070

   Total Return Fund -- Class I (5/98)......................   2004        1.096           1.178               1,229,680
                                                               2003        0.956           1.096               1,568,694
                                                               2002        1.039           0.956               1,661,014
                                                               2001        1.060           1.039               1,775,865
                                                               2000        0.994           1.060               1,806,836
                                                               1999        0.997           0.994               1,619,636
                                                               1998        1.000           0.997                 761,112

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
Smith Barney Allocation Series Inc.
   Select Balanced Portfolio (3/97).........................   2004        1.396           1.485               4,780,579
                                                               2003        1.174           1.396               6,058,621
                                                               2002        1.270           1.174               7,016,157
                                                               2001        1.303           1.270               8,521,339
                                                               2000        1.258           1.303               7,372,296
                                                               1999        1.183           1.258               8,078,329
                                                               1998        1.093           1.183               7,215,935
                                                               1997        1.000           1.093               4,148,291

   Select Growth Portfolio (3/97)...........................   2004        1.239           1.331               2,108,022
                                                               2003        0.965           1.239               2,810,456
                                                               2002        1.192           0.965               3,477,779
                                                               2001        1.338           1.192               4,058,208
                                                               2000        1.421           1.338               4,479,543
                                                               1999        1.238           1.421               5,037,394
                                                               1998        1.099           1.238               5,355,940
                                                               1997        1.000           1.099               3,396,120

   Select High Growth Portfolio (3/97)......................   2004        1.266           1.384                 641,406
                                                               2003        0.936           1.266               1,063,284
                                                               2002        1.242           0.936               2,145,452
                                                               2001        1.429           1.242               2,532,075
                                                               2000        1.558           1.429               2,672,371
                                                               1999        1.242           1.558               2,931,329
                                                               1998        1.090           1.242               3,434,814
                                                               1997        1.000           1.090               2,656,918

Smith Barney Investment Series
   Smith Barney Dividend Strategy Portfolio (5/01)..........   2004        0.799           0.816                 298,839
                                                               2003        0.655           0.799                 454,774
                                                               2002        0.895           0.655                 107,552
                                                               2001        1.000           0.895                  49,350

   Smith Barney Premier Selections All Cap Growth
   Portfolio (5/01).........................................   2004        0.860           0.875               1,422,862
                                                               2003        0.648           0.860               1,433,743
                                                               2002        0.896           0.648                 945,291
                                                               2001        1.000           0.896                 165,628

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
The Travelers Series Trust
   Convertible Securities Portfolio (5/98)..................   2004        1.469           1.543               2,910,835
                                                               2003        1.177           1.469               3,580,128
                                                               2002        1.280           1.177               2,836,081
                                                               2001        1.306           1.280               3,229,548
                                                               2000        1.175           1.306               2,705,832
                                                               1999        1.001           1.175               1,597,497
                                                               1998        1.000           1.001                 418,194

   Disciplined Mid Cap Stock Portfolio (5/98)...............   2004        1.461           1.682               5,322,574
                                                               2003        1.105           1.461               6,731,651
                                                               2002        1.305           1.105               7,539,227
                                                               2001        1.376           1.305               7,464,051
                                                               2000        1.194           1.376               7,288,284
                                                               1999        1.064           1.194               3,984,156
                                                               1998        1.000           1.064                 550,487

   Merrill Lynch Large Cap Core Portfolio (5/98)............   2004        0.803           0.920               3,507,945
                                                               2003        0.671           0.803               4,011,608
                                                               2002        0.906           0.671               5,179,705
                                                               2001        1.183           0.906               7,294,912
                                                               2000        1.267           1.183               8,594,088
                                                               1999        1.037           1.267               7,720,777
                                                               1998        1.000           1.037               3,295,301

   MFS Emerging Growth Portfolio (11/96)....................   2004        1.154           1.285              14,148,258
                                                               2003        0.904           1.154              18,256,897
                                                               2002        1.391           0.904              22,916,965
                                                               2001        2.205           1.391              31,323,073
                                                               2000        2.793           2.205              38,334,240
                                                               1999        1.599           2.793              38,199,495
                                                               1998        1.204           1.599              29,936,769
                                                               1997        1.005           1.204              17,294,943
                                                               1996        1.000           1.005               2,505,629

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/95)...............   2004        1.267           1.333              23,560,997
                                                               2003        0.991           1.267              29,554,141
                                                               2002        1.317           0.991              36,609,088
                                                               2001        1.748           1.317              48,759,536

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   AIM Capital Appreciation Portfolio  (continued)..........   2000        1.974           1.748              58,458,248
                                                               1999        1.397           1.974              59,794,915
                                                               1998        1.206           1.397              59,823,732
                                                               1997        1.088           1.206              48,942,402
                                                               1996        0.958           1.088              29,460,488
                                                               1995        1.000           0.958               2,536,733

   MFS Total Return Portfolio (11/95).......................   2004        2.268           2.498              28,712,973
                                                               2003        1.969           2.268              36,279,044
                                                               2002        2.103           1.969              44,055,402
                                                               2001        2.127           2.103              51,925,016
                                                               2000        1.845           2.127              55,043,368
                                                               1999        1.819           1.845              64,327,238
                                                               1998        1.648           1.819              58,653,278
                                                               1997        1.376           1.648              34,927,832
                                                               1996        1.216           1.376              16,650,570
                                                               1995        1.113           1.216                 912,547

   Pioneer Strategic Income Portfolio (11/95)...............   2004        1.661           1.822              12,908,237
                                                               2003        1.406           1.661              17,359,087
                                                               2002        1.344           1.406              20,779,858
                                                               2001        1.304           1.344              24,095,134
                                                               2000        1.325           1.304              27,997,652
                                                               1999        1.326           1.325              31,303,028
                                                               1998        1.332           1.326              29,566,111
                                                               1997        1.252           1.332              19,504,257
                                                               1996        1.170           1.252              10,424,494
                                                               1995        1.109           1.170                 823,783

   Salomon Brothers Strategic Total Return Bond
   Portfolio (11/95)........................................   2004        1.739           1.827               3,246,313
                                                               2003        1.553           1.739               4,620,468
                                                               2002        1.450           1.553               6,048,142
                                                               2001        1.378           1.450               5,041,930
                                                               2000        1.319           1.378               4,408,007
                                                               1999        1.359           1.319               5,149,182
                                                               1998        1.397           1.359               5,481,141
                                                               1997        1.316           1.397               5,016,054
                                                               1996        1.121           1.316               1,832,502
                                                               1995        1.038           1.121                  32,765

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Smith Barney High Income Portfolio (11/95)...............   2004        1.534           1.675              10,157,755
                                                               2003        1.217           1.534              14,004,456
                                                               2002        1.273           1.217              17,052,242
                                                               2001        1.338           1.273              22,082,482
                                                               2000        1.472           1.338              25,994,496
                                                               1999        1.452           1.472              30,633,089
                                                               1998        1.463           1.452              31,054,135
                                                               1997        1.300           1.463              21,213,238
                                                               1996        1.162           1.300               7,719,068
                                                               1995        1.098           1.162                 242,593

   Smith Barney International All Cap Growth
   Portfolio (11/95)........................................   2004        1.026           1.195              16,816,603
                                                               2003        0.814           1.026              19,996,518
                                                               2002        1.109           0.814              31,080,395
                                                               2001        1.630           1.109              37,365,581
                                                               2000        2.164           1.630              39,840,894
                                                               1999        1.305           2.164              40,313,454
                                                               1998        1.240           1.305              38,529,419
                                                               1997        1.222           1.240              31,311,119
                                                               1996        1.050           1.222              16,854,894
                                                               1995        1.077           1.050                 556,129

   Smith Barney Large Cap Value Portfolio (11/95)...........   2004        1.937           2.118              18,635,245
                                                               2003        1.536           1.937              23,230,901
                                                               2002        2.083           1.536              28,614,647
                                                               2001        2.296           2.083              36,896,310
                                                               2000        2.053           2.296              41,043,900
                                                               1999        2.076           2.053              45,773,195
                                                               1998        1.913           2.076              40,967,323
                                                               1997        1.528           1.913              27,117,422
                                                               1996        1.291           1.528              11,905,953
                                                               1995        1.167           1.291                 596,201

   Smith Barney Large Capitalization Growth
   Portfolio (5/98) ........................................   2004        1.379           1.368              24,244,756
                                                               2003        0.945           1.379              29,762,936
                                                               2002        1.272           0.945              32,882,101
                                                               2001        1.471           1.272              41,629,754
                                                               2000        1.599           1.471              48,151,480

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Smith Barney Large Capitalization Growth Portfolio
   (continued)..............................................   1999        1.237           1.599              46,287,883
                                                               1998        1.000           1.237              12,176,408

   Smith Barney Money Market Portfolio (11/95)..............   2004        1.311           1.308              12,688,242
                                                               2003        1.318           1.311              24,151,440
                                                               2002        1.317           1.318              45,287,737
                                                               2001        1.285           1.317              49,324,087
                                                               2000        1.226           1.285              45,585,702
                                                               1999        1.184           1.226              48,631,112
                                                               1998        1.140           1.184              41,370,187
                                                               1997        1.098           1.140              25,661,233
                                                               1996        1.058           1.098              22,961,508
                                                               1995        1.040           1.058               2,373,923

   Strategic Equity Portfolio (11/95).......................   2004        2.259           2.461              28,494,540
                                                               2003        1.724           2.259              35,580,777
                                                               2002        2.627           1.724              43,888,761
                                                               2001        3.068           2.627              61,361,661
                                                               2000        3.795           3.068              72,884,231
                                                               1999        2.903           3.795              76,734,335
                                                               1998        2.276           2.903              67,639,943
                                                               1997        1.785           2.276              47,935,239
                                                               1996        1.396           1.785              24,031,009
                                                               1995        1.325           1.396               1,573,668

   Travelers Managed Income Portfolio (11/95)...............   2004        1.590           1.616               8,132,897
                                                               2003        1.483           1.590              11,247,672
                                                               2002        1.469           1.483              15,554,389
                                                               2001        1.392           1.469              18,765,083
                                                               2000        1.306           1.392              18,462,379
                                                               1999        1.309           1.306              20,425,251
                                                               1998        1.261           1.309              11,544,261
                                                               1997        1.163           1.261               4,488,528
                                                               1996        1.142           1.163               2,635,535
                                                               1995        1.080           1.142                 225,876

   Van Kampen Enterprise Portfolio (11/95)..................   2004        1.842           1.891              14,731,756
                                                               2003        1.484           1.842              18,474,416
                                                               2002        2.125           1.484              22,699,674

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Van Kampen Enterprise Portfolio  (continued).............   2001        2.731           2.125              30,008,237
                                                               2000        3.238           2.731              37,059,764
                                                               1999        2.601           3.238              39,297,380
                                                               1998        2.103           2.601              35,643,545
                                                               1997        1.655           2.103              24,635,450
                                                               1996        1.362           1.655              11,360,286
                                                               1995        1.318           1.362                 764,534

Variable Annuity Portfolios
   Smith Barney Small Cap Growth Opportunities
   Portfolio (6/01).........................................   2004        0.976           1.115               1,045,618
                                                               2003        0.696           0.976               1,327,911
                                                               2002        0.947           0.696                 565,103
                                                               2001        1.000           0.947                 471,861

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 1.45%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Premier Equity Fund -- Series I (5/01)..........   2004        0.750           0.782                   5,619
                                                               2003        0.608           0.750                   6,618
                                                               2002        0.885           0.608                       --
                                                               2001        1.000           0.885                   2,179

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (5/01)...........................................   2004        0.709           0.757                       --
                                                               2003        0.583           0.709                   2,909
                                                               2002        0.855           0.583                   8,838
                                                               2001        1.000           0.855                 234,311

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (5/01)..............   2004        0.980           1.097                 521,068
                                                               2003        0.735           0.980                 469,609
                                                               2002        0.874           0.735                 326,225
                                                               2001        1.000           0.874                  78,492

   Growth Fund -- Class 2 Shares (5/01).....................   2004        0.854           0.947               2,269,374
                                                               2003        0.633           0.854               1,931,622
                                                               2002        0.850           0.633               1,310,595
                                                               2001        1.000           0.850                 438,782

   Growth-Income Fund -- Class 2 Shares (5/01)..............   2004        1.014           1.103               2,183,878
                                                               2003        0.777           1.014               1,786,396
                                                               2002        0.965           0.777               1,645,336
                                                               2001        1.000           0.965                 719,119

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -- Developing Leaders
   Portfolio -- Initial Shares (5/98).......................   2004        1.104           1.212                 919,115
                                                               2003        0.851           1.104               1,032,557
                                                               2002        1.067           0.851                 963,891
                                                               2001        1.153           1.067                 739,152
                                                               2000        1.033           1.153                 804,861
                                                               1999        0.851           1.033                 449,652
                                                               1998        1.000           0.851                 252,461

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/99).........   2004        0.808           0.878                 301,119
                                                               2003        0.642           0.808                 357,783
                                                               2002        0.839           0.642                 367,027
                                                               2001        0.971           0.839                  98,319
                                                               2000        1.086           0.971                  88,601
                                                               1999        1.000           1.086                 157,335

   Fundamental Value Portfolio (11/95)......................   2004        2.595           2.767               5,059,922
                                                               2003        1.899           2.595               5,716,998
                                                               2002        2.448           1.899               6,612,767
                                                               2001        2.622           2.448               7,518,471
                                                               2000        2.208           2.622               7,852,821
                                                               1999        1.836           2.208               8,588,178
                                                               1998        1.775           1.836               9,424,781
                                                               1997        1.541           1.775               5,975,192

Salomon Brothers Variable Series Funds Inc.

   Investors Fund -- Class I (5/98).........................   2004        1.182           1.286                 964,242
                                                               2003        0.906           1.182               1,037,658
                                                               2002        1.195           0.906               1,141,039
                                                               2001        1.265           1.195               1,342,374
                                                               2000        1.114           1.265                 858,755
                                                               1999        1.012           1.114                 529,114
                                                               1998        1.000           1.012                 199,078

   Total Return Fund -- Class I (5/98)......................   2004        1.078           1.156                 393,577
                                                               2003        0.944           1.078                 423,845
                                                               2002        1.028           0.944                 461,333
                                                               2001        1.052           1.028                 241,087
                                                               2000        0.989           1.052                 214,225
                                                               1999        0.996           0.989                 208,331
                                                               1998        1.000           0.996                 127,726

Smith Barney Allocation Series Inc.
   Select Balanced Portfolio (3/97).........................   2004        1.370           1.453               1,499,876
                                                               2003        1.155           1.370               1,614,838
                                                               2002        1.253           1.155               1,984,327
                                                               2001        1.290           1.253               2,337,583
                                                               2000        1.248           1.290               2,325,059

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Select Balanced Portfolio  (continued)...................   1999        1.177           1.248               2,374,648
                                                               1998        1.091           1.177               2,594,418
                                                               1997        1.000           1.091               1,788,610

   Select Growth Portfolio (3/97)...........................   2004        1.216           1.302               1,155,771
                                                               2003        0.950           1.216               1,298,046
                                                               2002        1.176           0.950               1,312,996
                                                               2001        1.323           1.176               1,443,925
                                                               2000        1.410           1.323               1,580,482
                                                               1999        1.232           1.410               2,157,254
                                                               1998        1.097           1.232               2,329,431
                                                               1997        1.000           1.097               1,191,019

   Select High Growth Portfolio (3/97)......................   2004        1.242           1.354                 113,957
                                                               2003        0.921           1.242                 117,971
                                                               2002        1.225           0.921                 107,009
                                                               2001        1.414           1.225                 389,634
                                                               2000        1.546           1.414                 403,429
                                                               1999        1.236           1.546                 447,062
                                                               1998        1.087           1.236                 622,357
                                                               1997        1.000           1.087                 391,357

Smith Barney Investment Series
   Smith Barney Dividend Strategy Portfolio (5/01)..........   2004        0.793           0.808                  87,461
                                                               2003        0.652           0.793                  88,642
                                                               2002        0.893           0.652                  26,571
                                                               2001        1.000           0.893                  10,809

   Smith Barney Premier Selections All Cap Growth
   Portfolio (5/01).........................................   2004        0.854           0.866                 378,955
                                                               2003        0.645           0.854                 359,910
                                                               2002        0.894           0.645                 506,203
                                                               2001        1.000           0.894                  80,062

The Travelers Series Trust
   Convertible Securities Portfolio (5/98)..................   2004        1.446           1.515                 325,676
                                                               2003        1.162           1.446                 399,307
                                                               2002        1.267           1.162                 418,382
                                                               2001        1.297           1.267                 293,689
                                                               2000        1.169           1.297                 425,068

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Convertible Securities Portfolio  (continued)............   1999        0.999           1.169                 429,444
                                                               1998        1.000           0.999                  22,352

   Disciplined Mid Cap Stock Portfolio (5/98)...............   2004        1.438           1.651                 939,042
                                                               2003        1.091           1.438               1,049,421
                                                               2002        1.292           1.091               1,005,471
                                                               2001        1.366           1.292                 856,513
                                                               2000        1.188           1.366                 833,708
                                                               1999        1.063           1.188                 256,491
                                                               1998        1.000           1.063                  28,077

   Merrill Lynch Large Cap Core Portfolio (5/98)............   2004        0.790           0.903                 901,192
                                                               2003        0.662           0.790               1,017,738
                                                               2002        0.897           0.662               1,168,058
                                                               2001        1.174           0.897               1,505,832
                                                               2000        1.261           1.174               1,788,003
                                                               1999        1.035           1.261               1,494,593
                                                               1998        1.000           1.035               1,243,396

   MFS Emerging Growth Portfolio (11/96)....................   2004        1.131           1.256               3,486,788
                                                               2003        0.888           1.131               4,137,961
                                                               2002        1.371           0.888               4,731,917
                                                               2001        2.180           1.371               6,228,366
                                                               2000        2.769           2.180               7,629,810
                                                               1999        1.589           2.769               7,824,809
                                                               1998        1.200           1.589               7,521,739
                                                               1997        1.005           1.200               4,255,983
                                                               1996        1.000           1.005                 466,025

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/95)...............   2004        1.238           1.299               5,178,947
                                                               2003        0.971           1.238               6,091,107
                                                               2002        1.294           0.971               7,425,616
                                                               2001        1.723           1.294               9,242,361
                                                               2000        1.951           1.723              10,759,671
                                                               1999        1.385           1.951              10,757,693
                                                               1998        1.198           1.385              11,522,469
                                                               1997        1.084           1.198               8,844,768
                                                               1996        0.957           1.084               4,246,308
                                                               1995        1.000           0.957                 908,266

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   MFS Total Return Portfolio (11/95).......................   2004        2.208           2.426               5,979,649
                                                               2003        1.922           2.208               7,337,522
                                                               2002        2.059           1.922               8,750,063
                                                               2001        2.089           2.059               9,333,303
                                                               2000        1.817           2.089              10,057,270
                                                               1999        1.796           1.817              11,574,413
                                                               1998        1.632           1.796              11,645,845
                                                               1997        1.366           1.632               6,138,961
                                                               1996        1.211           1.366               1,810,076
                                                               1995        1.109           1.211                 101,549

   Pioneer Strategic Income Portfolio (11/95)...............   2004        1.618           1.769               2,775,587
                                                               2003        1.373           1.618               3,349,980
                                                               2002        1.316           1.373               4,163,745
                                                               2001        1.281           1.316               4,654,411
                                                               2000        1.304           1.281               5,666,775
                                                               1999        1.309           1.304               7,148,635
                                                               1998        1.319           1.309               7,312,474
                                                               1997        1.243           1.319               3,953,118
                                                               1996        1.165           1.243               1,460,865
                                                               1995        1.106           1.165                 126,460

   Salomon Brothers Strategic Total Return Bond
   Portfolio (11/95)........................................   2004        1.694           1.774                 644,955
                                                               2003        1.516           1.694                 842,127
                                                               2002        1.420           1.516                 946,999
                                                               2001        1.353           1.420                 659,392
                                                               2000        1.299           1.353                 733,479
                                                               1999        1.342           1.299                 849,705
                                                               1998        1.383           1.342                 973,254
                                                               1997        1.306           1.383                 953,563
                                                               1996        1.116           1.306                 463,308
                                                               1995        1.035           1.116                  79,526

   Smith Barney High Income Portfolio (11/95)...............   2004        1.494           1.626               2,066,353
                                                               2003        1.189           1.494               2,608,457
                                                               2002        1.246           1.189               2,717,395
                                                               2001        1.314           1.246               3,063,554
                                                               2000        1.450           1.314               3,605,109
                                                               1999        1.434           1.450               4,266,126

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Smith Barney High Income Portfolio  (continued)..........   1998        1.448           1.434               4,739,592
                                                               1997        1.291           1.448               2,639,907
                                                               1996        1.157           1.291                 970,188
                                                               1995        1.095           1.157                 331,521

   Smith Barney International All Cap Growth
   Portfolio (11/95)........................................   2004        0.999           1.161               3,021,620
                                                               2003        0.795           0.999               3,711,209
                                                               2002        1.086           0.795               4,109,540
                                                               2001        1.601           1.086               5,041,565
                                                               2000        2.131           1.601               5,396,144
                                                               1999        1.289           2.131               5,906,915
                                                               1998        1.228           1.289               6,198,702
                                                               1997        1.213           1.228               4,871,826
                                                               1996        1.046           1.213               2,009,974
                                                               1995        1.074           1.046                 200,939

   Smith Barney Large Cap Value Portfolio (11/95)...........   2004        1.886           2.056               3,761,665
                                                               2003        1.499           1.886               4,212,320
                                                               2002        2.040           1.499               5,136,381
                                                               2001        2.254           2.040               6,460,230
                                                               2000        2.022           2.254               7,279,633
                                                               1999        2.050           2.022               8,114,092
                                                               1998        1.894           2.050               8,248,925
                                                               1997        1.517           1.894               4,645,333
                                                               1996        1.285           1.517               1,606,074
                                                               1995        1.164           1.285                 146,470

   Smith Barney Large Capitalization Growth
   Portfolio (5/98) ........................................   2004        1.357           1.343               2,809,530
                                                               2003        0.933           1.357               3,173,664
                                                               2002        1.259           0.933               3,026,159
                                                               2001        1.460           1.259               3,755,140
                                                               2000        1.592           1.460               4,219,549
                                                               1999        1.234           1.592               3,491,177
                                                               1998        1.000           1.234               1,447,309

   Smith Barney Money Market Portfolio (11/95)..............   2004        1.277           1.270               2,442,193
                                                               2003        1.287           1.277               3,608,001
                                                               2002        1.289           1.287               4,582,342

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
   Smith Barney Money Market Portfolio  (continued).........   2001        1.262           1.289               4,926,672
                                                               2000        1.207           1.262               3,371,813
                                                               1999        1.169           1.207               5,840,571
                                                               1998        1.129           1.169               6,023,674
                                                               1997        1.090           1.129               2,416,649
                                                               1996        1.054           1.090               2,362,442
                                                               1995        1.037           1.054                 819,856

   Strategic Equity Portfolio (11/95).......................   2004        2.200           2.390               5,922,162
                                                               2003        1.684           2.200               7,124,931
                                                               2002        2.572           1.684               8,423,446
                                                               2001        3.012           2.572              10,948,574
                                                               2000        3.737           3.012              12,646,207
                                                               1999        2.867           3.737              13,423,385
                                                               1998        2.254           2.867              13,083,045
                                                               1997        1.772           2.254               8,482,408
                                                               1996        1.390           1.772               3,613,086
                                                               1995        1.321           1.390                 452,738

   Travelers Managed Income Portfolio (11/95)...............   2004        1.548           1.569               2,072,462
                                                               2003        1.448           1.548               2,400,924
                                                               2002        1.438           1.448               2,934,020
                                                               2001        1.367           1.438               3,093,511
                                                               2000        1.286           1.367               2,585,253
                                                               1999        1.293           1.286               2,551,368
                                                               1998        1.248           1.293               2,823,113
                                                               1997        1.154           1.248               1,001,269
                                                               1996        1.137           1.154                 265,598
                                                               1995        1.077           1.137                  89,569

   Van Kampen Enterprise Portfolio (11/95)..................   2004        1.794           1.836               3,074,771
                                                               2003        1.449           1.794               3,635,892
                                                               2002        2.081           1.449               4,362,576
                                                               2001        2.682           2.081               5,412,388
                                                               2000        3.188           2.682               6,225,353
                                                               1999        2.568           3.188               6,615,143
                                                               1998        2.083           2.568               6,741,005
                                                               1997        1.643           2.083               4,384,827
                                                               1996        1.356           1.643               1,644,330
                                                               1995        1.314           1.356                 329,130

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------- ---------------- --------------- ---------------------
Variable Annuity Portfolios
   Smith Barney Small Cap Growth Opportunities
   Portfolio (6/01).........................................   2004        0.969           1.104                 118,451
                                                               2003        0.692           0.969                  64,522
                                                               2002        0.945           0.692                  45,580
                                                               2001        1.000           0.945                   8,130


                                      NOTES

Effective 11/01/2004 Smith Barney Investment Series: Smith Barney Large Cap Core Portfolio changed its name to Smith Barney Investment Series: Smith Barney Dividend Strategy Portfolio.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX C
--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX D
--------------------------------------------------------------------------------

         ENHANCED DEATH BENEFIT FOR CONTRACTS ISSUED BEFORE JUNE 1, 1997

IF THE ANNUITANT DIES BEFORE AGE 75 AND BEFORE THE MATURITY DATE, the Company will pay to the beneficiary a death benefit equal to the greater of (1) the guaranteed death benefit, or (2) the Contract Value less any applicable premium tax or outstanding loans.

IF THE ANNUITANT DIES ON OR AFTER AGE 75 AND BEFORE THE MATURITY DATE, the Company will pay to the beneficiary a death benefit in an amount equal to the greater of (1) the guaranteed death benefit as of the Annuitant's 75th birthday, plus additional Purchase Payments, minus surrenders, outstanding loans and applicable premium tax; or (2) the Contract Value less any applicable premium tax and outstanding loans.

The guaranteed death benefit is equal to the Purchase Payments made to the Contract (minus surrenders, outstanding loans and applicable premium tax) increased by 5% on each Contract Date anniversary, but not beyond the Contract Date anniversary following the Annuitant's 75th birthday, with a maximum guaranteed death benefit of 200% of the total Purchase Payments minus surrenders and outstanding loans and applicable premium tax.

                                   APPENDIX E
--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                       The Insurance Company
                       Principal Underwriter
                       Distribution and Principal Underwriting Agreement Valuation of Assets
                       Federal Tax Considerations
                       Independent Accountants
                       Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 2, 2005 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
Travelers Life & Annuity, Annuity Investor Services, One Cityplace, 3 CP Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-12253S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-12540S.

Name:
         -----------------------------------------------------------------------
Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

L-12253                                                              May 2, 2005

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                     VINTAGE

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED

                                   MAY 2, 2005

                                       FOR

                  THE TRAVELERS FUND BD FOR VARIABLE ANNUITIES

                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 2, 2005. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling (800) 842-8573 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

THE INSURANCE COMPANY .....................................................   2
PRINCIPAL UNDERWRITER .....................................................   2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT .........................   2
VALUATION OF ASSETS .......................................................   3
FEDERAL TAX CONSIDERATIONS ................................................   4
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .............................   7
FINANCIAL STATEMENTS ...................................................... F-1

                              THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415 and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of Citigroup Insurance Holding Corporation, which is an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the variable annuity or variable life insurance contract described in your prospectus:

         o        The Travelers Insurance Company ("TIC")
         o        The Travelers Life and Annuity Company ("TLAC")

The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity or variable life insurance contract, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity or variable life insurance contract owners.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. The Travelers Fund BD for Variable Annuities (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.

                              PRINCIPAL UNDERWRITER

Travelers Distribution LLC ("TDLLC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is affiliated with the Company and the Separate Account.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS

------------------------------ ---------------------------------------- ----------------------------------------
                               UNDERWRITING COMMISSIONS PAID TO TDLLC     AMOUNT OF UNDERWRITING COMMISSIONS
YEAR                                       BY THE COMPANY                          RETAINED BY TDLLC
------------------------------ ---------------------------------------- ----------------------------------------
2004                                          $132,410                                    $0
------------------------------ ---------------------------------------- ----------------------------------------

2003                                           $73,223                                    $0
------------------------------ ---------------------------------------- ----------------------------------------

2002                                           $88,393                                    $0
------------------------------ ---------------------------------------- ----------------------------------------

                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

             (a) = investment income plus capital gains and losses (whether realized or unrealized);

             (b) = any deduction for applicable taxes (presently zero); and

             (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAs

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($42,000 for 2005). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(b) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($14,000 in 2005).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

                   (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

                   (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

                   (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

                   (d)    the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, included herein, and the financial statements of The Travelers Separate Account Fund BD for Variable

Annuities as of December 31, 2004, and for each of the years in the two-year period ended December 31, 2004, also included herein, have been included in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports on The Travelers Insurance Company and subsidiaries refer to changes in the Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, for variable interest entities in 2003, and for goodwill and intangible assets in 2002.

ANNUAL REPORT
DECEMBER 31, 2004

                           THE TRAVELERS FUND BD
                           FOR VARIABLE ANNUITIES

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                            AIM V.I.      ALLIANCEBERNSTEIN        GLOBAL
                                            PREMIER            PREMIER             GROWTH              GROWTH
                                            EQUITY              GROWTH             FUND -              FUND -
                                            FUND -           PORTFOLIO -          CLASS 2             CLASS 2
                                           SERIES I            CLASS B             SHARES              SHARES
                                        ------------      -----------------     ------------        ------------
ASSETS:
  Investments at market value:          $     39,252        $    408,922        $  4,948,471        $  9,683,581

  Receivables:
    Dividends ................                    --                  --                  --                  --
  Other assets ...............                    --                  --                  --                  --
                                        ------------        ------------        ------------        ------------

      Total Assets ...........                39,252             408,922           4,948,471           9,683,581
                                        ------------        ------------        ------------        ------------


LIABILITIES:

      Total Liabilities ......                    --                  --                  --                  --
                                        ------------        ------------        ------------        ------------

NET ASSETS:                             $     39,252        $    408,922        $  4,948,471        $  9,683,581
                                        ============        ============        ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                               DREYFUS
                                                                VIF -
                                                              DEVELOPING            EQUITY
                                        GROWTH-INCOME          LEADERS              INDEX
                                           FUND -            PORTFOLIO -         PORTFOLIO -         FUNDAMENTAL
                                           CLASS 2             INITIAL             CLASS II             VALUE
                                           SHARES               SHARES              SHARES            PORTFOLIO
                                        -------------       ------------        ------------        ------------
ASSETS:
  Investments at market value:          $ 13,326,049        $  4,008,855        $  1,901,629        $ 79,160,294

  Receivables:
    Dividends ................                    --                  --                  --                  --
  Other assets ...............                    --                  --                  --                (223)
                                        ------------        ------------        ------------        ------------

      Total Assets ...........            13,326,049           4,008,855           1,901,629          79,160,071
                                        ------------        ------------        ------------        ------------


LIABILITIES:

      Total Liabilities ......                    --                  --                  --                  --
                                        ------------        ------------        ------------        ------------

NET ASSETS:                             $ 13,326,049        $  4,008,855        $  1,901,629        $ 79,160,071
                                        ============        ============        ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                                          SMITH
                          TOTAL                                                       SELECT              BARNEY
    INVESTORS             RETURN             SELECT              SELECT                HIGH              DIVIDEND
      FUND -              FUND -            BALANCED             GROWTH               GROWTH             STRATEGY
     CLASS I             CLASS I           PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO
  ------------        ------------        ------------        ------------        ------------        ------------
  $  5,271,660        $  1,201,482        $  4,358,321        $  2,646,038        $    833,343        $    303,051


            --                  --                  --                  --                  --                  --
            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

     5,271,660           1,201,482           4,358,321           2,646,038             833,343             303,051
  ------------        ------------        ------------        ------------        ------------        ------------




            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $  5,271,660        $  1,201,482        $  4,358,321        $  2,646,038        $    833,343        $    303,051
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                            SMITH
                                           BARNEY
                                           PREMIER                                                     MERRILL
                                         SELECTIONS                              DISCIPLINED            LYNCH
                                           ALL CAP           CONVERTIBLE           MID CAP              LARGE
                                           GROWTH             SECURITIES            STOCK              CAP CORE
                                          PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                        ------------        ------------        ------------        ------------
ASSETS:
  Investments at market value:          $  1,662,858        $  2,011,983        $  7,584,732        $  1,190,579

  Receivables:
    Dividends ................                    --                  --                  --                  --
  Other assets ...............                    --                  --                  --                  --
                                        ------------        ------------        ------------        ------------

      Total Assets ...........             1,662,858           2,011,983           7,584,732           1,190,579
                                        ------------        ------------        ------------        ------------


LIABILITIES:

      Total Liabilities ......                    --                  --                  --                  --
                                        ------------        ------------        ------------        ------------

NET ASSETS:                             $  1,662,858        $  2,011,983        $  7,584,732        $  1,190,579
                                        ============        ============        ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                     SALOMON
                                                                                     BROTHERS
                                                                                    STRATEGIC             SMITH
       MFS                AIM                  MFS               PIONEER              TOTAL               BARNEY
    EMERGING            CAPITAL               TOTAL             STRATEGIC             RETURN               HIGH
     GROWTH           APPRECIATION            RETURN             INCOME                BOND               INCOME
    PORTFOLIO          PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
  ------------        ------------        ------------        ------------        ------------        ------------
  $ 13,240,072        $ 42,416,783        $ 90,342,154        $ 32,970,877        $  8,090,360        $ 20,816,091


            --                  --                  --                  --                  --                  --
            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

    13,240,072          42,416,783          90,342,154          32,970,877           8,090,360          20,816,091
  ------------        ------------        ------------        ------------        ------------        ------------




            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $ 13,240,072        $ 42,416,783        $ 90,342,154        $ 32,970,877        $  8,090,360        $ 20,816,091
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                             THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2004

                                            SMITH                                  SMITH
                                           BARNEY               SMITH              BARNEY              SMITH
                                        INTERNATIONAL           BARNEY             LARGE               BARNEY
                                           ALL CAP              LARGE          CAPITALIZATION          MONEY
                                           GROWTH             CAP VALUE            GROWTH              MARKET
                                          PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO
                                        -------------       ------------       --------------       ------------
ASSETS:
  Investments at market value:          $ 33,056,320        $ 54,315,372        $ 17,527,440        $ 19,735,363

  Receivables:
    Dividends ................                    --                  --                  --              15,853
  Other assets ...............                    --                  --                  --                  --
                                        ------------        ------------        ------------        ------------

      Total Assets ...........            33,056,320          54,315,372          17,527,440          19,751,216
                                        ------------        ------------        ------------        ------------


LIABILITIES:

      Total Liabilities ......                    --                  --                  --                  --
                                        ------------        ------------        ------------        ------------

NET ASSETS:                             $ 33,056,320        $ 54,315,372        $ 17,527,440        $ 19,751,216
                                        ============        ============        ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                           SMITH
                                                                          BARNEY
                           TRAVELERS                VAN                  SMALL CAP
    STRATEGIC               MANAGED                KAMPEN                 GROWTH
     EQUITY                  INCOME              ENTERPRISE            OPPORTUNITIES
    PORTFOLIO              PORTFOLIO             PORTFOLIO               PORTFOLIO              COMBINED
  ------------           ------------           ------------           ------------           ------------
  $113,550,547           $ 13,813,133           $ 35,196,173           $  1,830,867           $637,442,652


            --                     --                     --                     --                 15,853
            --                     --                     --                     --                   (223)
  ------------           ------------           ------------           ------------           ------------

   113,550,547             13,813,133             35,196,173              1,830,867            637,458,282
  ------------           ------------           ------------           ------------           ------------




            --                     --                     --                     --                     --
  ------------           ------------           ------------           ------------           ------------

  $113,550,547           $ 13,813,133           $ 35,196,173           $  1,830,867           $637,458,282
  ============           ============           ============           ============           ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                          AIM V.I.    ALLIANCEBERNSTEIN        GLOBAL
                                                          PREMIER          PREMIER             GROWTH            GROWTH
                                                          EQUITY            GROWTH             FUND -            FUND -
                                                          FUND -         PORTFOLIO -          CLASS 2           CLASS 2
                                                         SERIES I          CLASS B             SHARES            SHARES
                                                       ------------   -----------------    ------------      ------------
INVESTMENT INCOME:
  Dividends ...................................        $        178      $         --      $     17,645      $     16,300
                                                       ------------      ------------      ------------      ------------

EXPENSES:
  Insurance charges ...........................                 486             4,479            41,311            97,044
  Administrative fees .........................                  71               628             5,938            13,818
                                                       ------------      ------------      ------------      ------------

    Total expenses ............................                 557             5,107            47,249           110,862
                                                       ------------      ------------      ------------      ------------

      Net investment income (loss) ............                (379)           (5,107)          (29,604)          (94,562)
                                                       ------------      ------------      ------------      ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                  --                --                --                --
    Realized gain (loss) on sale of investments              (6,921)           (1,582)           98,379           294,345
                                                       ------------      ------------      ------------      ------------

      Realized gain (loss) ....................              (6,921)           (1,582)           98,379           294,345
                                                       ------------      ------------      ------------      ------------

    Change in unrealized gain (loss)
      on investments ..........................               8,311            32,838           424,048           761,729
                                                       ------------      ------------      ------------      ------------


  Net increase (decrease) in net assets
    resulting from operations .................        $      1,011      $     26,149      $    492,823      $    961,512
                                                       ============      ============      ============      ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                         DREYFUS
                          VIF -
                        DEVELOPING             EQUITY
  GROWTH-INCOME          LEADERS               INDEX                                                        TOTAL
     FUND -            PORTFOLIO -          PORTFOLIO -          FUNDAMENTAL          INVESTORS             RETURN
     CLASS 2             INITIAL              CLASS II              VALUE              FUND -               FUND -
     SHARES               SHARES               SHARES             PORTFOLIO            CLASS I             CLASS I
  ------------         ------------         ------------        ------------         ------------        ------------
  $    111,196         $      7,846         $     26,766        $    509,415         $     76,391        $     21,527
  ------------         ------------         ------------        ------------         ------------        ------------


       133,262               44,987               22,142             890,520               54,606              13,553
        18,698                6,275                3,098             126,130                7,680               1,883
  ------------         ------------         ------------        ------------         ------------        ------------

       151,960               51,262               25,240           1,016,650               62,286              15,436
  ------------         ------------         ------------        ------------         ------------        ------------

       (40,764)             (43,416)               1,526            (507,235)              14,105               6,091
  ------------         ------------         ------------        ------------         ------------        ------------



            --                   --                   --           1,789,787                   --              21,709
       365,237              (55,990)              10,289           4,578,556              100,270              29,349
  ------------         ------------         ------------        ------------         ------------        ------------

       365,237              (55,990)              10,289           6,368,343              100,270              51,058
  ------------         ------------         ------------        ------------         ------------        ------------


       770,865              490,388              170,242            (383,836)             347,554              33,794
  ------------         ------------         ------------        ------------         ------------        ------------



  $  1,095,338         $    390,982         $    182,057        $  5,477,272         $    461,929        $     90,943
  ============         ============         ============        ============         ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                                 SMITH
                                                                                               SELECT            BARNEY
                                                          SELECT            SELECT              HIGH            DIVIDEND
                                                         BALANCED           GROWTH             GROWTH           STRATEGY
                                                         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                       ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividends ...................................        $    102,435      $     41,337      $      3,163      $      2,824
                                                       ------------      ------------      ------------      ------------

EXPENSES:
  Insurance charges ...........................              48,409            32,047             9,643             3,655
  Administrative fees .........................               6,673             4,266             1,303               513
                                                       ------------      ------------      ------------      ------------

    Total expenses ............................              55,082            36,313            10,946             4,168
                                                       ------------      ------------      ------------      ------------

      Net investment income (loss) ............              47,353             5,024            (7,783)           (1,344)
                                                       ------------      ------------      ------------      ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                  --                --                --                --
    Realized gain (loss) on sale of investments              23,013           (54,977)           (9,962)           30,220
                                                       ------------      ------------      ------------      ------------

      Realized gain (loss) ....................              23,013           (54,977)           (9,962)           30,220
                                                       ------------      ------------      ------------      ------------

    Change in unrealized gain (loss)
      on investments ..........................             198,513           237,726            83,640           (18,720)
                                                       ------------      ------------      ------------      ------------


  Net increase (decrease) in net assets
    resulting from operations .................        $    268,879      $    187,773      $     65,895      $     10,156
                                                       ============      ============      ============      ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

      SMITH
     BARNEY
     PREMIER                                                       MERRILL
   SELECTIONS                                DISCIPLINED            LYNCH                MFS                 AIM
     ALL CAP            CONVERTIBLE            MID CAP              LARGE              EMERGING            CAPITAL
     GROWTH              SECURITIES             STOCK             CAP CORE              GROWTH           APPRECIATION
    PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
  ------------         ------------         ------------        ------------         ------------        ------------
  $         --         $     43,299         $     19,724        $      6,753         $         --        $     56,221
  ------------         ------------         ------------        ------------         ------------        ------------


        17,347               21,598               74,598              14,106              146,185             476,056
         2,469                3,042               10,491               1,991               20,594              67,512
  ------------         ------------         ------------        ------------         ------------        ------------

        19,816               24,640               85,089              16,097              166,779             543,568
  ------------         ------------         ------------        ------------         ------------        ------------

       (19,816)              18,659              (65,365)             (9,344)            (166,779)           (487,347)
  ------------         ------------         ------------        ------------         ------------        ------------



            --                   --              206,405                  --                   --                  --
        26,937               34,049              179,404            (154,204)          (2,000,126)         (1,449,386)
  ------------         ------------         ------------        ------------         ------------        ------------

        26,937               34,049              385,809            (154,204)          (2,000,126)         (1,449,386)
  ------------         ------------         ------------        ------------         ------------        ------------


        18,428               45,937              688,202             339,397            3,598,204           4,002,684
  ------------         ------------         ------------        ------------         ------------        ------------



  $     25,549         $     98,645         $  1,008,646        $    175,849         $  1,431,299        $  2,065,951
  ============         ============         ============        ============         ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                              SALOMON
                                                                                              BROTHERS
                                                                                             STRATEGIC           SMITH
                                                            MFS             PIONEER            TOTAL             BARNEY
                                                           TOTAL           STRATEGIC           RETURN             HIGH
                                                          RETURN             INCOME             BOND             INCOME
                                                         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                       ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividends ...................................        $  2,339,390      $  2,167,399      $    469,509      $  1,662,993
                                                       ------------      ------------      ------------      ------------

EXPENSES:
  Insurance charges ...........................           1,016,239           371,320            98,456           241,213
  Administrative fees .........................             142,621            51,947            13,807            33,738
                                                       ------------      ------------      ------------      ------------

    Total expenses ............................           1,158,860           423,267           112,263           274,951
                                                       ------------      ------------      ------------      ------------

      Net investment income (loss) ............           1,180,530         1,744,132           357,246         1,388,042
                                                       ------------      ------------      ------------      ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................           2,385,725                --                --                --
    Realized gain (loss) on sale of investments           4,147,086        (1,075,673)           (4,706)       (1,754,479)
                                                       ------------      ------------      ------------      ------------

      Realized gain (loss) ....................           6,532,811        (1,075,673)           (4,706)       (1,754,479)
                                                       ------------      ------------      ------------      ------------

    Change in unrealized gain (loss)
      on investments ..........................           1,208,813         2,409,041            45,662         2,274,194
                                                       ------------      ------------      ------------      ------------


  Net increase (decrease) in net assets
    resulting from operations .................        $  8,922,154      $  3,077,500      $    398,202      $  1,907,757
                                                       ============      ============      ============      ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

      SMITH                                    SMITH
     BARNEY                SMITH               BARNEY               SMITH
  INTERNATIONAL            BARNEY              LARGE               BARNEY                                 TRAVELERS
     ALL CAP               LARGE           CAPITALIZATION           MONEY             STRATEGIC            MANAGED
     GROWTH              CAP VALUE             GROWTH              MARKET               EQUITY              INCOME
    PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
  -------------        ------------        --------------       ------------         ------------        ------------
  $    287,298         $  1,001,252         $     62,721        $    201,987         $  1,536,372        $    641,224
  ------------         ------------         ------------        ------------         ------------        ------------


       353,449              602,006              200,767             255,150            1,240,055             172,006
        49,844               84,391               28,312              36,016              175,317              24,035
  ------------         ------------         ------------        ------------         ------------        ------------

       403,293              686,397              229,079             291,166            1,415,372             196,041
  ------------         ------------         ------------        ------------         ------------        ------------

      (115,995)             314,855             (166,358)            (89,179)             121,000             445,183
  ------------         ------------         ------------        ------------         ------------        ------------



            --                   --                   --                  --                   --                  --
      (710,174)           1,267,548              413,305                  --           (2,596,760)            (42,354)
  ------------         ------------         ------------        ------------         ------------        ------------

      (710,174)           1,267,548              413,305                  --           (2,596,760)            (42,354)
  ------------         ------------         ------------        ------------         ------------        ------------


     5,823,364            3,378,946             (516,127)                 --           11,964,681            (164,501)
  ------------         ------------         ------------        ------------         ------------        ------------



  $  4,997,195         $  4,961,349         $   (269,180)       $    (89,179)        $  9,488,921        $    238,328
  ============         ============         ============        ============         ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                               SMITH
                                                                               BARNEY
                                                            VAN              SMALL CAP
                                                          KAMPEN               GROWTH
                                                        ENTERPRISE         OPPORTUNITIES
                                                         PORTFOLIO           PORTFOLIO             COMBINED
                                                       ------------        -------------         ------------
INVESTMENT INCOME:
  Dividends ...................................        $    189,309         $      1,242         $ 11,623,716
                                                       ------------         ------------         ------------

EXPENSES:
  Insurance charges ...........................             406,174               15,364            7,118,233
  Administrative fees .........................              57,147                2,149            1,002,397
                                                       ------------         ------------         ------------

    Total expenses ............................             463,321               17,513            8,120,630
                                                       ------------         ------------         ------------

      Net investment income (loss) ............            (274,012)             (16,271)           3,503,086
                                                       ------------         ------------         ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                  --               38,613            4,442,239
    Realized gain (loss) on sale of investments          (4,524,538)              86,256           (2,757,589)
                                                       ------------         ------------         ------------

      Realized gain (loss) ....................          (4,524,538)             124,869            1,684,650
                                                       ------------         ------------         ------------

    Change in unrealized gain (loss)
      on investments ..........................           5,487,120              120,623           43,881,760
                                                       ------------         ------------         ------------


  Net increase (decrease) in net assets
    resulting from operations .................        $    688,570         $    229,221         $ 49,069,496
                                                       ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                 AIM V.I. PREMIER
                                                  EQUITY FUND -            ALLIANCEBERNSTEIN PREMIER        GLOBAL GROWTH FUND -
                                                     SERIES I              GROWTH PORTFOLIO - CLASS B          CLASS 2 SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004           2003           2004           2003           2004           2003
                                                 ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........   $       (379)  $     (1,018)  $     (5,107)  $     (5,145)  $    (29,604)  $    (17,849)
  Realized gain (loss) ..................         (6,921)      (118,398)        (1,582)        (8,231)        98,379            512
  Change in unrealized gain (loss)
    on investments ......................          8,311        144,206         32,838         97,978        424,048        722,180
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........          1,011         24,790         26,149         84,602        492,823        704,843
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........             --             --             --          6,262          4,175          1,200
  Participant transfers from other
    funding options .....................          1,091         15,807         31,857         82,542      2,089,421      1,167,065
  Administrative charges ................            (33)           (35)          (102)          (115)          (826)          (503)
  Contract surrenders ...................        (17,944)      (201,382)      (115,044)       (32,551)      (635,775)      (284,042)
  Participant transfers to other
    funding options .....................        (11,226)       (47,983)       (16,315)       (35,616)      (117,710)      (257,022)
  Other payments to participants ........             --             --             --             --          5,549         (5,796)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..        (28,112)      (233,593)       (99,604)        20,522      1,344,834        620,902
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets        (27,101)      (208,803)       (73,455)       105,124      1,837,657      1,325,745


NET ASSETS:
    Beginning of year ...................         66,353        275,156        482,377        377,253      3,110,814      1,785,069
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................   $     39,252   $     66,353   $    408,922   $    482,377   $  4,948,471   $  3,110,814
                                            ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                          DREYFUS VIF - DEVELOPING
                                                   GROWTH FUND -              GROWTH-INCOME FUND -          LEADERS PORTFOLIO -
                                                   CLASS 2 SHARES                CLASS 2 SHARES                INITIAL SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004           2003           2004           2003           2004           2003
                                                 ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........   $    (94,562)  $    (66,183)  $    (40,764)  $       (492)  $    (43,416)  $    (47,057)
  Realized gain (loss) ..................        294,345        (16,348)       365,237        (65,976)       (55,990)      (376,952)
  Change in unrealized gain (loss)
    on investments ......................        761,729      1,962,603        770,865      2,458,510        490,388      1,474,141
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        961,512      1,880,072      1,095,338      2,392,042        390,982      1,050,132
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........         18,157         32,900         27,927         39,300             --          5,600
  Participant transfers from other
    funding options .....................      2,731,727      3,862,638      4,129,646      4,453,760        640,415        807,087
  Administrative charges ................         (1,882)        (1,389)        (3,090)        (2,566)          (772)          (866)
  Contract surrenders ...................     (2,119,660)      (821,924)    (2,328,294)    (1,101,624)    (1,014,233)      (503,908)
  Participant transfers to other
    funding options .....................       (295,126)      (652,063)    (1,226,686)      (239,054)      (335,502)      (460,106)
  Other payments to participants ........       (147,191)       (21,709)       (60,193)       (17,236)      (110,768)       (42,878)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..        186,025      2,398,453        539,310      3,132,580       (820,860)      (195,071)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets      1,147,537      4,278,525      1,634,648      5,524,622       (429,878)       855,061


NET ASSETS:
    Beginning of year ...................      8,536,044      4,257,519     11,691,401      6,166,779      4,438,733      3,583,672
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................   $  9,683,581   $  8,536,044   $ 13,326,049   $ 11,691,401   $  4,008,855   $  4,438,733
                                            ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

   EQUITY INDEX PORTFOLIO -             FUNDAMENTAL                                                     TOTAL RETURN
        CLASS II SHARES               VALUE PORTFOLIO             INVESTORS FUND - CLASS I             FUND - CLASS I
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$      1,526    $     (4,925)   $   (507,235)   $   (534,111)   $     14,105    $      8,980    $      6,091    $      4,033
      10,289        (199,377)      6,368,343         517,122         100,270        (183,863)         51,058          (1,944)

     170,242         682,339        (383,836)     26,735,429         347,554       1,398,671          33,794         183,726
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     182,057         478,037       5,477,272      26,718,440         461,929       1,223,788          90,943         185,815
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


          --           1,439          40,921          53,351         (11,031)          7,465              --              --

     176,288         569,253       1,891,945       2,167,590       1,002,070       1,039,472          46,037         302,078
        (582)           (596)        (21,133)        (25,233)         (1,105)         (1,177)           (381)           (414)
    (540,618)       (484,878)    (17,040,419)    (13,335,427)     (1,219,065)       (653,376)       (252,226)       (257,675)

     (67,725)       (416,938)     (2,254,316)     (2,966,107)        (86,554)       (603,270)        (48,872)       (163,561)
    (197,975)        (14,082)     (1,503,232)     (2,115,596)        (55,889)        (46,874)          5,125        (113,531)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    (630,612)       (345,802)    (18,886,234)    (16,221,422)       (371,574)       (257,760)       (250,317)       (233,103)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (448,555)        132,235     (13,408,962)     10,497,018          90,355         966,028        (159,374)        (47,288)



   2,350,184       2,217,949      92,569,033      82,072,015       5,181,305       4,215,277       1,360,856       1,408,144
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  1,901,629    $  2,350,184    $ 79,160,071    $ 92,569,033    $  5,271,660    $  5,181,305    $  1,201,482    $  1,360,856
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                  SELECT BALANCED                                              SELECT HIGH
                                                     PORTFOLIO              SELECT GROWTH PORTFOLIO          GROWTH PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004           2003           2004           2003           2004           2003
                                                 ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........   $     47,353   $     48,513   $      5,024   $      9,731   $     (7,783)  $     (5,038)
  Realized gain (loss) ..................         23,013       (129,631)       (54,977)      (275,922)        (9,962)       (27,638)
  Change in unrealized gain (loss)
    on investments ......................        198,513        818,626        237,726        990,704         83,640        279,004
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        268,879        737,508        187,773        724,513         65,895        246,328
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........             --             --             --             --             --             --
  Participant transfers from other
    funding options .....................        186,042        774,916         32,405        180,077         15,270         44,067
  Administrative charges ................         (1,036)        (1,196)          (855)          (841)          (253)          (290)
  Contract surrenders ...................       (523,776)      (970,858)      (545,069)      (625,177)       (69,317)       (85,948)
  Participant transfers to other
    funding options .....................        (66,523)      (266,528)       (67,054)      (115,340)      (105,080)       (19,369)
  Other payments to participants ........        (96,619)      (318,058)       (40,520)      (118,585)            --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       (501,912)      (781,724)      (621,093)      (679,866)      (159,380)       (61,540)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       (233,033)       (44,216)      (433,320)        44,647        (93,485)       184,788


NET ASSETS:
    Beginning of year ...................      4,591,354      4,635,570      3,079,358      3,034,711        926,828        742,040
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................   $  4,358,321   $  4,591,354   $  2,646,038   $  3,079,358   $    833,343   $    926,828
                                            ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                    SMITH BARNEY PREMIER
     SMITH BARNEY DIVIDEND           SELECTIONS ALL CAP                  CONVERTIBLE                 DISCIPLINED MID CAP
      STRATEGY PORTFOLIO              GROWTH PORTFOLIO               SECURITIES PORTFOLIO              STOCK PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$     (1,344)   $     (2,193)   $    (19,816)   $    (12,044)   $     18,659    $     30,685    $    (65,365)   $    (56,195)
      30,220         (15,391)         26,937         (50,288)         34,049        (135,582)        385,809        (137,059)

     (18,720)        100,132          18,428         331,328          45,937         578,679         688,202       1,883,347
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      10,156          82,548          25,549         268,996          98,645         473,782       1,008,646       1,690,093
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


          21              --          12,500           6,390         (21,197)             --           5,215          11,133

     318,784         580,431         347,413       1,005,473         424,112         426,640       1,241,946         892,212
        (114)           (153)           (441)           (266)           (461)           (502)         (1,955)         (1,983)
     (35,796)        (73,351)       (138,711)       (122,771)       (417,794)       (974,530)     (1,084,860)     (1,172,668)

    (373,250)       (287,065)       (165,566)       (248,694)       (105,940)       (549,573)       (346,286)       (544,476)
    (108,795)        (60,552)             --         (43,346)         (6,646)        (19,462)          3,270        (165,330)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    (199,150)        159,310          55,195         596,786        (127,926)     (1,117,427)       (182,670)       (981,112)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (188,994)        241,858          80,744         865,782         (29,281)       (643,645)        825,976         708,981



     492,045         250,187       1,582,114         716,332       2,041,264       2,684,909       6,758,756       6,049,775
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$    303,051    $    492,045    $  1,662,858    $  1,582,114    $  2,011,983    $  2,041,264    $  7,584,732    $  6,758,756
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                MERRILL LYNCH LARGE                MFS EMERGING                 AIM CAPITAL
                                                 CAP CORE PORTFOLIO              GROWTH PORTFOLIO          APPRECIATION PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004           2003           2004           2003           2004           2003
                                                 ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........   $     (9,344)  $     (8,451)  $   (166,779)  $   (187,609)  $   (487,347)  $   (588,897)
  Realized gain (loss) ..................       (154,204)      (262,975)    (2,000,126)    (3,417,036)    (1,449,386)    (3,731,881)
  Change in unrealized gain (loss)
    on investments ......................        339,397        534,865      3,598,204      7,343,145      4,002,684     16,284,359
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        175,849        263,439      1,431,299      3,738,500      2,065,951     11,963,581
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........          1,139             --          9,799          8,379          9,904         16,071
  Participant transfers from other
    funding options .....................         31,707         35,233        638,728        543,445        447,394        445,655
  Administrative charges ................           (484)          (544)        (5,478)        (6,807)       (18,514)       (22,288)
  Contract surrenders ...................       (411,324)      (184,622)    (2,293,047)    (2,745,698)    (8,222,248)    (7,297,355)
  Participant transfers to other
    funding options .....................        (42,456)      (132,907)    (1,596,137)    (1,532,417)    (1,984,253)    (2,629,016)
  Other payments to participants ........        (30,870)      (125,049)      (196,734)      (257,679)      (835,062)    (1,056,194)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       (452,288)      (407,889)    (3,442,869)    (3,990,777)   (10,602,779)   (10,543,127)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       (276,439)      (144,450)    (2,011,570)      (252,277)    (8,536,828)     1,420,454


NET ASSETS:
    Beginning of year ...................      1,467,018      1,611,468     15,251,642     15,503,919     50,953,611     49,533,157
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................   $  1,190,579   $  1,467,018   $ 13,240,072   $ 15,251,642   $ 42,416,783   $ 50,953,611
                                            ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SALOMON BROTHERS
           MFS TOTAL                  PIONEER STRATEGIC             STRATEGIC TOTAL RETURN           SMITH BARNEY HIGH
       RETURN PORTFOLIO               INCOME PORTFOLIO                  BOND PORTFOLIO               INCOME PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$  1,180,530    $    932,767    $  1,744,132    $  2,738,978    $    357,246    $    491,340    $  1,388,042    $  1,417,924
   6,532,811       1,708,237      (1,075,673)     (1,853,210)         (4,706)        (39,353)     (1,754,479)     (2,878,205)

   1,208,813      11,670,977       2,409,041       5,746,250          45,662         805,464       2,274,194       7,606,549
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   8,922,154      14,311,981       3,077,500       6,632,018         398,202       1,257,451       1,907,757       6,146,268
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      24,409          85,165          18,848             525         (54,043)         10,452           3,750          75,356

   1,949,982       4,499,743         204,773         751,855         620,253       2,348,053         380,087       2,059,188
     (22,500)        (26,465)         (7,951)         (9,650)         (2,696)         (3,460)         (5,820)         (7,027)
 (19,002,335)    (15,857,314)     (6,982,923)     (7,569,540)     (1,847,669)     (2,240,236)     (5,463,336)     (6,620,227)

  (2,306,449)     (4,222,736)       (582,340)     (1,963,757)     (1,622,556)     (1,236,183)       (863,586)       (966,417)
  (2,185,904)     (2,039,275)       (572,755)       (965,830)        (49,102)       (148,696)       (333,519)       (855,303)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


 (21,542,797)    (17,560,882)     (7,922,348)     (9,756,397)     (2,955,813)     (1,270,070)     (6,282,424)     (6,314,430)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 (12,620,643)     (3,248,901)     (4,844,848)     (3,124,379)     (2,557,611)        (12,619)     (4,374,667)       (168,162)



 102,962,797     106,211,698      37,815,725      40,940,104      10,647,971      10,660,590      25,190,758      25,358,920
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 90,342,154    $102,962,797    $ 32,970,877    $ 37,815,725    $  8,090,360    $ 10,647,971    $ 20,816,091    $ 25,190,758
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                    SMITH BARNEY                                             SMITH BARNEY LARGE
                                               INTERNATIONAL ALL CAP           SMITH BARNEY LARGE          CAPITALIZATION GROWTH
                                                  GROWTH PORTFOLIO            CAP VALUE PORTFOLIO                PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004           2003           2004           2003           2004           2003
                                                 ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........   $   (115,995)  $    (75,041)  $    314,855   $    213,470   $   (166,358)  $   (216,050)
  Realized gain (loss) ..................       (710,174)    (3,509,762)     1,267,548     (1,098,886)       413,305       (560,952)
  Change in unrealized gain (loss)
    on investments ......................      5,823,364     11,270,842      3,378,946     14,624,865       (516,127)     7,493,116
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........      4,997,195      7,686,039      4,961,349     13,739,449       (269,180)     6,716,114
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........         29,520         25,369         34,820         16,654         11,595         38,180
  Participant transfers from other
    funding options .....................        399,505      2,350,135        786,591      1,601,127      1,766,143      4,071,869
  Administrative charges ................        (12,215)       (14,057)       (15,529)       (18,254)        (5,372)        (5,835)
  Contract surrenders ...................     (5,548,754)    (4,815,405)    (9,327,623)    (8,875,987)    (3,199,231)    (3,071,342)
  Participant transfers to other
    funding options .....................     (1,701,108)    (3,839,754)    (1,989,644)    (5,033,766)    (2,007,394)    (2,287,381)
  Other payments to participants ........       (820,040)      (610,529)    (1,007,859)    (1,764,337)      (178,058)      (325,172)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     (7,653,092)    (6,904,241)   (11,519,244)   (14,074,563)    (3,612,317)    (1,579,681)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     (2,655,897)       781,798     (6,557,895)      (335,114)    (3,881,497)     5,136,433


NET ASSETS:
    Beginning of year ...................     35,712,217     34,930,419     60,873,267     61,208,381     21,408,937     16,272,504
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................   $ 33,056,320   $ 35,712,217   $ 54,315,372   $ 60,873,267   $ 17,527,440   $ 21,408,937
                                            ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

      SMITH BARNEY MONEY              STRATEGIC EQUITY               TRAVELERS MANAGED                   VAN KAMPEN
       MARKET PORTFOLIO                   PORTFOLIO                   INCOME PORTFOLIO              ENTERPRISE PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    (89,179)   $   (220,938)   $    121,000    $ (1,498,209)   $    445,183    $    481,431    $   (274,012)   $   (457,340)
          --              --      (2,596,760)     (8,728,956)        (42,354)        (37,588)     (4,524,538)     (6,007,015)

          --              --      11,964,681      43,611,956        (164,501)      1,039,821       5,487,120      15,643,192
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     (89,179)       (220,938)      9,488,921      33,384,791         238,328       1,483,664         688,570       9,178,837
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       8,007         304,475          75,704         114,680           9,919           7,270          23,063          49,945

   9,716,128      16,069,007         418,149       1,096,252         867,719       3,260,566         315,039         610,604
      (6,445)         (9,341)        (38,690)        (46,421)         (3,054)         (4,398)        (12,201)        (14,988)
 (11,828,231)    (18,501,240)    (18,329,912)    (18,301,690)     (4,077,233)     (3,591,275)     (6,279,893)     (6,081,823)

  (6,830,158)    (20,448,888)     (5,068,300)     (6,846,274)     (1,579,989)     (4,503,315)     (2,652,619)     (2,662,404)
    (628,246)       (798,397)     (2,461,535)     (2,484,016)       (178,431)       (514,613)       (748,406)       (457,057)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  (9,568,945)    (23,384,384)    (25,404,584)    (26,467,469)     (4,961,069)     (5,345,765)     (9,355,017)     (8,555,723)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  (9,658,124)    (23,605,322)    (15,915,663)      6,917,322      (4,722,741)     (3,862,101)     (8,666,447)        623,114



  29,409,340      53,014,662     129,466,210     122,548,888      18,535,874      22,397,975      43,862,620      43,239,506
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 19,751,216    $ 29,409,340    $113,550,547    $129,466,210    $ 13,813,133    $ 18,535,874    $ 35,196,173    $ 43,862,620
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                      SMITH BARNEY
                                                    SMALL CAP GROWTH
                                                OPPORTUNITIES PORTFOLIO                  COMBINED
                                            ------------------------------    ------------------------------
                                                  2004             2003             2004             2003
                                                  ----             ----             ----             ----
OPERATIONS:
  Net investment income (loss) ..........   $     (16,271)   $      (9,279)   $   3,503,086    $   2,363,788
  Realized gain (loss) ..................         124,869           24,100        1,684,650      (31,618,448)
  Change in unrealized gain (loss)
    on investments ......................         120,623          253,429       43,881,760      184,770,433
                                            -------------    -------------    -------------    -------------

    Net increase (decrease) in net assets
      resulting from operations .........         229,221          268,250       49,069,496      155,515,773
                                            -------------    -------------    -------------    -------------

UNIT TRANSACTIONS:
  Participant purchase payments .........              --            2,000          283,122          919,561
  Participant transfers from other
    funding options .....................       1,071,435        1,691,903       34,920,102       59,805,743
  Administrative charges ................            (265)            (165)        (192,235)        (227,825)
  Contract surrenders ...................        (277,584)        (146,391)    (131,189,944)    (127,602,235)
  Participant transfers to other
    funding options .....................        (756,012)        (669,188)     (37,272,732)     (66,847,168)
  Other payments to participants ........              --               --      (12,540,405)     (15,505,182)
                                            -------------    -------------    -------------    -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..          37,574          878,159     (145,992,092)    (149,457,106)
                                            -------------    -------------    -------------    -------------

    Net increase (decrease) in net assets         266,795        1,146,409      (96,922,596)       6,058,667


NET ASSETS:
    Beginning of year ...................       1,564,072          417,663      734,380,878      728,322,211
                                            -------------    -------------    -------------    -------------
    End of year .........................   $   1,830,867    $   1,564,072    $ 637,458,282    $ 734,380,878
                                            =============    =============    =============    =============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund BD for Variable Annuities ("Fund BD") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Fund BD is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Fund BD is comprised of the Travelers Vintage Annuity product.

Participant purchase payments applied to Fund BD are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2004, the investments comprising Fund BD were:

     AIM Variable Insurance Funds, Inc., Delaware business trust
         AIM V.I. Premier Equity Fund - Series I
     AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
         AllianceBernstein Premier Growth Portfolio - Class B
     American Funds Insurance Series, Massachusetts business trust
         Global Growth Fund - Class 2 Shares
         Growth Fund - Class 2 Shares
         Growth-Income Fund - Class 2 Shares
     Dreyfus Variable Investment Fund, Maryland business trust
         Dreyfus Variable Investment Fund -  Developing Leaders Portfolio -
           Initial Shares
     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
       The Company
         Equity Index Portfolio - Class II Shares
         Fundamental Value Portfolio
     Salomon Brothers Variable Series Funds Inc., Maryland business trust,
       Affiliate of The Company
         Investors Fund - Class I
         Total Return Fund - Class I
     Smith Barney Allocation Series Inc., Maryland business trust, Affiliate of
       The Company
         Select Balanced Portfolio
         Select Growth Portfolio
         Select High Growth Portfolio
     Smith Barney Investment Series, Massachusetts business trust, Affiliate of
       The Company
         Smith Barney Dividend Strategy Portfolio (Formerly Smith Barney Large
           Cap Core Portfolio)
         Smith Barney Premier Selections All Cap Growth Portfolio
     The Travelers Series Trust, Massachusetts business trust, Affiliate of The
       Company
         Convertible Securities Portfolio
         Disciplined Mid Cap Stock Portfolio
         Merrill Lynch Large Cap Core Portfolio
         MFS Emerging Growth Portfolio
     Travelers Series Fund Inc., Maryland business trust, Affiliate of The
       Company
         AIM Capital Appreciation Portfolio
         MFS Total Return Portfolio
         Pioneer Strategic Income Portfolio
         Salomon Brothers Strategic Total Return Bond Portfolio
         Smith Barney High Income Portfolio
         Smith Barney International All Cap Growth Portfolio
         Smith Barney Large Cap Value Portfolio
         Smith Barney Large Capitalization Growth Portfolio
         Smith Barney Money Market Portfolio
         Strategic Equity Portfolio
         Travelers Managed Income Portfolio
         Van Kampen Enterprise Portfolio
     Variable Annuity Portfolios, Massachusetts business trust,  Affiliate of
       The Company
         Smith Barney Small Cap Growth Opportunities Portfolio

Not all funds may be available in all states or to all contract owners.

The following is a summary of significant accounting policies consistently followed by Fund BD in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date

FEDERAL INCOME TAXES. The operations of Fund BD form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund BD. Fund BD is not taxed as a "regulated investment company" under Subchapter M of the Code.

FINANCIAL HIGHLIGHTS. In 2001, Fund BD adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide ("AICPA Guide") for Investment Companies. The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $41,304,055 and $179,481,383, respectively, for the year ended December 31, 2004. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $617,001,187 at December 31, 2004. Gross unrealized appreciation for all investments at December 31, 2004 was $53,629,735. Gross unrealized depreciation for all investments at December 31, 2004 was $33,188,270.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and annuity unit values;

  - Mortality and Expense Risks assumed by The Company (M&E)
  - Administrative fees paid for administrative expenses (ADM)

Below is a table displaying separate account charges with their associated products offered in this Separate Account for each funding option. The table displays Standard (S), and Enhanced (E) Death Benefit (Dth Ben) designations.

---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT                                   BD
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Asset-based Charges
                                                                                              -----------------------------------
        Separate Account Charge (1)          Dth                                                                            Total
         (as identified in Note 5)           Ben   Product                                        M&E          ADM         Charge
---------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 1.17%                 S    Vintage Annuity                               1.02%        0.15%         1.17%

Separate Account Charge 1.45%                 E    Vintage Annuity                               1.30%        0.15%         1.45%

---------------------------------------------------------------------------------------------------------------------------------

(1) Certain accumulation and annuity unit values displayed in Note 5 may not be available through certain sub-accounts. If a unit value has no assets and units across all sub-accounts within the Separate Account, it will not be displayed in Note 5.

For contracts in the accumulation phase with a contract value less than $40,000, an annual charge of $30 (prorated for partial periods) is assessed through the redemption of units and paid to The Company cover administrative charges.

No sales charges are deducted from participant purchase payments when they are received. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the contract for seven years. The maximum charge, applied to the amount withdrawn, is 6% decreasing to 0% in years seven and later and assessed through the redemption of units.

Withdrawal charges for BD include $98,306 and $201,386 for the years ended December 31, 2004 and 2003, respectively. These changes are included in contract surrenders on the Statement of Changes in Net Assets.

For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4. SUBSEQUENT EVENT NOTE

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it had agreed to sell The Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, Citicorp International Life Insurance Company, The Travelers Life and Annuity Reinsurance Company, and certain other domestic and international insurance businesses (the "Life Insurance and Annuity Businesses") to MetLife, Inc. ("MetLife") pursuant to an Acquisition Agreement (the "Agreement"). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be closed this summer.

The transaction contemplates that TIC's Primerica Life segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company ("Primerica Life"), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the "Dispositions"). The Dispositions require certain regulatory approvals.

Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion. In connection with the consummation of the sale of the Life Insurance and Annuity Business, Citigroup and MetLife will also enter into multi-year distribution agreements.

5. NET CONTRACT OWNERS' EQUITY

                                                                                     DECEMBER 31, 2004
                                                           ------------------------------------------------------------------------

                                                           ACCUMULATION     ANNUITY     UNIT         ACCUMULATION          ANNUITY
                                                               UNITS         UNITS     VALUE          NET ASSETS         NET ASSETS
                                                           ------------     -------   -------        ------------        ----------
AIM Variable Insurance Funds, Inc.
  AIM V.I. Premier Equity Fund - Series I
    Separate Account Charges 1.17% .....................         49,723          --   $ 0.790        $     39,252         $      --
    Separate Account Charges 1.45% .....................             --          --     0.782                  --                --

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Premier Growth Portfolio - Class B
    Separate Account Charges 1.17% .....................        445,460          --     0.764             340,531                --
    Separate Account Charges 1.45% .....................         90,390          --     0.757              68,391                --

American Funds Insurance Series
  Global Growth Fund - Class 2 Shares
    Separate Account Charges 1.17% .....................      4,084,783          --     1.108           4,525,280                --
    Separate Account Charges 1.45% .....................        385,941          --     1.097             423,191                --
  Growth Fund - Class 2 Shares
    Separate Account Charges 1.17% .....................      8,964,439          --     0.957           8,574,940                --
    Separate Account Charges 1.45% .....................      1,170,992          --     0.947           1,108,641                --
  Growth-Income Fund - Class 2 Shares
    Separate Account Charges 1.17% .....................      9,809,591          --     1.115          10,933,643                --
    Separate Account Charges 1.45% .....................      2,168,616          --     1.103           2,392,406                --

Dreyfus Variable Investment Fund
  Dreyfus VIF -  Developing Leaders Portfolio - Initial Shares
    Separate Account Charges 1.17% .....................      2,640,571          --     1.235           3,259,977                --
    Separate Account Charges 1.45% .....................        618,001          --     1.212             748,878                --

Greenwich Street Series Fund
  Equity Index Portfolio - Class II Shares
    Separate Account Charges 1.17% .....................      1,746,644          --     0.892           1,557,673                --
    Separate Account Charges 1.45% .....................        391,851          --     0.878             343,956                --
  Fundamental Value Portfolio
    Separate Account Charges 1.17% .....................     24,106,289          --     2.847          68,627,169                --
    Separate Account Charges 1.45% .....................      3,806,079          --     2.767          10,532,902                --

Salomon Brothers Variable Series Funds Inc.
  Investors Fund - Class I
    Separate Account Charges 1.17% .....................      3,433,092          --     1.310           4,498,457                --
    Separate Account Charges 1.45% .....................        601,184          --     1.286             773,203                --
  Total Return Fund - Class I
    Separate Account Charges 1.17% .....................        748,050      44,787     1.178             880,904            52,741
    Separate Account Charges 1.45% .....................        231,724          --     1.156             267,837                --

Smith Barney Allocation Series Inc.
  Select Balanced Portfolio
    Separate Account Charges 1.17% .....................      2,180,140      40,977     1.485           3,237,446            60,850
    Separate Account Charges 1.45% .....................        729,632          --     1.453           1,060,025                --
  Select Growth Portfolio
    Separate Account Charges 1.17% .....................      1,158,365          --     1.331           1,542,018                --
    Separate Account Charges 1.45% .....................        847,668          --     1.302           1,104,020                --
  Select High Growth Portfolio
    Separate Account Charges 1.17% .....................        420,556          --     1.384             582,165                --
    Separate Account Charges 1.45% .....................        185,463          --     1.354             251,178                --

                                                                                     DECEMBER 31, 2004
                                                           ------------------------------------------------------------------------

                                                           ACCUMULATION     ANNUITY     UNIT         ACCUMULATION          ANNUITY
                                                               UNITS         UNITS     VALUE          NET ASSETS         NET ASSETS
                                                           ------------     -------   -------        ------------        ----------
Smith Barney Allocation Series Inc. (continued)
Smith Barney Investment Series
  Smith Barney Dividend Strategy Portfolio
    Separate Account Charges 1.17% .....................        281,085          --   $ 0.816        $    229,476         $      --
    Separate Account Charges 1.45% .....................         91,053          --     0.808              73,575                --
  Smith Barney Premier Selections All Cap Growth Portfolio
    Separate Account Charges 1.17% .....................      1,659,510          --     0.875           1,451,923                --
    Separate Account Charges 1.45% .....................        243,584          --     0.866             210,935                --

The Travelers Series Trust
  Convertible Securities Portfolio
    Separate Account Charges 1.17% .....................      1,082,850          --     1.543           1,671,066                --
    Separate Account Charges 1.45% .....................        225,069          --     1.515             340,917                --
  Disciplined Mid Cap Stock Portfolio
    Separate Account Charges 1.17% .....................      3,783,231          --     1.682           6,361,701                --
    Separate Account Charges 1.45% .....................        740,971          --     1.651           1,223,031                --
  Merrill Lynch Large Cap Core Portfolio
    Separate Account Charges 1.17% .....................      1,065,482          --     0.920             980,001                --
    Separate Account Charges 1.45% .....................        233,259          --     0.903             210,578                --
  MFS Emerging Growth Portfolio
    Separate Account Charges 1.17% .....................      8,712,557      10,025     1.285          11,199,755            12,886
    Separate Account Charges 1.45% .....................      1,613,687          --     1.256           2,027,431                --

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Separate Account Charges 1.17% .....................     27,573,752          --     1.333          36,764,713                --
    Separate Account Charges 1.45% .....................      4,350,099          --     1.299           5,652,070                --
  MFS Total Return Portfolio
    Separate Account Charges 1.17% .....................     29,749,806      41,112     2.498          74,317,765           102,703
    Separate Account Charges 1.45% .....................      6,564,148          --     2.426          15,921,686                --
  Pioneer Strategic Income Portfolio
    Separate Account Charges 1.17% .....................     14,923,099      18,090     1.822          27,184,765            32,954
    Separate Account Charges 1.45% .....................      3,246,621       6,099     1.769           5,742,371            10,787
  Salomon Brothers Strategic Total Return Bond Portfolio
    Separate Account Charges 1.17% .....................      3,663,053       9,804     1.827           6,693,700            17,915
    Separate Account Charges 1.45% .....................        777,079          --     1.774           1,378,745                --
  Smith Barney High Income Portfolio
    Separate Account Charges 1.17% .....................     10,039,936      35,550     1.675          16,816,039            59,544
    Separate Account Charges 1.45% .....................      2,416,481       6,634     1.626           3,929,720            10,788
  Smith Barney International All Cap Growth Portfolio
    Separate Account Charges 1.17% .....................     23,171,786      24,508     1.195          27,697,030            29,294
    Separate Account Charges 1.45% .....................      4,592,677          --     1.161           5,329,996                --
  Smith Barney Large Cap Value Portfolio
    Separate Account Charges 1.17% .....................     21,048,071      17,912     2.118          44,574,825            37,933
    Separate Account Charges 1.45% .....................      4,718,730          --     2.056           9,702,614                --
  Smith Barney Large Capitalization Growth Portfolio
    Separate Account Charges 1.17% .....................     10,804,825       9,994     1.368          14,779,197            13,670
    Separate Account Charges 1.45% .....................      2,036,809          --     1.343           2,734,573                --
  Smith Barney Money Market Portfolio
    Separate Account Charges 1.17% .....................     12,948,924          --     1.308          16,931,856                --
    Separate Account Charges 1.45% .....................      2,215,643       5,101     1.270           2,812,884             6,476

                                                                                     DECEMBER 31, 2004
                                                           ------------------------------------------------------------------------

                                                           ACCUMULATION     ANNUITY     UNIT         ACCUMULATION          ANNUITY
                                                               UNITS         UNITS     VALUE          NET ASSETS         NET ASSETS
                                                           ------------     -------   -------        ------------        ----------
Travelers Series Fund Inc. (continued)
  Strategic Equity Portfolio
    Separate Account Charges 1.17% .....................     39,354,780      16,771   $ 2.461        $ 96,859,119         $  41,277
    Separate Account Charges 1.45% .....................      6,967,705          --     2.390          16,650,151                --
  Travelers Managed Income Portfolio
    Separate Account Charges 1.17% .....................      7,066,638          --     1.616          11,420,691                --
    Separate Account Charges 1.45% .....................      1,524,563          --     1.569           2,392,442                --
  Van Kampen Enterprise Portfolio
    Separate Account Charges 1.17% .....................     15,557,864       4,690     1.891          29,426,480             8,871
    Separate Account Charges 1.45% .....................      3,136,961          --     1.836           5,760,822                --

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities Portfolio
    Separate Account Charges 1.17% .....................      1,354,383          --     1.115           1,510,527                --
    Separate Account Charges 1.45% .....................        290,200          --     1.104             320,340                --
                                                                                                     ------------         ---------

Net Contract Owners' Equity ............................                                             $636,959,593         $ 498,689
                                                                                                     ============         =========

6. STATEMENT OF INVESTMENTS                                                          FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                            ------------------------------------------------------

INVESTMENTS                                                                    NO. OF        MARKET       COST OF       PROCEEDS
                                                                               SHARES        VALUE       PURCHASES     FROM SALES
                                                                            ------------  ------------  ------------  ------------
AIM VARIABLE INSURANCE FUNDS, INC. (0.0%)
  AIM V.I. Premier Equity Fund - Series I
    Total (Cost $45,097)                                                           1,843  $     39,252  $      1,269  $     29,771
                                                                            ------------  ------------  ------------  ------------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (0.1%)
  AllianceBernstein Premier Growth Portfolio - Class B
    Total (Cost $382,849)                                                         17,695       408,922        31,076       135,867
                                                                            ------------  ------------  ------------  ------------

AMERICAN FUNDS INSURANCE SERIES (4.4%)
  Global Growth Fund - Class 2 Shares (Cost $3,999,636)                          287,201     4,948,471     2,001,015       686,287
  Growth Fund - Class 2 Shares (Cost $7,842,985)                                 189,503     9,683,581     2,377,591     2,287,528
  Growth-Income Fund - Class 2 Shares (Cost $11,204,098)                         363,702    13,326,049     3,577,804     3,081,179
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $23,046,719)                                                     840,406    27,958,101     7,956,410     6,054,994
                                                                            ------------  ------------  ------------  ------------

DREYFUS VARIABLE INVESTMENT FUND (0.6%)
  Dreyfus VIF -  Developing Leaders Portfolio - Initial Shares
    Total (Cost $3,903,029)                                                       96,483     4,008,855       561,553     1,426,573
                                                                            ------------  ------------  ------------  ------------

GREENWICH STREET SERIES FUND (12.7%)
  Equity Index Portfolio - Class II Shares (Cost $1,793,076)                      64,418     1,901,629       180,997       810,472
  Fundamental Value Portfolio (Cost $60,608,377)                               3,751,673    79,160,294     2,954,184    20,572,822
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $62,401,453)                                                   3,816,091    81,061,923     3,135,181    21,383,294
                                                                            ------------  ------------  ------------  ------------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (1.0%)
  Investors Fund - Class I (Cost $4,730,455)                                     381,728     5,271,660     1,098,192     1,456,519
  Total Return Fund - Class I (Cost $1,089,350)                                  106,609     1,201,482       117,137       339,882
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $5,819,805)                                                      488,337     6,473,142     1,215,329     1,796,401
                                                                            ------------  ------------  ------------  ------------

SMITH BARNEY ALLOCATION SERIES INC. (1.2%)
  Select Balanced Portfolio (Cost $4,124,424)                                    366,862     4,358,321       292,068       747,344
  Select Growth Portfolio (Cost $2,721,263)                                      254,427     2,646,038        72,330       688,932
  Select High Growth Portfolio (Cost $786,100)                                    67,259       833,343        18,206       185,528
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $7,631,787)                                                      688,548     7,837,702       382,604     1,621,804
                                                                            ------------  ------------  ------------  ------------

SMITH BARNEY INVESTMENT SERIES (0.3%)
  Smith Barney Dividend Strategy Portfolio (Cost $289,447)                        34,127       303,051       292,951       493,524
  Smith Barney Premier Selections All Cap Growth Portfolio
    (Cost $1,463,058)                                                            137,086     1,662,858       330,042       294,920
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $1,752,505)                                                      171,213     1,965,909       622,993       788,444
                                                                            ------------  ------------  ------------  ------------

THE TRAVELERS SERIES TRUST (3.8%)
  Convertible Securities Portfolio (Cost $1,873,928)                             162,914     2,011,983       453,444       563,048
  Disciplined Mid Cap Stock Portfolio (Cost $6,136,639)                          383,843     7,584,732     1,232,582     1,275,344
  Merrill Lynch Large Cap Core Portfolio (Cost $1,430,604)                       131,556     1,190,579        38,607       500,480
  MFS Emerging Growth Portfolio (Cost $18,088,651)                             1,256,174    13,240,072       406,337     4,018,518
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $27,529,822)                                                   1,934,487    24,027,366     2,130,970     6,357,390
                                                                            ------------  ------------  ------------  ------------

TRAVELERS SERIES FUND INC. (75.6%)
  AIM Capital Appreciation Portfolio (Cost $45,058,765)                        3,964,185    42,416,783       201,633    11,300,130
  MFS Total Return Portfolio (Cost $73,525,497)                                5,270,837    90,342,154     5,149,306    23,142,941
  Pioneer Strategic Income Portfolio (Cost $36,646,432)                        3,515,019    32,970,877     2,306,796     8,491,334
  Salomon Brothers Strategic Total Return Bond Portfolio
    (Cost $8,176,558)                                                            756,108     8,090,360       984,694     3,585,040
  Smith Barney High Income Portfolio (Cost $26,129,041)                        2,757,098    20,816,091     1,915,118     6,813,714
  Smith Barney International All Cap Growth Portfolio (Cost $32,303,891)       2,548,675    33,056,320       408,132     8,183,071
  Smith Barney Large Cap Value Portfolio (Cost $46,693,781)                    3,010,830    54,315,372     1,264,567    12,479,014

6. STATEMENT OF INVESTMENTS (CONTINUED)                                               FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                            ------------------------------------------------------

INVESTMENTS                                                                    NO. OF        MARKET       COST OF       PROCEEDS
                                                                               SHARES        VALUE       PURCHASES     FROM SALES
                                                                            ------------  ------------  ------------  ------------
Travelers Series Fund Inc. (continued)
  Smith Barney Large Capitalization Growth Portfolio (Cost $15,786,382)        1,219,724  $ 17,527,440  $  1,269,422  $  5,051,638
  Smith Barney Money Market Portfolio (Cost $19,735,363)                      19,735,363    19,735,363     7,460,982    17,133,375
  Strategic Equity Portfolio (Cost $116,039,159)                               6,473,805   113,550,547     1,597,586    26,902,497
  Travelers Managed Income Portfolio (Cost $14,297,877)                        1,223,484    13,813,133     1,295,736     5,814,757
  Van Kampen Enterprise Portfolio (Cost $48,524,730)                           2,977,680    35,196,173       431,178    10,067,472
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $482,917,476)                                                 53,452,808   481,830,613    24,285,150   138,964,983
                                                                            ------------  ------------  ------------  ------------

VARIABLE ANNUITY PORTFOLIOS (0.3%)
  Smith Barney Small Cap Growth Opportunities Portfolio
    Total (Cost $1,570,645)                                                      160,602     1,830,867       981,520       921,862
                                                                            ------------  ------------  ------------  ------------

TOTAL INVESTMENTS (100%)
  (COST $617,001,187)                                                                     $637,442,652  $ 41,304,055  $179,481,383
                                                                                          ============  ============  ============

7. FINANCIAL HIGHLIGHTS

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Premier Equity Fund -          2004         50   0.782 - 0.790        39         0.38     1.17 - 1.45        4.27 - 4.64
    Series I                              2003         88   0.750 - 0.755        66         0.20     1.17 - 1.45      23.36 - 23.57
                                          2002        450           0.611       275         0.25            1.17            (31.04)
                                          2001        731   0.885 - 0.886       648         0.10     1.17 - 1.45  (11.50) - (11.40)
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Premier Growth
    Portfolio - Class B                   2004        536   0.757 - 0.764       409           --     1.17 - 1.45        6.77 - 7.00
                                          2003        677   0.709 - 0.714       482           --     1.17 - 1.45      21.61 - 22.05
                                          2002        645   0.583 - 0.585       377           --     1.17 - 1.45  (31.81) - (31.74)
                                          2001        519   0.855 - 0.857       443           --     1.17 - 1.45  (14.50) - (13.35)
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares     2004      4,471   1.097 - 1.108     4,948         0.45     1.17 - 1.45      11.94 - 12.15
                                          2003      3,152   0.980 - 0.988     3,111         0.41     1.17 - 1.45      33.33 - 33.69
                                          2002      2,417   0.735 - 0.739     1,785         0.94     1.17 - 1.45  (15.90) - (15.64)
                                          2001        845   0.874 - 0.876       740         0.32     1.17 - 1.45  (12.60) - (11.87)

  Growth Fund - Class 2 Shares            2004     10,135   0.947 - 0.957     9,684         0.18     1.17 - 1.45      10.89 - 11.28
                                          2003      9,932   0.854 - 0.860     8,536         0.13     1.17 - 1.45      34.91 - 35.22
                                          2002      6,698   0.633 - 0.636     4,258         0.05     1.17 - 1.45  (25.53) - (25.35)
                                          2001      2,025   0.850 - 0.852     1,725         0.37     1.17 - 1.45  (15.39) - (15.00)

  Growth-Income Fund - Class 2 Shares     2004     11,978   1.103 - 1.115    13,326         0.89     1.17 - 1.45        8.78 - 9.10
                                          2003     11,455   1.014 - 1.022    11,691         1.20     1.17 - 1.45      30.50 - 30.86
                                          2002      7,907   0.777 - 0.781     6,167         1.28     1.17 - 1.45  (19.48) - (19.23)
                                          2001      3,107   0.965 - 0.967     3,004         1.69     1.17 - 1.45    (3.50) - (2.72)
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF - Developing Leaders        2004      3,259   1.212 - 1.235     4,009         0.19     1.17 - 1.45       9.78 - 10.07
    Portfolio - Initial Shares            2003      3,970   1.104 - 1.122     4,439         0.03     1.17 - 1.45      29.73 - 30.16
                                          2002      4,165   0.851 - 0.862     3,584         0.04     1.17 - 1.45  (20.24) - (20.04)
                                          2001      3,567   1.067 - 1.078     3,843         0.42     1.17 - 1.45    (7.46) - (7.23)
GREENWICH STREET SERIES FUND
  Equity Index Portfolio - Class II       2004      2,138   0.878 - 0.892     1,902         1.30     1.17 - 1.45        8.66 - 9.05
    Shares                                2003      2,878   0.808 - 0.818     2,350         0.98     1.17 - 1.45      25.86 - 26.23
                                          2002      3,428   0.642 - 0.648     2,218         1.76     1.17 - 1.45  (23.48) - (23.31)
                                          2001      3,252   0.839 - 0.845     2,747         0.62     1.17 - 1.45  (13.59) - (13.42)

  Fundamental Value Portfolio             2004     27,912   2.767 - 2.847    79,160         0.61     1.17 - 1.45        6.63 - 6.95
                                          2003     34,904   2.595 - 2.662    92,569         0.57     1.17 - 1.45      36.65 - 37.08
                                          2002     42,381   1.899 - 1.942    82,072         0.96     1.17 - 1.45  (22.43) - (22.23)
                                          2001     53,345   2.448 - 2.497   132,873         0.68     1.17 - 1.45    (6.64) - (6.37)
SALOMON BROTHERS VARIABLE SERIES
FUNDS INC.
  Investors Fund - Class I                2004      4,034   1.286 - 1.310     5,272         1.49     1.17 - 1.45        8.80 - 9.08
                                          2003      4,326   1.182 - 1.201     5,181         1.40     1.17 - 1.45      30.46 - 30.83
                                          2002      4,599   0.906 - 0.918     4,215         1.05     1.17 - 1.45  (24.18) - (23.94)
                                          2001      5,364   1.195 - 1.207     6,467         1.03     1.17 - 1.45    (5.53) - (5.33)

  Total Return Fund - Class I             2004      1,025   1.156 - 1.178     1,201         1.72     1.17 - 1.45        7.24 - 7.48
                                          2003      1,246   1.078 - 1.096     1,361         1.51     1.17 - 1.45      14.19 - 14.64
                                          2002      1,475   0.944 - 0.956     1,408         1.57     1.17 - 1.45    (8.17) - (7.99)
                                          2001      1,456   1.028 - 1.039     1,510         2.35     1.17 - 1.45    (2.28) - (1.98)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
SMITH BARNEY ALLOCATION SERIES INC.
  Select Balanced Portfolio               2004      2,951   1.453 - 1.485     4,358         2.30     1.17 - 1.45        6.06 - 6.38
                                          2003      3,303   1.370 - 1.396     4,591         2.36     1.17 - 1.45      18.61 - 18.91
                                          2002      3,962   1.155 - 1.174     4,636         6.56     1.17 - 1.45    (7.82) - (7.56)
                                          2001      4,636   1.253 - 1.270     5,874         3.71     1.17 - 1.45    (2.87) - (2.53)

  Select Growth Portfolio                 2004      2,006   1.302 - 1.331     2,646         1.45     1.17 - 1.45        7.07 - 7.43
                                          2003      2,502   1.216 - 1.239     3,079         1.60     1.17 - 1.45      28.00 - 28.39
                                          2002      3,159   0.950 - 0.965     3,035         9.75     1.17 - 1.45  (19.22) - (19.04)
                                          2001      4,310   1.176 - 1.192     5,112           --     1.17 - 1.45  (11.11) - (10.91)

  Select High Growth Portfolio            2004        606   1.354 - 1.384       833         0.36     1.17 - 1.45        9.02 - 9.32
                                          2003        737   1.242 - 1.266       927         0.62     1.17 - 1.45      34.85 - 35.26
                                          2002        796   0.921 - 0.936       742         1.16     1.17 - 1.45  (24.82) - (24.64)
                                          2001        844   1.225 - 1.242     1,044         5.12     1.17 - 1.45  (13.37) - (13.09)
SMITH BARNEY INVESTMENT SERIES
  Smith Barney Dividend Strategy          2004        372   0.808 - 0.816       303         0.83     1.17 - 1.45        1.89 - 2.13
    Portfolio                             2003        616   0.793 - 0.799       492         0.56     1.17 - 1.45      21.63 - 21.98
                                          2002        382   0.652 - 0.655       250         0.53     1.17 - 1.45  (26.99) - (26.82)
                                          2001        441           0.895       395           --            1.17             (6.18)
  Smith Barney Premier Selections All
    Cap Growth Portfolio                  2004      1,903   0.866 - 0.875     1,663           --     1.17 - 1.45        1.41 - 1.74
                                          2003      1,840   0.854 - 0.860     1,582           --     1.17 - 1.45      32.40 - 32.72
                                          2002      1,107   0.645 - 0.648       716         0.06     1.17 - 1.45  (27.85) - (27.68)
                                          2001        324   0.894 - 0.896       291           --     1.17 - 1.45   (10.60) - (8.01)
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio        2004      1,308   1.515 - 1.543     2,012         2.14     1.17 - 1.45        4.77 - 5.04
                                          2003      1,393   1.446 - 1.469     2,041         2.65     1.17 - 1.45      24.44 - 24.81
                                          2002      2,285   1.162 - 1.177     2,685         7.03     1.17 - 1.45    (8.29) - (8.05)
                                          2001      2,521   1.267 - 1.280     3,224         2.05     1.17 - 1.45    (2.31) - (1.99)

  Disciplined Mid Cap Stock Portfolio     2004      4,524   1.651 - 1.682     7,585         0.28     1.17 - 1.45      14.81 - 15.13
                                          2003      4,639   1.438 - 1.461     6,759         0.29     1.17 - 1.45      31.81 - 32.22
                                          2002      5,487   1.091 - 1.105     6,050         0.56     1.17 - 1.45  (15.56) - (15.33)
                                          2001      5,090   1.292 - 1.305     6,631         0.29     1.17 - 1.45    (5.42) - (5.16)

  Merrill Lynch Large Cap Core            2004      1,299   0.903 - 0.920     1,191         0.51     1.17 - 1.45      14.30 - 14.57
    Portfolio                             2003      1,831   0.790 - 0.803     1,467         0.63     1.17 - 1.45      19.34 - 19.67
                                          2002      2,408   0.662 - 0.671     1,611         0.50     1.17 - 1.45  (26.20) - (25.94)
                                          2001      3,757   0.897 - 0.906     3,400         0.04     1.17 - 1.45  (23.59) - (23.42)

  MFS Emerging Growth Portfolio           2004     10,336   1.256 - 1.285    13,240           --     1.17 - 1.45      11.05 - 11.35
                                          2003     13,264   1.131 - 1.154    15,252           --     1.17 - 1.45      27.36 - 27.65
                                          2002     17,201   0.888 - 0.904    15,504           --     1.17 - 1.45  (35.23) - (35.01)
                                          2001     24,570   1.371 - 1.391    34,088           --     1.17 - 1.45  (37.11) - (36.92)
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio      2004     31,924   1.299 - 1.333    42,417         0.13     1.17 - 1.45        4.93 - 5.21
                                          2003     40,352   1.238 - 1.267    50,954           --     1.17 - 1.45      27.50 - 27.85
                                          2002     50,110   0.971 - 0.991    49,533           --     1.17 - 1.45  (24.96) - (24.75)
                                          2001     67,985   1.294 - 1.317    89,341           --     1.17 - 1.45  (24.90) - (24.66)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
TRAVELERS SERIES FUND INC. (CONTINUED)
  MFS Total Return Portfolio              2004     36,355   2.426 - 2.498    90,342         2.46     1.17 - 1.45       9.87 - 10.14
                                          2003     45,619   2.208 - 2.268   102,963         2.13     1.17 - 1.45      14.88 - 15.19
                                          2002     54,167   1.922 - 1.969   106,212         5.52     1.17 - 1.45    (6.65) - (6.37)
                                          2001     64,809   2.059 - 2.103   135,791         2.77     1.17 - 1.45    (1.44) - (1.13)

  Pioneer Strategic Income Portfolio      2004     18,194   1.769 - 1.822    32,971         6.26     1.17 - 1.45        9.33 - 9.69
                                          2003     22,884   1.618 - 1.661    37,816         8.10     1.17 - 1.45      17.84 - 18.14
                                          2002     29,246   1.373 - 1.406    40,940        21.84     1.17 - 1.45        4.33 - 4.61
                                          2001     35,762   1.316 - 1.344    47,854         7.75     1.17 - 1.45        2.73 - 3.07
  Salomon Brothers Strategic Total
    Return Bond Portfolio                 2004      4,450   1.774 - 1.827     8,090         5.10     1.17 - 1.45        4.72 - 5.06
                                          2003      6,151   1.694 - 1.739    10,648         5.67     1.17 - 1.45      11.74 - 11.98
                                          2002      6,899   1.516 - 1.553    10,661        10.56     1.17 - 1.45        6.76 - 7.10
                                          2001      6,348   1.420 - 1.450     9,170         6.41     1.17 - 1.45        4.95 - 5.22

  Smith Barney High Income Portfolio      2004     12,499   1.626 - 1.675    20,816         7.40     1.17 - 1.45        8.84 - 9.19
                                          2003     16,500   1.494 - 1.534    25,191         6.55     1.17 - 1.45      25.65 - 26.05
                                          2002     20,921   1.189 - 1.217    25,359        21.92     1.17 - 1.45    (4.57) - (4.40)
                                          2001     26,946   1.246 - 1.273    34,176        11.72     1.17 - 1.45    (5.18) - (4.86)
  Smith Barney International All Cap
    Growth Portfolio                      2004     27,789   1.161 - 1.195    33,056         0.86     1.17 - 1.45      16.22 - 16.47
                                          2003     34,953   0.999 - 1.026    35,712         0.99     1.17 - 1.45      25.66 - 26.04
                                          2002     43,044   0.795 - 0.814    34,930         0.87     1.17 - 1.45  (26.80) - (26.60)
                                          2001     58,365   1.086 - 1.109    64,518           --     1.17 - 1.45  (32.17) - (31.96)

  Smith Barney Large Cap Value            2004     25,785   2.056 - 2.118    54,315         1.78     1.17 - 1.45        9.01 - 9.34
    Portfolio                             2003     31,578   1.886 - 1.937    60,873         1.58     1.17 - 1.45      25.82 - 26.11
                                          2002     40,012   1.499 - 1.536    61,208         3.45     1.17 - 1.45  (26.52) - (26.26)
                                          2001     53,841   2.040 - 2.083   111,810         1.36     1.17 - 1.45    (9.49) - (9.28)
  Smith Barney Large Capitalization
    Growth Portfolio                      2004     12,852   1.343 - 1.368    17,527         0.33     1.17 - 1.45    (1.03) - (0.80)
                                          2003     15,564   1.357 - 1.379    21,409         0.02     1.17 - 1.45      45.44 - 45.93
                                          2002     17,244   0.933 - 0.945    16,273         0.27     1.17 - 1.45  (25.89) - (25.71)
                                          2001     26,923   1.259 - 1.272    34,192           --     1.17 - 1.45  (13.77) - (13.53)

  Smith Barney Money Market Portfolio     2004     15,170   1.270 - 1.308    19,751         0.84     1.17 - 1.45    (0.55) - (0.23)
                                          2003     22,518   1.277 - 1.311    29,409         0.68     1.17 - 1.45    (0.78) - (0.53)
                                          2002     40,356   1.287 - 1.318    53,015         1.26     1.17 - 1.45      (0.16) - 0.08
                                          2001     46,276   1.289 - 1.317    60,780         3.53     1.17 - 1.45        2.14 - 2.49

  Strategic Equity Portfolio              2004     46,339   2.390 - 2.461   113,551         1.32     1.17 - 1.45        8.64 - 8.94
                                          2003     57,533   2.200 - 2.259   129,466           --     1.17 - 1.45      30.64 - 31.03
                                          2002     71,312   1.684 - 1.724   122,549         0.52     1.17 - 1.45  (34.53) - (34.37)
                                          2001     99,628   2.572 - 2.627   260,871         0.20     1.17 - 1.45  (14.61) - (14.37)

  Travelers Managed Income Portfolio      2004      8,591   1.569 - 1.616    13,813         4.01     1.17 - 1.45        1.36 - 1.64
                                          2003     11,729   1.548 - 1.590    18,536         3.50     1.17 - 1.45        6.91 - 7.22
                                          2002     15,178   1.448 - 1.483    22,398        10.68     1.17 - 1.45        0.70 - 0.95
                                          2001     17,435   1.438 - 1.469    25,499         3.97     1.17 - 1.45        5.19 - 5.53

  Van Kampen Enterprise Portfolio         2004     18,700   1.836 - 1.891    35,196         0.50     1.17 - 1.45        2.34 - 2.66
                                          2003     23,918   1.794 - 1.842    43,863         0.14     1.17 - 1.45      23.81 - 24.12
                                          2002     29,256   1.449 - 1.484    43,240         0.67     1.17 - 1.45  (30.37) - (30.16)
                                          2001     39,646   2.081 - 2.125    83,949           --     1.17 - 1.45  (22.41) - (22.19)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
VARIABLE ANNUITY PORTFOLIOS
  Smith Barney Small Cap Growth
    Opportunities Portfolio               2004      1,645   1.104 - 1.115     1,831         0.09     1.17 - 1.45      13.93 - 14.24
                                          2003      1,604   0.969 - 0.976     1,564           --     1.17 - 1.45      40.03 - 40.23
                                          2002        601   0.692 - 0.696       418           --     1.17 - 1.45  (26.77) - (26.50)
                                          2001        497   0.945 - 0.947       470           --     1.17 - 1.45    (5.50) - (5.49)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                             ALLIANCEBERNSTEIN
                                               AIM V.I. PREMIER               PREMIER GROWTH               GLOBAL GROWTH FUND -
                                            EQUITY FUND - SERIES I          PORTFOLIO - CLASS B              CLASS 2 SHARES
                                          ---------------------------   ----------------------------    ---------------------------
                                               2004           2003           2004            2003            2004           2003
                                               ----           ----           ----            ----            ----           ----
Accumulation and annuity units
  beginning of year .....................       87,951        450,377        676,955         644,844       3,151,532      2,417,466
Accumulation units purchased and
  transferred from other funding options         1,414         23,970         43,780         136,285       2,058,781      1,404,943
Accumulation units redeemed and
  transferred to other funding options ..      (39,642)      (386,396)      (184,885)       (104,174)       (739,589)      (670,877)
Annuity units                                       --             --             --              --              --             --
                                          ------------   ------------   ------------    ------------    ------------   ------------
Accumulation and annuity units
  end of year ...........................       49,723         87,951        535,850         676,955       4,470,724      3,151,532
                                          ============   ============   ============    ============    ============   ============

                                                                                                         DREYFUS VIF - DEVELOPING
                                                 GROWTH FUND -                 GROWTH-INCOME               LEADERS PORTFOLIO -
                                                CLASS 2 SHARES             FUND - CLASS 2 SHARES             INITIAL SHARES
                                          ---------------------------   ----------------------------    ---------------------------
                                               2004           2003           2004            2003            2004           2003
                                               ----           ----           ----            ----            ----           ----
Accumulation and annuity units
  beginning of year .....................    9,932,036      6,697,535     11,454,793       7,906,682       3,969,828      4,165,325
Accumulation units purchased and
  transferred from other funding options     3,112,862      5,273,493      3,993,257       5,138,244         545,771        900,081
Accumulation units redeemed and
  transferred to other funding options ..   (2,909,467)    (2,038,992)    (3,469,843)     (1,590,133)     (1,257,027)    (1,095,578)
Annuity units                                       --             --             --              --              --             --
                                          ------------   ------------   ------------    ------------    ------------   ------------
Accumulation and annuity units
  end of year ...........................   10,135,431      9,932,036     11,978,207      11,454,793       3,258,572      3,969,828
                                          ============   ============   ============    ============    ============   ============

                                           EQUITY INDEX PORTFOLIO -             FUNDAMENTAL                  INVESTORS FUND -
                                               CLASS II SHARES                VALUE PORTFOLIO                    CLASS I
                                          ---------------------------   ----------------------------    ---------------------------
                                               2004           2003           2004            2003            2004           2003
                                               ----           ----           ----            ----            ----           ----
Accumulation and annuity units
  beginning of year .....................    2,877,880      3,427,958     34,904,094      42,380,615       4,325,675      4,598,701
Accumulation units purchased and
  transferred from other funding options       214,319        796,787        718,024         995,156         805,791      1,018,071
Accumulation units redeemed and
  transferred to other funding options ..     (953,704)    (1,346,865)    (7,709,750)     (8,471,042)     (1,097,190)    (1,291,097)
Annuity units                                       --             --             --            (635)             --             --
                                          ------------   ------------   ------------    ------------    ------------   ------------
Accumulation and annuity units
  end of year ...........................    2,138,495      2,877,880     27,912,368      34,904,094       4,034,276      4,325,675
                                          ============   ============   ============    ============    ============   ============

                                                 TOTAL RETURN
                                                FUND - CLASS I           SELECT BALANCED PORTFOLIO       SELECT GROWTH PORTFOLIO
                                          ---------------------------   ----------------------------    ---------------------------
                                               2004           2003           2004            2003            2004           2003
                                               ----           ----           ----            ----            ----           ----
Accumulation and annuity units
  beginning of year .....................    1,245,910      1,474,945      3,303,038       3,961,558       2,502,060      3,159,136
Accumulation units purchased and
  transferred from other funding options        41,270        317,260        131,753         573,262          25,453        169,563
Accumulation units redeemed and
  transferred to other funding options ..     (258,965)      (542,374)      (480,775)     (1,137,037)       (521,480)      (826,639)
Annuity units                                   (3,654)        (3,921)        (3,267)        (94,745)             --             --
                                          ------------   ------------   ------------    ------------    ------------   ------------
Accumulation and annuity units
  end of year ...........................    1,024,561      1,245,910      2,950,749       3,303,038       2,006,033      2,502,060
                                          ============   ============   ============    ============    ============   ============

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                                                                           SMITH BARNEY PREMIER
                                                  SELECT HIGH                   SMITH BARNEY               SELECTIONS ALL CAP
                                               GROWTH PORTFOLIO         DIVIDEND STRATEGY PORTFOLIO         GROWTH PORTFOLIO
                                          ---------------------------   ----------------------------    ---------------------------
                                               2004           2003           2004            2003            2004           2003
                                               ----           ----           ----            ----            ----           ----
Accumulation and annuity units
  beginning of year .....................      736,726        796,462        616,309         382,206       1,840,180      1,107,014
Accumulation units purchased and
  transferred from other funding options        11,412         39,250        392,342         810,393         421,650      1,339,604
Accumulation units redeemed and
  transferred to other funding options ..     (142,119)       (98,986)      (636,513)       (576,290)       (358,736)      (606,438)
Annuity units                                       --             --             --              --              --             --
                                          ------------   ------------   ------------    ------------    ------------   ------------
Accumulation and annuity units
  end of year ...........................      606,019        736,726        372,138         616,309       1,903,094      1,840,180
                                          ============   ============   ============    ============    ============   ============

                                                  CONVERTIBLE               DISCIPLINED MID CAP            MERRILL LYNCH LARGE
                                             SECURITIES PORTFOLIO             STOCK PORTFOLIO              CAP CORE PORTFOLIO
                                          ---------------------------   ----------------------------    ---------------------------
                                               2004           2003           2004            2003            2004           2003
                                               ----           ----           ----            ----            ----           ----
Accumulation and annuity units
  beginning of year .....................    1,392,783      2,284,901      4,639,003       5,486,846       1,830,862      2,407,605
Accumulation units purchased and
  transferred from other funding options       271,323        331,779        827,223         717,870          39,893         47,787
Accumulation units redeemed and
  transferred to other funding options ..     (356,187)    (1,223,897)      (942,024)     (1,565,713)       (572,014)      (624,530)
Annuity units                                       --             --             --              --              --             --
                                          ------------   ------------   ------------    ------------    ------------   ------------
Accumulation and annuity units
  end of year ...........................    1,307,919      1,392,783      4,524,202       4,639,003       1,298,741      1,830,862
                                          ============   ============   ============    ============    ============   ============

                                                 MFS EMERGING                   AIM CAPITAL                     MFS TOTAL
                                               GROWTH PORTFOLIO           APPRECIATION PORTFOLIO            RETURN PORTFOLIO
                                          ---------------------------   ----------------------------    ---------------------------
                                               2004           2003           2004            2003            2004           2003
                                               ----           ----           ----            ----            ----           ----
Accumulation and annuity units
  beginning of year .....................   13,264,419     17,201,027     40,351,778      50,110,075      45,618,507     54,167,002
Accumulation units purchased and
  transferred from other funding options       542,848        518,785        357,875         399,672         853,878      2,231,413
Accumulation units redeemed and
  transferred to other funding options ..   (3,465,333)    (4,449,585)    (8,785,802)    (10,157,207)    (10,114,813)   (10,777,258)
Annuity units                                   (5,665)        (5,808)            --            (762)         (2,506)        (2,650)
                                          ------------   ------------   ------------    ------------    ------------   ------------
Accumulation and annuity units
  end of year ...........................   10,336,269     13,264,419     31,923,851      40,351,778      36,355,066     45,618,507
                                          ============   ============   ============    ============    ============   ============

                                                                              SALOMON BROTHERS
                                               PIONEER STRATEGIC          STRATEGIC TOTAL RETURN            SMITH BARNEY HIGH
                                               INCOME PORTFOLIO               BOND PORTFOLIO                INCOME PORTFOLIO
                                          ---------------------------   ----------------------------    ---------------------------
                                               2004           2003           2004            2003            2004           2003
                                               ----           ----           ----            ----            ----           ----
Accumulation and annuity units
  beginning of year .....................   22,883,606     29,245,676      6,150,717       6,899,371      16,499,757     20,921,011
Accumulation units purchased and
  transferred from other funding options       129,540        511,433        323,018       1,465,345         243,758      1,583,549
Accumulation units redeemed and
  transferred to other funding options      (4,816,882)    (6,871,226)    (2,022,601)     (2,212,782)     (4,225,665)    (5,985,187)
Annuity units ...........................       (2,355)        (2,277)        (1,198)         (1,217)        (19,249)       (19,616)
                                          ------------   ------------   ------------    ------------    ------------   ------------
Accumulation and annuity units
  end of year ...........................   18,193,909     22,883,606      4,449,936       6,150,717      12,498,601     16,499,757
                                          ============   ============   ============    ============    ============   ============

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                                                                               SMITH BARNEY
                                          SMITH BARNEY INTERNATIONAL         SMITH BARNEY LARGE           LARGE CAPITALIZATION
                                           ALL CAP GROWTH PORTFOLIO         CAP VALUE PORTFOLIO             GROWTH PORTFOLIO
                                          ---------------------------   ----------------------------    ---------------------------
                                               2004           2003           2004            2003            2004           2003
                                               ----           ----           ----            ----            ----           ----
Accumulation and annuity units
  beginning of year .....................   34,953,490     43,043,934     31,578,194      40,011,886      15,563,505     17,244,249
Accumulation units purchased and
  transferred from other funding options       402,131      2,805,356        414,472       1,013,589       1,306,117      3,365,659
Accumulation units redeemed and
  transferred to other funding options ..   (7,564,862)   (10,894,605)    (6,200,490)     (9,439,628)     (4,016,022)    (5,044,381)
Annuity units                                   (1,788)        (1,195)        (7,463)         (7,653)         (1,972)        (2,022)
                                          ------------   ------------   ------------    ------------    ------------   ------------
Accumulation and annuity units
  end of year ...........................   27,788,971     34,953,490     25,784,713      31,578,194      12,851,628     15,563,505
                                          ============   ============   ============    ============    ============   ============

                                              SMITH BARNEY MONEY                                            TRAVELERS MANAGED
                                               MARKET PORTFOLIO          STRATEGIC EQUITY PORTFOLIO         INCOME PORTFOLIO
                                          ---------------------------   ----------------------------    ---------------------------
                                               2004           2003           2004            2003            2004           2003
                                               ----           ----           ----            ----            ----           ----
Accumulation and annuity units
  beginning of year .....................   22,517,718     40,355,521     57,533,217      71,312,249      11,729,135     15,177,662
Accumulation units purchased and
  transferred from other funding options     7,460,365     12,471,041        216,646         615,789         546,476      2,113,718
Accumulation units redeemed and
  transferred to other funding options ..  (14,807,777)   (30,308,282)   (11,406,633)    (14,390,227)     (3,684,410)    (5,562,245)
Annuity units                                     (638)          (562)        (3,974)         (4,594)             --             --
                                          ------------   ------------   ------------    ------------    ------------   ------------
Accumulation and annuity units
  end of year ...........................   15,169,668     22,517,718     46,339,256      57,533,217       8,591,201     11,729,135
                                          ============   ============   ============    ============    ============   ============

                                                                                SMITH BARNEY
                                                  VAN KAMPEN                 SMALL CAP GROWTH
                                             ENTERPRISE PORTFOLIO         OPPORTUNITIES PORTFOLIO                COMBINED
                                          ---------------------------   ----------------------------    ---------------------------
                                               2004           2003           2004            2003            2004           2003
                                               ----           ----           ----            ----            ----           ----
Accumulation and annuity units
  beginning of year .....................   23,918,378     29,256,453      1,603,955         600,795     433,653,991    529,297,087
Accumulation units purchased and
  transferred from other funding options       181,825        396,046      1,075,956       1,952,542      27,711,223     51,477,735
Accumulation units redeemed and
  transferred to other funding options ..   (5,399,763)    (5,732,617)    (1,035,328)       (949,382)   (110,176,291)  (146,971,670)
Annuity units                                     (925)        (1,504)            --              --         (54,654)      (149,161)
                                          ------------   ------------   ------------    ------------    ------------   ------------
Accumulation and annuity units
  end of year ...........................   18,699,515     23,918,378      1,644,583       1,603,955     351,134,269    433,653,991
                                          ============   ============   ============    ============    ============   ============

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Travelers Insurance Company and
Owners of Variable  Annuity  Contracts  of The  Travelers  Fund BD for  Variable
Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Fund BD for Variable Annuities as of December 31, 2004 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Travelers Fund BD for Variable Annuities as of December 31, 2004, the results of its operations for the year then ended, the changes in the net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Hartford, Connecticut
March 21, 2005

                              INDEPENDENT AUDITORS
                              --------------------
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund BD for Variable Annuities or shares of Fund BD's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund BD for Variable Annuities product(s) offered by The Travelers Insurance Company and the Prospectuses of the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.


VG-FNDBD (Annual) (12-04) Printed in U.S.A.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, variable interest entities in 2003, and for goodwill and intangible assets in 2002.

/s/KPMG LLP

Hartford, Connecticut
March 28, 2005

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                         2004          2003          2002
                                                        ----          ----          ----

REVENUES

Premiums                                                $2,226        $2,327        $1,924
Net investment income                                    3,348         3,058         2,936
Realized investment gains (losses)                          16            37          (322)
Fee income                                                 781           606           560
Other revenues                                             124           111           136
--------------------------------------------------- ------------- ------------- -------------
     Total Revenues                                      6,495         6,139         5,234
--------------------------------------------------- ------------- ------------- -------------

BENEFITS AND EXPENSES
Current and future insurance benefits                    1,971         2,102         1,711
Interest credited to contractholders                     1,305         1,248         1,220
Amortization of deferred acquisition costs                 649           501           393
General and administrative expenses                        487           459           407
--------------------------------------------------- ------------- ------------- -------------
     Total Benefits and Expenses                         4,412         4,310         3,731
--------------------------------------------------- ------------- ------------- -------------
Income from operations before federal income taxes       2,083         1,829         1,503
--------------------------------------------------- ------------- ------------- -------------

Federal income taxes
     Current                                               563           360           236
     Deferred                                               39           111           185
--------------------------------------------------- ------------- ------------- -------------
     Total Federal Income Taxes                            602           471           421
--------------------------------------------------- ------------- ------------- -------------
Net Income                                              $1,481        $1,358        $1,082
=================================================== ============= ============= =============


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)

AT DECEMBER 31,                                   2004          2003
--------------------------------------------- ------------- -------------

ASSETS
Fixed maturities, available for sale at
  fair value (including $2,468 and $2,170
  subject to securities lending agreements)
  (cost $45,314; $40,119)                         $47,715       $42,323
Equity securities, at fair value
  (cost $322; $323)                                   367           362
Mortgage loans                                      2,124         1,886
Policy loans                                        1,121         1,135
Short-term securities                               3,731         3,603
Trading securities, at fair value                   1,360         1,707
Other invested assets                               5,005         5,188
--------------------------------------------- ------------- -------------
     Total Investments                             61,423        56,204
--------------------------------------------- ------------- -------------

Cash                                                  246           149
Investment income accrued                             606           567
Premium balances receivable                           177           165
Reinsurance recoverables                            4,667         4,470
Deferred acquisition costs                          4,949         4,395
Separate and variable accounts                     31,327        26,972
Other assets                                        2,448         2,426
--------------------------------------------- ------------- -------------
     Total Assets                                $105,843       $95,348
--------------------------------------------- ------------- -------------

LIABILITIES
Contractholder funds                              $34,101       $30,252
Future policy benefits and claims                  16,808        15,964
Separate and variable accounts                     31,327        26,972
Deferred federal income taxes                       2,220         2,030
Trading securities sold not yet
  purchased, at fair value                            473           637
Other liabilities                                   6,609         6,136
--------------------------------------------- ------------- -------------
     Total Liabilities                             91,538        81,991
--------------------------------------------- ------------- -------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50;
  40 million shares authorized,
  issued and outstanding                              100           100
Additional paid-in capital                          5,449         5,446
Retained earnings                                   7,159         6,451
Accumulated other changes in
  equity from nonowner sources                      1,597         1,360
--------------------------------------------- ------------- -------------
     Total Shareholder's Equity                    14,305        13,357
--------------------------------------------- ------------- -------------

     Total Liabilities and
       Shareholder's Equity                      $105,843       $95,348
============================================= ============= =============


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                           FOR THE YEAR ENDED DECEMBER 31,
----------------------------------------- ---------- ----------- ----------
COMMON STOCK                                  2004        2003       2002
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                    $100        $100       $100
Changes in common stock                          -           -          -
----------------------------------------- ---------- ----------- ----------
Balance, end of year                          $100        $100       $100
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
ADDITIONAL PAID-IN CAPITAL
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $5,446      $5,443     $3,864
Stock option tax benefit (expense)               3           3        (17)
Capital contributed by parent                    -           -      1,596
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $5,449      $5,446     $5,443
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
RETAINED EARNINGS
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $6,451      $5,638     $5,142
Net income                                   1,481       1,358      1,082
Dividends to parent                           (773)       (545)      (586)
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $7,159      $6,451     $5,638
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $1,360        $454        $74
Unrealized gains, net of tax                   138         817        452
Foreign currency translation,
  net of tax                                     1           4          3
Derivative instrument hedging
  activity gains (losses),
  net of tax                                    98          85        (75)
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $1,597      $1,360       $454
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
----------------------------------------- ---------- ----------- ----------
Net income                                  $1,481      $1,358     $1,082
Other changes in equity
  from nonowner sources                        237         906        380
----------------------------------------- ---------- ----------- ----------
Total changes in equity
  from nonowner sources                     $1,718      $2,264     $1,462
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
TOTAL SHAREHOLDER'S EQUITY
----------------------------------------- ---------- ----------- ----------
Changes in total shareholder's equity         $948      $1,722     $2,455
Balance, beginning of year                  13,357      11,635      9,180
----------------------------------------- ---------- ----------- ----------
Balance, end of year                       $14,305     $13,357    $11,635
========================================= ========== =========== ==========


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                               2004         2003        2002
---------------------------------------------------------- ----------- ------------ ----------
CASH FLOWS FROM OPERATING ACTIVITIES

     Premiums collected                                       $2,218       $2,335     $1,917
     Net investment income received                            3,228        2,787      2,741
     Other revenues received                                     901          335        384
     Benefits and claims paid                                 (1,367)      (1,270)    (1,218)
     Interest paid to contractholders                         (1,294)      (1,226)    (1,220)
     Operating expenses paid                                  (1,646)      (1,375)    (1,310)
     Income taxes paid                                          (262)        (456)      (197)
     Trading account investments (purchases), sales, net         226         (232)        76
     Other                                                      (479)         (84)      (105)
---------------------------------------------------------- ----------- ------------ ----------
         Net Cash Provided by Operating Activities             1,525          814      1,068
---------------------------------------------------------- ----------- ------------ ----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                      6,833        7,446      4,459
         Mortgage loans                                          655          358        374
     Proceeds from sales of investments
         Fixed maturities                                      7,796       15,078     15,472
         Equity securities                                        78          124        212
         Mortgage loans                                           52            -          -
         Real estate held for sale                                55            5         26
     Purchases of investments
         Fixed maturities                                    (19,164)     (26,766)   (23,623)
         Equity securities                                      (157)        (144)      (134)
         Mortgage loans                                         (944)        (317)      (355)
     Policy loans, net                                            14           34         39
     Short-term securities (purchases) sales, net               (116)         814     (1,320)
     Other investments (purchases) sales, net                     50          108        (69)
     Securities transactions in course of settlement, net        699         (618)       529
---------------------------------------------------------- ----------- ------------ ----------
     Net Cash Used in Investing Activities                    (4,149)      (3,878)    (4,390)
---------------------------------------------------------- ----------- ------------ ----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                              9,619        8,326      8,505
     Contractholder fund withdrawals                          (6,125)      (4,754)    (4,729)
     Capital contribution by parent                                -            -        172
     Dividends to parent company                                (773)        (545)      (586)
---------------------------------------------------------- ----------- ------------ ----------
         Net Cash Provided by Financing Activities             2,721        3,027      3,362
---------------------------------------------------------- ----------- ------------ ----------
Net increase (decrease) in cash                                   97          (37)        40
Cash at December 31, previous year                               149          186        146
---------------------------------------------------------- ----------- ------------ ----------
Cash at December 31, current year                               $246         $149       $186
========================================================== =========== ============ ==========



                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

BASIS OF PRESENTATION

The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated. The Company consolidates entities deemed to be variable interest entities when the Company is determined to be the primary beneficiary under Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46).

On January 31, 2005, Citigroup announced its intention to sell its Life Insurance and Annuities business, which includes TIC, TLAC and certain other businesses, to MetLife, Inc. Primerica Life and its subsidiaries will remain part of Citigroup. See Note 17.

The financial statements and accompanying footnotes of the Company are prepared in conformity with U.S. generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2004 presentation.

ACCOUNTING CHANGES

ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

On January 1, 2004, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The main components of SOP 03-1 provide guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The following summarizes the more significant aspects of the Company's adoption of SOP 03-1:

SEPARATE ACCOUNT PRESENTATION. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entities' general account.

The Company's adoption of SOP 03-1 resulted in the consolidation on the Company's balance sheet of approximately $500 million of investments previously held in separate and variable account assets and approximately $500 million of contractholder funds previously held in separate and variable account liabilities.

VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with guaranteed minimum death benefit (GMDB) features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under universal life (UL) and variable universal life (VUL) products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

SALES INDUCEMENTS TO CONTRACT HOLDERS. SOP 03-1 provides, prospectively, that sales inducements provided to contract holders meeting certain criteria are capitalized and amortized over the expected life of the contract as a component of benefit expense. During 2004, the Company capitalized sales inducements of approximately $50.6 million in accordance with SOP 03-1. These inducements relate to bonuses on certain products offered by the Company. For 2004, amortization of these capitalized amounts was insignificant.

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

On January 1, 2004, the Company adopted Financial Accounting Standards Board
(FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities (revised December 2003)," (FIN 46-R), which includes substantial changes from the original FIN 46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance. FIN 46 and FIN 46-R change the method of determining

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

whether certain entities should be included in the Company's consolidated financial statements. The Company has evaluated the impact of applying FIN 46-R to existing VIEs in which it has variable interests. The effect of adopting FIN 46-R on the Company's consolidated balance sheet is immaterial. See Note 3.

An entity is subject to FIN 46 and FIN 46-R and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities, and noncontrolling interests of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities, and noncontrolling interests of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. TIC elected to implement the provisions of FIN 46 in the 2003 third quarter, resulting in the consolidation of VIEs increasing both total assets and total liabilities by approximately $407 million. The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have a significant impact on the Company's consolidated financial statements.

COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not affect the Company's consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

STOCK-BASED COMPENSATION

On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Similar to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), the alternative method of accounting, an offsetting increase to stockholders' equity under SFAS 123 is recorded equal to the amount of compensation expense charged. During the 2004 first quarter, the Company changed its option valuation from the Black-Scholes model to the Binomial Method. The impact of this change was immaterial.

Had the Company applied SFAS 123 prior to 2003 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:


 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 YEAR ENDED DECEMBER 31,                                                        2004             2003             2002
 ($ IN MILLIONS)

 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 Compensation expense related to stock option      As reported                   $2               $2                $-
 plans, net of tax                                 Pro forma                      5                7                 9
 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 Net income                                        As reported                $1,481          $1,358            $1,082
                                                   Pro forma                   1,478           1,353             1,073
 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------


BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted the FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

OTHER-THAN-TEMPORARY IMPAIRMENTS OF CERTAIN INVESTMENTS

On September 30, 2004, the FASB voted unanimously to delay the effective date of Emerging Issues Task Force (EITF) No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" (EITF 03-1). The delay applies to both debt and equity securities and specifically applies to impairments caused by interest rate and sector spreads. In addition, the provisions of EITF 03-1 that have been delayed relate to the requirements that a company declare its intent to hold the security to recovery and designate a recovery period in order to avoid recognizing an other-than-temporary impairment charge through earnings.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The FASB will be issuing implementation guidance related to this topic. Once issued, the Company will evaluate the impact of adopting EITF 03-1. The disclosures required by EITF 03-1 are included in Note 3 to the Consolidated Financial Statements.

STOCK-BASED COMPENSATION

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), "Share-Based Payment" (SFAS 123-R), which replaces the existing SFAS 123 and supersedes APB
25. SFAS 123-R requires companies to measure and record compensation expense for stock options and other share-based payment based on the instruments' fair value. SFAS 123-R is effective for interim and annual reporting periods beginning after June 15, 2005. The Company will adopt SFAS 123-R on July 1, 2005 by using a modified prospective approach. For unvested stock-based awards granted before January 1, 2003 (APB 25 awards), the Company will expense the fair value of the awards as at the grant date over the remaining vesting period. The impact of recognizing compensation expense for the unvested APB 25 awards will be immaterial in the third and fourth quarters of 2005. In addition, the amount of additional compensation expense that will be disclosed as the impact in the first and second quarters of 2005, as if the standard had been adopted as of January 1, 2005, but will not be recognized in earnings, will be immaterial. The Company continues to evaluate other aspects of adopting SFAS 123-R.

ACCOUNTING POLICIES

INVESTMENTS

Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see
Note 3), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investments effective yield is based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual and projected future cash flows.

Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. Cash received on impaired loans is reported as income. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Cash includes certificates of deposits and other time deposits with original maturities of less than 90 days.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include limited partnership and limited liability company interests in investment funds and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is real estate held for sale, which is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an impairment for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell.

Also included in other invested assets is an investment in Citigroup Preferred Stock, which is recorded at cost. See Notes 13 and 17.

Accrual of investment income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, interest rate caps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with investment strategies designed to enhance portfolio returns. (See Note 11 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other assets, derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This documentation includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed.

A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The Company primarily hedges available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will be reported in accumulated other changes in equity from nonowner sources in shareholder's equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the change in fair value is immediately included in realized investment gains and losses.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder's equity. The ineffective portion is reflected in realized investment gains and losses.

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of effectiveness. If a hedge relationship is found to be ineffective, it no longer qualifies for hedge accounting and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the derivative remains in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivative contracts are carried at fair value, with changes in value reflected in realized investment gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

The Company bifurcates an embedded derivative from the host contract where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

The Company may enter into derivative contracts to hedge the exposures represented by these embedded derivatives. These are economic hedges, however they do not qualify for hedge accounting. These derivatives are carried at fair value, with the changes in value reflected in realized gains and losses.

INVESTMENT GAINS AND LOSSES

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Realized gains and losses also result from fair value changes in derivative contracts that do not qualify, or are not designated, as hedging instruments, and the application of fair value hedges under SFAS 133. Impairments are recognized as realized losses when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary losses exist. Also included in pre-tax revenues are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

DEFERRED ACQUISITION COSTS

Deferred acquisition costs (DAC) represent costs that are deferred and amortized over the estimated life of the related insurance policies. DAC principally includes commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of deferred acquisition costs varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

DAC for deferred annuities, both fixed and variable, and payout annuities is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8, generally over 10-15

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

years. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.

DAC for universal life and COLI is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97, generally over 16-25 years. Actual profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income.

DAC relating to traditional life, including term insurance, and health insurance is amortized in relation to anticipated premiums per SFAS 60, generally over 5-20 years. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy.

All DAC is reviewed at least annually to determine if it is recoverable from future income, including investment income, and if not recoverable, is charged to expenses. All other acquisition expenses are charged to operations as incurred. See Note 5.

VALUE OF INSURANCE IN FORCE

The value of insurance in force is an asset that represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance is amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 5.

SEPARATE AND VARIABLE ACCOUNTS

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with GMDB features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

GOODWILL AND INTANGIBLE ASSETS

Goodwill and intangible assets are included in other assets. The carrying amount of goodwill and other intangible assets is reviewed at least annually for indication of impairment in value that in the view of management would be other-than-temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

Upon adoption of SFAS 141 and SFAS 142, as of January 1, 2002, the Company stopped amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets are subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

CONTRACTHOLDER FUNDS

Contractholder funds represent receipts from the issuance of universal life, COLI, pension investment, guaranteed investment contracts (GICs), and certain deferred annuity contracts. For universal life and COLI contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued, where one or more of these elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholder. Interest rates credited to contractholder funds related to universal life and COLI range from 3.5% to 5.4%, with a weighted average interest rate of 4.7%.

Pension investment, GICs and certain annuity contracts do not contain significant insurance risks and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to those investment-type contracts range from less than 1.0% to 8.0% with a weighted average interest rate of 4.2%.

RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under UL and VUL products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FUTURE POLICY BENEFITS

Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life products and are prepared in accordance with industry standards and U.S. GAAP. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 1.7% to 8.7% with a weighted average of 6.5% for these products. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 2.5% to 7.0%, with a weighted average of 5.3%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

GUARANTY FUND AND OTHER INSURANCE RELATED ASSESSMENTS

Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2004 and 2003, the Company had a liability of $22.6 million and $22.5 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.8 million and $4.6 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

PREMIUMS

Premium income is reported for individual payout annuities, group close-out annuities, whole life and term insurance. The annuities premiums are recognized as revenue when collected. The life premiums are recognized as revenue when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FEE INCOME

Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

OTHER REVENUES

Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received. Also included are revenues from unconsolidated non-insurance subsidiaries. Amortization of deferred income related to reinsured blocks of business are recognized in relation to anticipated premiums and are reported in other revenues.

CURRENT AND FUTURE INSURANCE BENEFITS

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

INTEREST CREDITED TO CONTRACTHOLDERS

Interest credited to contractholders represents amounts earned by universal life, COLI, pension investment, GICs and certain deferred annuity contracts in accordance with contract provisions.

FEDERAL INCOME TAXES

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2.   OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc. These business segments are Travelers Life & Annuity (TLA) and Primerica Life Insurance (Primerica).

TRAVELERS LIFE & ANNUITY (TLA) core offerings include individual annuity, individual life, COLI and group annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. Among the range of individual products offered are deferred fixed and variable annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including GICs, payout annuities, group annuities sold to employer-sponsored retirement and savings plans, structured settlements and funding agreements.

The PRIMERICA business segment consolidates the businesses of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica business segment offers individual life products,

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

primarily term insurance, to customers through a sales force of approximately 106,000 representatives. A great majority of the domestic licensed sales force works on a part-time basis.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1). The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

       ($ IN MILLIONS)

       REVENUES BY SEGMENT           2004            2003           2002
       -------------------           ----            ----           ----
       TLA                         $4,725          $4,479         $3,653
       Primerica                    1,770           1,660          1,581
                                 --------         -------        -------
       Total Revenues              $6,495          $6,139         $5,234
                                 ========         =======        =======

       NET INCOME BY SEGMENT

       TLA                           $990            $918           $673
       Primerica                      491             440            409
                                 --------         -------        -------
       Net Income                  $1,481          $1,358         $1,082
                                 ========         =======        =======

       ASSETS BY SEGMENT

       TLA                        $95,824         $85,881        $74,562
       Primerica                   10,019           9,467          8,433
                                 --------         -------        -------
       Total segments            $105,843         $95,348        $82,995
                                 ========         =======        =======

The following tables contain key segment measurements.

     BUSINESS SEGMENT INFORMATION:
     ---------------------------------------------- ------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2004

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     ---------------------------------------------- ------------- -------------
     Premiums                                            $911        $1,315
     Net investment income                              3,012           336
     Interest credited to contractholders               1,305             -
     Amortization of deferred acquisition costs           400           249
     Expenditures for deferred acquisition costs          810           393
     Federal income taxes                                 361           241

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

     BUSINESS SEGMENT INFORMATION:
     --------------------------------------------- -------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2003

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     --------------------------------------------- -------------- -------------
     Premiums                                          $1,082        $1,245
     Net investment income                              2,743           315
     Interest credited to contractholders               1,248             -
     Amortization of deferred acquisition costs           266           235
     Expenditures for deferred acquisition costs          583           377
     Federal income taxes                                 240           231

     BUSINESS SEGMENT INFORMATION:
     --------------------------------------------- -------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2002

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     --------------------------------------------- -------------- -------------
     Premiums                                            $730        $1,194
     Net investment income                              2,646           290
     Interest credited to contractholders               1,220             -
     Amortization of deferred acquisition costs           174           219
     Expenditures for deferred acquisition costs          556           323
     Federal income taxes                                 212           209

The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues. Deposits represent a statistic integral to managing TLA operations, which management uses for measuring business volumes, and may not be comparable to similarly captioned measurements used by other life insurance companies. For the years ended December 31, 2004, 2003 and 2002, deposits collected amounted to $14.4 billion, $12.0 billion and $11.9 billion, respectively.

The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

3.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of investments in fixed maturities were as follows:

        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                                                                                   GROSS           GROSS
        DECEMBER 31, 2004                                         AMORTIZED      UNREALIZED      UNREALIZED        FAIR
        ($ IN MILLIONS)                                              COST          GAINS           LOSSES          VALUE
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
        AVAILABLE FOR SALE:

             Mortgage-backed securities - CMOs and
             pass-through securities                               $8,568           $311                $9        $8,870

             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                            2,143            106                 -         2,249

             Obligations of states, municipalities and
             political subdivisions                                   364             41                 1           404

             Debt securities issued by foreign governments            847             81                 1           927

             All other corporate bonds                             25,603          1,466                40        27,029

             Other debt securities                                  7,613            421                14         8,020

             Redeemable preferred stock                               176             41                 1           216
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                 Total Available For Sale                         $45,314         $2,467               $66       $47,715
        ----------------------------------------------------- --------------- ---------------- --------------- ------------


        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                                                                                   GROSS           GROSS
        DECEMBER 31, 2003                                         AMORTIZED      UNREALIZED      UNREALIZED        FAIR
        ($ IN MILLIONS)                                              COST          GAINS           LOSSES          VALUE
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
        AVAILABLE FOR SALE:

             Mortgage-backed securities - CMOs and
             pass-through securities                               $8,061           $326               $18        $8,369

             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                            2,035             22                12         2,045

             Obligations of states, municipalities and
             political subdivisions                                   379             21                 2           398

             Debt securities issued by foreign governments            690             51                 1           740

             All other corporate bonds                             23,098          1,507                64        24,541

             Other debt securities                                  5,701            377                22         6,056

             Redeemable preferred stock                               155             20                 1           174
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                 Total Available For Sale                         $40,119         $2,324              $120       $42,323
        ----------------------------------------------------- --------------- ---------------- --------------- ------------

Proceeds from sales of fixed maturities classified as available for sale were $7.8 billion, $15.1 billion and $15.5 billion in 2004, 2003 and 2002, respectively. Gross gains of $246 million, $476 million and $741

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

million and gross losses of $263 million, $394 million and $309 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $40 million, $110 million and $639 million in 2004, 2003 and 2002, respectively, were realized due to other-than-temporary losses in value. Impairments in 2002 were concentrated in telecommunication and energy company investments.

The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        ---------------------------------------- --------------- ---------------

                                                    AMORTIZED
        ($ IN MILLIONS)                                COST         FAIR VALUE
        ---------------------------------------- --------------- ---------------
        MATURITY:

             Due in one year or less                   $2,634            $2,679
             Due after 1 year through 5 years          13,015            13,514
             Due after 5 years through 10 years        13,262            14,034
             Due after 10 years                         7,835             8,618
        ---------------------------------------- --------------- ---------------
                                                       36,746            38,845
        ---------------------------------------- --------------- ---------------
             Mortgage-backed securities                 8,568             8,870
        ---------------------------------------- --------------- ---------------
                 Total Maturity                       $45,314           $47,715
        ---------------------------------------- --------------- ---------------

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2004 and 2003, the Company held CMOs classified as available for sale with a fair value of $6.0 billion and $5.2 billion, respectively. Approximately 28% and 30%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2004 and 2003. In addition, the Company held $2.9 billion and $3.0 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2004 and 2003, respectively. All of these securities are rated AAA.

The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests it in the Company's short-term money market pool (See Note 13). The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2004 and 2003, the Company held cash collateral of $2.2 billion and $2.4 billion, respectively. The Company also had $382.7 million of investments held as collateral with a third party at December 31, 2004. The Company does not have the right to sell or pledge this collateral and it is not recorded on the consolidated balance sheet. No such collateral existed at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices. These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. The liability is classified as other liabilities in the consolidated balance sheets and fluctuates based upon the timing of the repayments. The balances were insignificant at December 31, 2004 and 2003.

EQUITY SECURITIES

The cost and fair values of investments in equity securities were as follows:


        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        EQUITY SECURITIES:                                          GROSS UNREALIZED       GROSS UNREALIZED        FAIR
        ($ IN MILLIONS)                                  COST             GAINS                 LOSSES            VALUE
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        DECEMBER 31, 2004
             Common stocks                                $153               $42                    $1              $194
             Non-redeemable preferred stocks               169                 6                     2               173
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
                 Total Equity Securities                  $322               $48                    $3              $367
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        DECEMBER 31, 2003
             Common stocks                                $109               $27                    $2              $134
             Non-redeemable preferred stocks               214                14                     -               228
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
                 Total Equity Securities                  $323               $41                    $2              $362
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------

Proceeds from sales of equity securities were $78 million, $124 million and $212 million in 2004, 2003 and 2002, respectively. Gross gains of $29 million, $23 million and $8 million and gross losses of $10 million, $2 million and $4 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $5 million, $11 million and $19 million in 2004, 2003 and 2002, respectively, were realized due to other-than-temporary losses in value.

OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2004 are temporary in nature. The Company conducts a periodic review to identify and evaluate investments that have indications of possible impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer;

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

o Identification and evaluation of investments that have possible indications of impairment;

o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of the length of time the investment has been in an unrealized loss position;

o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

o Documentation of the results of these analyses, as required under business policies.

The table below shows the fair value of investments in fixed maturities and equity securities that are available for sale and have been in an unrealized loss position at December 31, 2004:


                                                                    Gross Unrealized Losses
                                                        ---------------------------------------------------
                                                         Less Than One Year         One Year or Longer               Total
                                                        ------------------------ -------------------------- ------------------------
                                                                          Gross                      Gross                    Gross
                                                            Fair     Unrealized         Fair    Unrealized        Fair   Unrealized
($ IN MILLIONS)                                            Value         Losses        Value        Losses       Value       Losses
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMOs and pass-through
    securities                                              $955             $7          $82            $2      $1,037           $9
U.S. Treasury securities and obligations of U.S.
    Government and government agencies and authorities        66              -           11             -          77            -
Obligations of states, municipalities and political
     subdivisions                                              4              -           11             1          15            1
Debt securities issued by foreign governments                 24              1            2             -          26            1
All other corporate bonds                                  3,494             32          269             8       3,763           40
Other debt securities                                      1,072             10          199             4       1,271           14
Redeemable preferred stock                                    15              -            7             1          22            1
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Total fixed maturities                                    $5,630            $50         $581           $16      $6,211          $66
Equity securities                                            $39             $2          $14            $1         $53           $3
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------

At December 31, 2004, the cost of approximately 825 investments in fixed maturity and equity securities exceeded their fair value by $69 million. Of the $69 million, $50 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 93% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $16 million and 89% of these investments are rated investment grade. The gross unrealized loss on equity securities was $3 million at December 31, 2004.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The table below shows the fair value of investments in fixed maturities and equity securities in an unrealized loss position at December 31, 2003:


                                                                    Gross Unrealized Losses
                                                        ---------------------------------------------------
                                                           Less Than One Year       One Year or Longer               Total
                                                        ------------------------ -------------------------- ------------------------
                                                                          Gross                      Gross                    Gross
                                                            Fair     Unrealized         Fair    Unrealized        Fair   Unrealized
($ IN MILLIONS)                                            Value         Losses        Value        Losses       Value       Losses
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMOs and pass-through
    securities                                            $1,182            $18          $17            $-      $1,199          $18
U.S. Treasury securities and obligations of U.S.
    Government and government agencies and authorities     1,180             12            -             -       1,180           12
Obligations of states, municipalities and political
     subdivisions                                             45              2            -             -          45            2
Debt securities issued by foreign governments                 55              1            -             -          55            1
All other corporate bonds                                  1,793             39          503            25       2,296           64
Other debt securities                                        755             18           89             3         844           22
Redeemable preferred stock                                    12              1           11             1          23            1
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Total fixed maturities                                    $5,022            $91         $620           $29      $5,642         $120
Equity securities                                            $25             $1           $5            $1         $30           $2
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------

At December 31, 2003, the cost of approximately 670 investments in fixed maturity and equity securities exceeded their fair value by $122 million. Of the $122 million, $91 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 78% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $29 million and 38% of these investments are rated investment grade. The gross unrealized loss on equity securities was $2 million at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

AGING OF GROSS UNREALIZED LOSSES ON AVAILABLE FOR SALE

The aging of gross unrealized losses on fixed maturity investments is as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FIXED MATURITIES
                                                                                                  WITH UNREALIZED LOSS
                                                              TOTAL FIXED MATURITIES              TOTALING 20% OR MORE
------------------------------------------------------- ------------------------------------ ----------------------------------
DECEMBER 31, 2004                                         AMORTIZED         UNREALIZED          AMORTIZED         UNREALIZED
($ IN MILLIONS)                                              COST              LOSS               COST               LOSS
------------------------------------------------------- ----------------- ------------------ --------------- ------------------
     Six months or less                                      $4,435               $31                 $1              $-
     Greater than six months to nine months                   1,029                14                  -               -
     Greater than nine months to twelve months                  215                 5                  -               -
     Greater than twelve months                                 597                16                  -               -
                                                           --------             -----               ----             ---
         Total                                               $6,276               $66                 $1              $-
                                                           ========             =====               ====             ===


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FIXED MATURITIES
                                                                                                  WITH UNREALIZED LOSS
                                                              TOTAL FIXED MATURITIES              TOTALING 20% OR MORE
------------------------------------------------------- ------------------------------------ ----------------------------------
DECEMBER 31, 2003                                         AMORTIZED         UNREALIZED          AMORTIZED         UNREALIZED
($ IN MILLIONS)                                              COST              LOSS               COST               LOSS
------------------------------------------------------- ----------------- ------------------ --------------- ------------------
     Six months or less                                      $4,356               $68                $24              $7
     Greater than six months to nine months                     558                17                  -               -
     Greater than nine months to twelve months                  199                 6                  2               -
     Greater than twelve months                                 650                29                  3               1
                                                           --------             -----               ----             ---
         Total                                               $5,763              $120                $29              $8
                                                           ========             =====               ====             ===


Fair values of investments in fixed maturities and equity securities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which quoted market prices, third-party broker quotations or validated model prices are not available amounted to $345.0 million and $1,058.4 million at December 31, 2004 and 2003, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

MORTGAGE LOANS

At December 31, 2004 and 2003, the Company's mortgage loan portfolios consisted of the following:

        ---------------------------------- ---------------- ---------------
        ($ IN MILLIONS)                              2004            2003
        ---------------------------------- ---------------- ---------------
        Current Mortgage Loans                     $2,070          $1,841
        Underperforming Mortgage Loans                 54              45
        ---------------------------------- ---------------- ---------------
             Total Mortgage Loans                  $2,124          $1,886
        ---------------------------------- ---------------- ---------------

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

Aggregate annual maturities on mortgage loans at December 31, 2004 are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

        ------------------------------------------------------ ----------------
        YEAR ENDING DECEMBER 31,
        ($ IN MILLIONS)
        ------------------------------------------------------ ----------------
        2005                                                        $122
        2006                                                         308
        2007                                                         249
        2008                                                          93
        2009                                                         252
        Thereafter                                                 1,100
        ------------------------------------------------------ ----------------
             Total                                                $2,124
        ====================================================== ================

TRADING SECURITIES

Trading securities of the Company are held primarily in Tribeca Citigroup Investments Ltd. The assets and liabilities are valued at fair value as follows:

                                     Fair value as of         Fair value as of
($ IN MILLIONS)                      December 31, 2004       December 31, 2003
----------------                     -----------------       -----------------
ASSETS
    Trading securities
       Convertible bond arbitrage         $1,110                  $1,447
       Other                                 250                     260
                                          ------                  ------
                                          $1,360                  $1,707
                                          ======                  ======

LIABILITIES
    Trading securities sold not
       yet purchased
       Convertible bond arbitrage           $460                    $629
       Other                                  13                       8
                                            ----                    ----
                                            $473                    $637
                                            ====                    ====

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. See Note 11.

OTHER INVESTED ASSETS

Other invested assets are composed of the following:

     ----------------------------------------------- ----------- --------------
     ($ IN MILLIONS)                                      2004           2003
     ----------------------------------------------- ----------- --------------
     Investment in Citigroup Preferred Stock            $3,212         $3,212
     Private equity and arbitrage investments            1,235          1,315
     Real estate joint ventures                            230            327
     Derivatives                                           192            182
     Real estate - Investment                               28             33
     Real estate - Foreclosed                                9             63
     Other                                                  99             56
     ----------------------------------------------- ----------- --------------
     Total                                              $5,005         $5,188
     ----------------------------------------------- ----------- --------------

CONCENTRATIONS

At December 31, 2004 and 2003, the Company had an investment in Citigroup Preferred Stock of $3.2 billion. See Note 13.

The Company both maintains and participates in a short-term investment pool for its insurance affiliates. See Note 13.

The Company had concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, in the following industries:

     -------------------------------------------- -------------- --------------
     ($ IN MILLIONS)                                      2004           2003
     -------------------------------------------- -------------- --------------
     Finance                                            $6,917         $5,056
     Banking                                             3,474          2,830
     Electric Utilities                                  3,258          3,552
     -------------------------------------------- -------------- --------------

The Company held investments in foreign banks in the amount of $1,321 million and $1,018 million at December 31, 2004 and 2003, respectively, which are included in the table above.

The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the categories of the preceding table include $918 million and $1,118 million in Electric Utilities at December 31, 2004 and 2003, respectively. Below investment grade assets in Finance and Banking were insignificant at December 31, 2004 and 2003. Total below investment grade assets were $5.4 billion and $5.2 billion at December 31, 2004 and 2003, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Included in mortgage loans were the following group concentrations:

     -------------------------------------------- -------------- --------------
     ($ IN MILLIONS)                                      2004           2003
     -------------------------------------------- -------------- --------------
     STATE
     California                                           $788           $732

     PROPERTY TYPE
     Agricultural                                       $1,177         $1,025
     -------------------------------------------- -------------- --------------

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

NON-INCOME PRODUCING INVESTMENTS

Investments included in the consolidated balance sheets that were non-income producing amounted to $105.3 million and $104.4 million at December 31, 2004 and 2003, respectively.

RESTRUCTURED INVESTMENTS

The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2004 and 2003. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2004, 2003 and 2002. Interest on these assets, included in net investment income, was also insignificant in 2004, 2003 and 2002.

NET INVESTMENT INCOME

----------------------------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31,             2004           2003           2002
($ IN MILLIONS)
----------------------------------- -------------- -------------- --------------
GROSS INVESTMENT INCOME
     Fixed maturities                     $2,615         $2,465         $2,359
     Mortgage loans                          184            158            167
     Trading                                  41            222              9
     Other invested assets                   303             58            203
     Citigroup Preferred Stock               203            203            178
     Other, including policy loans           108             82            104
----------------------------------- -------------- -------------- --------------
Total gross investment income              3,454          3,188          3,020
----------------------------------- -------------- -------------- --------------
Investment expenses                          106            130             84
----------------------------------- -------------- -------------- --------------
Net Investment Income                     $3,348         $3,058         $2,936
----------------------------------- -------------- -------------- --------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the periods were as follows:

-------------------------------------- ------------ ------------ -----------
FOR THE YEAR ENDED DECEMBER 31,              2004         2003        2002
($ IN MILLIONS)
-------------------------------------- ------------ ------------ -----------
REALIZED INVESTMENT GAINS (LOSSES)
     Fixed maturities                       $(17)        $(28)      $(207)
     Equity securities                        19           10         (15)
     Mortgage loans                            1          (14)          -
     Real estate held for sale                (4)           1           8
     Other invested assets                     5           49         (19)
     Derivatives:
         Guaranteed minimum withdrawal
            benefit derivatives, net          30            -           -
         Other derivatives                   (14)          19         (87)
      Other                                   (4)           -          (2)
-------------------------------------- ------------ ------------ -----------
          Total realized investment
            gains (losses)                   $16          $37       $(322)
-------------------------------------- ------------ ------------ -----------

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

------------------------------------------ ----------- ----------- ----------
FOR THE YEAR ENDED DECEMBER 31,                2004        2003         2002
($ IN MILLIONS)
------------------------------------------ ----------- ----------- ----------
UNREALIZED INVESTMENT GAINS (LOSSES)
     Fixed maturities                          $197      $1,198         $664
     Equity securities                            6          35            3
     Other                                       12           6           31
------------------------------------------ ----------- ----------- ----------
         Total unrealized investment gains      215       1,239          698
------------------------------------------ ----------- ----------- ----------
     Related taxes                               77         421          243
------------------------------------------ ----------- ----------- ----------
     Change in unrealized investment gains      138         818          455
     Balance beginning of year                1,444         626          171
------------------------------------------ ----------- ----------- ----------
         Balance end of year                 $1,582      $1,444         $626
------------------------------------------ ----------- ----------- ----------

VARIABLE INTEREST ENTITIES

The following table represents the carrying amounts and classification of consolidated assets that are collateral for VIE obligations. The assets in this table represent two investment vehicles that the Company was involved with prior to February 1, 2003. These two VIEs are a collateralized debt obligation and a real estate joint venture:

            $ IN MILLIONS            DECEMBER 31, 2004      DECEMBER 31, 2003
--------------------------------------------------------------------------------
            Investments                      $386                 $ 400
                Cash                            9                    11
               Other                            2                     4
                                            -----                 -----
 Total assets of consolidated VIEs           $397                  $415
--------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The debt holders of these VIEs have no recourse to the Company. The Company's maximum exposure to loss is limited to its investment of approximately $8 million. The Company regularly becomes involved with VIEs through its investment activities. This involvement is generally restricted to small passive debt and equity investments.

4.   REINSURANCE

Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT), coinsurance and modified coinsurance. Reinsurance involves credit risk and the Company monitors the financial condition of these reinsurers on an ongoing basis. The Company remains primarily liable as the direct insurer on all risks reinsured.

For TLA, since 1997 the majority of universal life business has been reinsured under an 80% ceded/20% retained YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning June 1, 2002, COLI business has been reinsured under a 90%/10% quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance has reverted to YRT for new business. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Total in-force business ceded under reinsurance contracts is $397.4 billion and $356.3 billion at December 31, 2004 and 2003, respectively.

For Primerica Life, business sold prior to 1991 was reinsured under a coinsurance arrangement with approximately 50% of the face amount being ceded. For business sold from 1991 through June 1994, only amounts over the company retention of $1.0 million were reinsured through an excess loss YRT treaty. In June 1994, Primerica Life began reinsuring almost all business under a 1st dollar quota share YRT treaty with 80% being ceded. Beginning with business sold in January 1997, the amount ceded was increased from 80% to 90%.

Business sold in Canada is not included in the U.S. YRT quota share treaties. In Canada, the business sold from April 2000 through December 2003, was reinsured under a separate 1st dollar quota share YRT arrangement, with the ceding amount ranging from 70% to 90%. Beginning with business sold in January 2004, Canada began reinsuring only amounts above their company retention of $500,000.

Primerica has also entered into several reinsurance assumed treaties with Reinsurance Group of America, Inc. The reinsurance assumed treaties generated a $79 million pre-tax loss in 2001 and a $95 million pre-tax loss in 2002. The pre-tax impact from these reinsurance assumed treaties has been minor for 2003 and 2004.

During 2004, The Travelers Life and Annuity Reinsurance Company (TLARC) was formed as a pure captive insurer in order to permit the Company to cede 100% of its statutory based risk associated with the death benefit guarantee rider on certain universal life contracts. The reinsurance transaction related to statutory-only reserves, and had no impact on GAAP premiums and benefits. TLARC is a direct subsidiary of CIHC, the Company's parent. See Note 13.

                  TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $224.2 million, $226.8 million and $231.8 million in 2004, 2003 and 2002, respectively, and earned premiums ceded were $224.3 million, $226.7 million and $233.8 million in 2004, 2003 and 2002, respectively.

On January 3, 1995, the Company sold its group life business to The Metropolitan Life Insurance Company (MetLife) under the form of an indemnity insurance arrangement. Premiums written and earned in 2004, 2003 and 2002 were insignificant.

Prior to April 1, 2001, the Company also reinsured substantially all of the GMDB on its variable annuity product. Total variable annuity account balances with GMDB were $26.7 billion, of which $12.0 billion, or 45%, was reinsured, and $23.5 billion, of which $12.9 billion, or 55%, was reinsured at December 31, 2004 and 2003, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $1.1 billion, of which $.9 billion, or 84%, is reinsured and $1.7 billion, of which $1.4 billion, or 81%, is reinsured at December 31, 2004 and 2003, respectively.

TIC writes workers' compensation business. This business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of St. Paul Travelers. See Note 14.

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

                                        FOR THE YEARS ENDING DECEMBER 31,
WRITTEN PREMIUMS                          2004            2003           2002
------------------------------------ ------------ -------------- --------------
Direct                                  $2,908          $2,979         $2,610
Assumed                                      1               1              -
Ceded to:
     The Travelers Indemnity Company        (4)              2            (83)
     Other companies                      (684)           (638)          (614)
------------------------------------ ------------ -------------- --------------
Total Net Written Premiums              $2,221          $2,344         $1,913
==================================== ============ ============== ==============
EARNED PREMIUMS                           2004            2003           2002
------------------------------------ ------------ -------------- --------------
Direct                                  $2,916          $3,001         $2,652
Assumed                                      1               1              -
Ceded to:
     The Travelers Indemnity Company        (1)            (21)          (109)
     Other companies                      (690)           (654)          (619)
------------------------------------ ------------ -------------- --------------
Total Net Earned Premiums               $2,226          $2,327         $1,924
==================================== ============ ============== ==============

The Travelers Indemnity Company was an affiliate for part of 2002.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Reinsurance recoverables at December 31, 2004 and 2003 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

REINSURANCE RECOVERABLES                            2004           2003
------------------------------------------- -------------- --------------
Life and accident and health business             $3,178         $2,885
Property-casualty business:
     The Travelers Indemnity Company               1,489          1,585
------------------------------------------- -------------- --------------
Total Reinsurance Recoverables                    $4,667         $4,470
=========================================== ============== ==============

Reinsurance recoverables for the life and accident and health business include $1,876 million and $1,617 million at December 31, 2004 and 2003, respectively, from General Electric Capital Assurance Company. Assets collateralizing these receivables in the amount of $1,894 million and $1,632 million at December 31, 2004 and 2003, respectively, were held in trust for the purpose of paying Company claims.

Reinsurance recoverables also include $409 million and $435 million at December 31, 2004 and 2003, respectively, from MetLife.

5.   INTANGIBLE ASSETS

The Company's intangible assets are DAC, goodwill and the value of insurance in force. DAC and the value of insurance in force are amortizable.

     DAC

                                       Deferred & Payout                          Traditional Life &
     ($ IN MILLIONS)                       Annuities            UL & COLI               Other              Total
     -------------------------------- -------------------- --------------------- --------------------- ---------------
     Balance January 1, 2003                  $1,353              $  578                 $2,005             $3,936

     Deferred expenses & other                   340                 221                    399                960
     Amortization expense                       (212)                (33)                  (256)              (501)
                                      -------------------- --------------------- --------------------- ---------------

     Balance December 31, 2003                 1,481                 766                  2,148              4,395

     Deferred expenses & other                   448                 342                    413              1,203
     Amortization expense                       (273)                (51)                  (269)              (593)
     Underlying lapse and interest
         rate adjustment                         (17)                  -                      -                (17)
     Pattern of estimated gross
         profit adjustment                         -                 (39)                     -                (39)
                                      -------------------- --------------------- --------------------- ---------------
     Balance December 31, 2004                $1,639              $1,018                 $2,292             $4,949
     -------------------------------- -------------------- --------------------- --------------------- ---------------

VALUE OF INSURANCE IN FORCE

The value of insurance in force totaled $97 million and $112 million at December 31, 2004 and 2003, respectively, and is included in other assets. Amortization expense on the value of insurance in force was $14 million, $18 million and $25 million for the year ended December 31, 2004, 2003 and 2002, respectively. Amortization expense related to the value of insurance in force is estimated to be $16 million in 2005, $15 million in 2006, $13 million in 2007, $9 million in 2008 and $7 million in 2009.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

6.   DEPOSIT FUNDS AND RESERVES

At December 31, 2004 and December 31, 2003, the Company had $48.2 billion and $43.5 billion of life and annuity deposit funds and reserves, respectively, as follows:

($ IN MILLIONS)                         December 31, 2004   December 31, 2003
Subject to discretionary withdrawal:
    With fair value adjustments              $ 7,541             $ 6,974
    Subject to surrender charges               4,852               6,057
    Surrenderable without charge               8,105               5,756
                                             -------             -------
    Total                                    $20,498             $18,787

Not subject to discretionary withdrawal:     $27,730             $24,693
                                             -------             -------
    Total                                    $48,228             $43,480
                                             =======             =======

Average surrender charges included in the subject to surrender charge category above are 6.5% and 5.0%, respectively. In addition, during the payout phase, these funds are credited at significantly reduced interest rates. There are $519 million and $550 million of life insurance reserves included in surrenderable without charge at December 31, 2004 and December 31, 2003, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

Included in contractholder funds and in the preceding paragraph are GICs totaling $14.2 billion. These GICs have a weighted average interest rate of 4.23% and scheduled maturities are as follows:

($ IN MILLIONS)         FIXED GIC        VARIABLE GIC            TOTAL
                      -------------- ------------------- ----------------------
2005                     $ 1,237            $4,006             $ 5,243
2006                       1,862                 -               1,862
2007                       1,561                 -               1,561
2008                       1,343                 -               1,343
2009                       1,393                 -               1,393
2010 and thereafter        2,835                 -               2,835
                         -------            ------             -------
          Total          $10,231            $4,006             $14,237
                         =======            ======             =======

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

7.   FEDERAL INCOME TAXES

EFFECTIVE TAX RATE

 ($ IN MILLIONS)
------------------------------------ -------------- -------------- -------------
FOR THE YEAR ENDED DECEMBER 31,          2004           2003          2002
------------------------------------ -------------- -------------- -------------
Income before federal income taxes       $2,083        $1,829        $1,503
Statutory tax rate                           35%           35%           35%
------------------------------------ -------------- -------------- -------------
Expected federal income taxes               729           640           526
Tax effect of:
     Non-taxable investment income          (93)          (91)          (62)
     Tax reserve release                    (23)          (79)          (43)
     Other, net                             (11)            1             -
------------------------------------ -------------- -------------- -------------
Federal income taxes                       $602          $471          $421
==================================== ============== ============== =============
Effective tax rate                           29%           26%           28%
------------------------------------ -------------- -------------- -------------
COMPOSITION OF FEDERAL INCOME TAXES
Current:
     United States                         $530          $330          $217
     Foreign                                 33            30            19
------------------------------------ -------------- -------------- -------------
     Total                                  563           360           236
------------------------------------ -------------- -------------- -------------
Deferred:
     United States                           40           108           182
     Foreign                                 (1)            3             3
------------------------------------ -------------- -------------- -------------
     Total                                   39           111           185
------------------------------------ -------------- -------------- -------------
Federal income taxes                       $602          $471          $421
==================================== ============== ============== =============

Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2004, 2003 and 2002 were $3 million, $3 million and $(17) million, respectively.

The net deferred tax liability at December 31, 2004 and 2003 was comprised of the tax effects of temporary differences related to the following assets and liabilities:

--------------------------------------------- ----------------- ---------------
($ IN MILLIONS)                                          2004          2003
--------------------------------------------- ----------------- ---------------
Deferred Tax Assets:
     Benefit, reinsurance and other reserves             $629           $574
     Operating lease reserves                              47             52
     Employee benefits                                    195            201
     Other                                                232            392
--------------------------------------------- ----------------- ---------------
           Total                                        1,103          1,219
--------------------------------------------- ----------------- ---------------
Deferred Tax Liabilities:
     Deferred acquisition costs and
       value of insurance in force                     (1,365)        (1,225)
     Investments, net                                  (1,809)        (1,795)
     Other                                               (149)          (229)
--------------------------------------------- ----------------- ---------------
            Total                                      (3,323)        (3,249)
--------------------------------------------- ----------------- ---------------
Net Deferred Tax Liability                            $(2,220)       $(2,030)
--------------------------------------------- ----------------- ---------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company and its subsidiaries file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement.

TIC had $325 million and $52 million payable to Citigroup at December 31, 2004 and 2003, respectively, related to the Agreement.

At December 31, 2004 and 2003, the Company had no ordinary or capital loss carryforwards.

The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. At current rates the maximum amount of such tax would be approximately $326 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. The 2004 Tax Act provides that this account can be reduced directly by distributions made by the life insurance subsidiaries in 2005 and 2006. The Company intends to make sufficient distributions to eliminate this account within the timeframe permitted under the Act.

8.   SHAREHOLDER'S EQUITY

SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $842 million, $1,104 million and $256 million for the years ended December 31, 2004, 2003 and 2002, respectively. The Company's statutory capital and surplus was $7.9 billion and $7.6 billion at December 31, 2004 and 2003, respectively.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $908 million is available by the end of the year 2005 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. TIC has requested approval to effect certain of the distributions described in Note 17 as an extraordinary dividend. See Note 17. In accordance with the Connecticut statute, TLAC may not pay dividends during 2005 without prior approval of the State of Connecticut Insurance Department. Primerica may pay up to $263 million to TIC in 2005 without prior approval of the Commonwealth of Massachusetts Insurance Department. The Company paid dividends of $773 million, $545 million and $586 million in 2004, 2003 and 2002, respectively.

The Company's 2004 dividends were paid in the following amounts: $467.5 million on March 30; $152.5 million on June 30; and $152.5 million on September 30. Due to the timing of the payments, these dividends were considered extraordinary.

In addition to the aforementioned quarterly dividends, the Company also made a dividend consisting of all the issued and outstanding shares of TLARC on December 15, 2004. TLARC was valued at $250,000 and was considered to be an ordinary dividend. See Notes 4 and 13 for further discussion of TLARC.

In December 2004, the Company requested and received prior approval from the State of Connecticut Insurance Department to pay an extraordinary dividend on January 3, 2005. Under Connecticut law, the ordinary dividend limitation amount is based upon the cumulative total of all dividend payments made within

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

the preceding twelve months. The Company's proposed dividend payment of $302.5 million payable on January 3, 2005 exceeded the ordinary dividend limitation by approximately $167 million, based on the 2005 dividend limit of $908 million. The State of Connecticut Insurance Department approved the request on December 19, 2004. TIC paid the dividend to its parent on January 3, 2005.

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:


                                                  NET UNREALIZED                                             ACCUMULATED OTHER
                                                     GAIN/LOSS      FOREIGN CURRENCY        DERIVATIVE       CHANGES IN EQUITY
($ IN MILLIONS)                                    ON INVESTMENT       TRANSLATION        INSTRUMENTS AND      FROM NONOWNER
                                                    SECURITIES         ADJUSTMENTS      HEDGING ACTIVITIES        SOURCES
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, JANUARY 1, 2002                                $186                $(3)              $(109)                 $74
Unrealized gains on investment securities,
   net of tax of $167                                    308                  -                  -                   308
Add: Reclassification adjustment for losses
   included in net income, net of tax of $(78)           144                  -                  -                   144
Foreign currency translation adjustment, net
   Of tax of $2                                           -                   3                  -                     3
Less: Derivative instrument hedging activity
   losses, net of tax of $(42)                            -                   -                 (75)                 (75)
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            452                  3                 (75)                 380
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2002                               638                  -                (184)                 454
Unrealized gains on investment securities,
   net of tax of $414                                    805                  -                   -                  805
Add: Reclassification adjustment for losses
   included in net income, net of tax of $(6)             12                  -                   -                   12
Foreign currency translation adjustment, net
  of tax of $3                                             -                  4                   -                    4
Add: Derivative instrument hedging activity
   gains, net of tax of $46                                -                  -                  85                   85
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            817                  4                  85                  906
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2003                             1,455                  4                 (99)               1,360
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
Unrealized gains on investment securities,
   net of tax of $58                                    139                   -                   -                  139
Less: Reclassification adjustment for gains
   included in net income, net of tax of $1              (1)                  -                   -                   (1)
Foreign currency translation adjustment, net
   Of tax of $0                                           -                   1                   -                    1
Add: Derivative instrument hedging activity
   gains, net of tax of $53                                -                  -                  98                   98
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            138                  1                  98                  237
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2004                            $1,593                 $5                $ (1)              $1,597
------------------------------------------------- ---------------- -------------------- -------------------- -------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

9.   BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. The Company's share of the expense related to this plan was insignificant in 2004, 2003 and 2002.

The Company also participates in a non-qualified, noncontributory defined benefit pension plan sponsored by Citigroup. During 2002, the Company assumed Travelers Property Casualty Corporation's (TPC) share of the non-qualified pension plan related to inactive employees of the former Travelers Insurance entities as part of the TPC spin-off. See Note 14. The Company's share of net expense for this plan was insignificant for 2004, 2003 and 2002.

In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by Citigroup. The Company assumed TPC's share of the postretirement benefits related to inactive employees of the former Travelers Insurance entities during 2002 as part of the TPC spin-off. The Company's share of net expense for the other postretirement benefit plans was $28 million in both 2004 and 2003 and $18 million in 2002.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2004, 2003 and 2002. See
Note 13.

10.  LEASES

Most leasing functions for the Company are administered by a Citigroup subsidiary. Net rent expense for the Company was $22 million, $21 million, and $24 million in 2004, 2003 and 2002, respectively.

-------------------------- ----------------------- ---------------------
YEAR ENDING DECEMBER 31,      MINIMUM OPERATING       MINIMUM CAPITAL
($ IN MILLIONS)                RENTAL PAYMENTS        RENTAL PAYMENTS
-------------------------- ----------------------- ---------------------
2005                                $ 51                    $ 5
2006                                  58                      5
2007                                  58                      6
2008                                  56                      6
2009                                  48                      6
Thereafter                            31                     12
-------------------------- ----------------------- ---------------------
Total Rental Payments               $302                    $40
========================== ======================= =====================

Future sublease rental income of approximately $54 million will partially offset these commitments. Also, the Company will be reimbursed for 50%, totaling $120 million through 2011, of the rental expense for a particular lease by an affiliate.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

11.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, interest rate caps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies designed to enhance portfolio returns.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. In addition, the Company enters into interest rate futures contracts in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match the cash flows from assets and related liabilities. In addition, the Company enters into interest rate swaps in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company enters into interest rate caps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. In addition, the Company enters into interest rate caps in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. Under interest rate caps, the Company pays a premium and is entitled to receive cash payments equal to the excess of the market interest rates over the strike prices multiplied by the notional principal amount. Interest rate cap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's Canadian operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company enters into credit default swaps in conjunction with a fixed income investment to reproduce the investment characteristics of a different investment. The Company will also enter credit default swaps to reduce exposure to certain corporate debt security investment exposures that it holds. Under credit default swaps, the Company agrees with other parties to receive or pay, at specified intervals, fixed or floating rate interest amounts calculated by reference to an agreed notional principal amount in exchange for the credit default risk of a specified bond. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2004, the Company held collateral under these contracts amounting to approximately $813.0 million.

The table below provides a summary of the notional and fair value of derivatives by type:


($ IN MILLIONS)                                       DECEMBER 31, 2004                      DECEMBER 31, 2003
                                                                 FAIR VALUE                           FAIR VALUE
                                                          -------------------------             ------------------------
                                             Notional                               Notional
DERIVATIVE TYPE                               Amount        Assets    Liabilities     Amount     Assets    Liabilities
                                           -------------- ----------- ------------- ----------- ---------- -------------
Interest rate, equity and currency
   swaps                                        $8,926.0      $910.4        $158.7    $7,422.3     $685.7        $178.9
Financial futures                                1,421.0            -            -       790.2          -             -
Interest rate and equity options                 1,354.8       189.1             -       754.4      182.1             -
Currency forwards                                  510.1           -           8.9       352.4        0.3           7.3
Credit derivatives                                 427.4         4.1           3.4       209.5        5.2           0.6
Interest rate caps                                 117.5         3.1             -           -          -             -
                                           -------------- ----------- ------------- ----------- ---------- -------------
          TOTAL                                $12,756.8    $1,106.7        $171.0    $9,528.8     $873.3        $186.8
                                           -------------- ----------- ------------- ----------- ---------- -------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2004 and 2003:


                                                 Year Ended               Year Ended
  In millions of dollars                      December 31, 2004       December 31, 2003
  ---------------------------------------- ------------------------ -----------------------
  Hedge ineffectiveness recognized
      related to fair value hedges               $(33.2)                      $(23.2)

  Hedge ineffectiveness recognized
      related to cash flow hedges                   6.1                         (3.4)

  Net loss recorded in accumulated
      other changes in equity from
      nonowner sources related to
      net investment hedges                        (0.6)                       (33.6)

  Net loss from economic
      hedges recognized in earnings               (20.1)                        (1.6)


During the years ended December 31, 2004 and 2003 there were no discontinued forecasted transactions. The amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2004 is $(76.1) million.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The off-balance sheet risk of fixed and variable rate loan commitments was $375.5 million and $253.5 million at December 31, 2004 and 2003, respectively. The Company had unfunded commitments of $1,075.8 million and $527.8 million to these partnerships at December 31, 2004 and 2003, respectively.

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

At December 31, 2004 and 2003, investments in fixed maturities had a carrying value and a fair value of $47.7 billion and $42.3 billion, respectively. See Notes 1 and 3.

At December 31, 2004, mortgage loans had a carrying value of $2.1 billion and a fair value of $2.2 billion and at year-end 2003 had a carrying value of $1.9 billion and a fair value of $2.0 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 2,225 shares of Citigroup Cumulative Preferred Stock Series YYY, carried at cost of $2,225 million at December 31, 2004 and 2003, acquired as a contribution from TPC. This Series YYY Preferred Stock pays cumulative dividends at 6.767%, has a liquidation value of $1 million per

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

share and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after February 27, 2022. Dividends totaling $150 million were received in both 2004 and 2003 and $125 million was received in 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY, carried at cost of $987 million at December 31, 2004 and 2003. This Series YY Preferred Stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $53 million were received during each of 2004, 2003 and 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2004, contractholder funds with defined maturities had a carrying value of $15.2 billion and a fair value of $15.6 billion, compared with a carrying value and a fair value of $13.5 billion and $13.7 billion at December 31, 2003. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $14.4 billion and a fair value of $14.1 billion at December 31, 2004, compared with a carrying value of $13.1 billion and a fair value of $12.8 billion at December 31, 2003. These contracts generally are valued at surrender value.

The carrying values of $567 million and $698 million of financial instruments classified as other assets approximated their fair values at December 31, 2004 and 2003, respectively. The carrying value of $3.0 billion and $2.5 billion of financial instruments classified as other liabilities at December 31, 2004 and 2003 also approximated their fair values at both December 31, 2004 and 2003. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

Both the assets and liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $350 million at December 31, 2003. This separate account was fully consolidated in 2004 per the adoption of SOP 03-1. See Note 1.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In August 1999, an amended putative class action complaint captioned LISA MACOMBER, ET AL. VS. TRAVELERS PROPERTY CASUALTY CORPORATION, ET AL. was filed in New Britain, Connecticut Superior Court against the Company, its parent corporation, certain of the Company's affiliates (collectively TLA), and the Company's former affiliate, Travelers Property Casualty Corporation. The amended complaint alleges Travelers Property Casualty Corporation purchased structured settlement annuities from the Company and spent less on the purchase of those structured settlement annuities than agreed with claimants; and that commissions paid to brokers of structured settlement annuities, including an affiliate of the Company, were paid, in part, to Travelers Property Casualty Corporation. The amended complaint was dismissed and following an appeal by plaintiff in September 2002 the Connecticut Supreme Court reversed the dismissal of several of the plaintiff's

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

claims. On May 26, 2004, the Connecticut Superior Court certified a nation wide class action. The class action claims against TLA are violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment and civil conspiracy. On June 15, 2004, the Defendants, including TLA, appealed the Connecticut Superior Court's May 26, 2004 class certification order.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise.

In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

OTHER

The Company is a member of the Federal Home Loan Bank of Boston (the Bank), and in this capacity has entered into a funding agreement (the agreement) with the Bank where a blanket lien has been granted to collateralize the Bank's deposits. The Company maintains control of these assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The agreement further states that upon any event of default, the Bank's recovery is limited to the amount of the member's outstanding funding agreement. The amount of the Company's liability for funding agreements with the Bank as of December 31, 2004 is $1.1 billion, included in contractholder funds. The Company holds $60.3 million of common stock of the Bank, included in equity securities.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company has provided a guarantee on behalf of Citicorp International Life Insurance Company, Ltd. (CILIC), an affiliate. The Company has guaranteed to pay claims up to $1 billion of life insurance coverage for CILIC. This guarantee takes effect if CILIC cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in force under this guarantee at December 31, 2004 is $466 million. The Company does not hold any collateral related to this guarantee.

13.  RELATED PARTY TRANSACTIONS

Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company as of December 31, 2004. The Company paid Citigroup and its subsidiaries $41.0 million, $55.3 million and $56.9 million in 2004, 2003 and 2002, respectively, for these services. The amounts due to affiliates related to these services, included in other liabilities at December 31, 2004 and 2003, were insignificant.

The Company has received reimbursements from Citigroup and its affiliates related to the Company's increased benefit and lease expenses after the TPC spin-off. See Note 14. These reimbursements totaled $27.4 million, $34.3 million and $15.5 million in 2004, 2003 and 2002, respectively.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2004 and 2003, the pool totaled approximately $4.1 billion and $3.8 billion, respectively. The Company's share of the pool amounted to $3.3 billion at both December 31, 2004 and 2003, and is included in short-term securities in the consolidated balance sheets.

At December 31, 2004 and 2003, the Company had outstanding loaned securities to an affiliate, Citigroup Global Markets, Inc. (CGMI), of $361.5 million and $238.5 million, respectively.

Included in other invested assets is a $3.2 billion investment in Citigroup Preferred Stock at December 31, 2004 and 2003, carried at cost. Dividends received on these investments were $203 million in both 2004 and 2003 and $178 million in 2002. See Notes 11 and 17.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $92.9 million and $166.3 million at December 31, 2004 and 2003, respectively. Income of $54.2 million, $18.6 million and $99.7 million was earned on these investments in 2004, 2003 and 2002, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $45.3 million and $48.3 million at December 31, 2004 and 2003, respectively. Income of $4.5 million, $33.9 million and $0 were earned on this investment in 2004, 2003 and 2002, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers, including SB. These transactions are conducted on an arm's-length basis. Amounts due to SB were $363.7 million and $134.4 million at December 31, 2004 and 2003, respectively.

The Company markets deferred annuity products and life insurance through its affiliate, Smith Barney (SB), a division of CGMI. Annuity deposits related to these products were $877 million, $835 million, and $1.0 billion in 2004, 2003 and 2002, respectively. Life

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

premiums were $137.5 million, $114.9 million and $109.7 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to SB were $71.9 million, $70.3 million and $77.0 million in 2004, 2003 and 2002, respectively.

The Company also markets individual annuity and life insurance through CitiStreet Retirement Services, a division of CitiStreet LLC, (CitiStreet), a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet were $1.5 billion, $1.4 billion and $1.6 billion in 2004, 2003 and 2002, respectively. Commissions and fees paid to CitiStreet were $45.9 million, $52.9 million and $54.0 million in 2004, 2003 and 2002, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (together with its subsidiaries, Citibank). Deposits received from Citibank were $525 million, $357 million and $321 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to Citibank were $44.3 million, $29.8 million and $24.0 million in 2004, 2003 and 2002, respectively.

Primerica Financial Services, Inc. (PFS), an affiliate, is a distributor of products for TLA. PFS or its affiliates sold $983 million, $714 million and $787 million of individual annuities in 2004, 2003 and 2002, respectively. Commissions and fees paid to PFS were $75.4 million, $58.1 million and $60.4 million in 2004, 2003 and 2002, respectively.

Primerica Life has entered into a General Agency Agreement with PFS that provides that PFS will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay PFS marketing fees of no less than $10 million per year based upon U.S. gross direct premiums received by Primerica Life. The fees paid by Primerica Life were $15 million in 2004 and $12.5 million in each of 2003 and 2002.

During 2004 TLARC was established as a pure captive to reinsure 100% of the statutory based risk associated with universal life contracts. Statutory premiums paid by the Company to TLARC totaled $1,071 million in 2004. Ceding commissions and experience refunds paid by TLARC to the Company totaled $1,054 million in 2004. The net amount paid was $17 million and reported as a reduction of other income. See Note 4.

TIC has made a solvency guarantee for an affiliate, CILIC. See Note 12.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2004, 2003 and 2002.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company's charge to income for this program was insignificant in 2004, 2003 and 2002.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant, is included in other assets in the consolidated balance sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2004, 2003 and 2002.

14.  TRAVELERS PROPERTY CASUALTY SPIN-OFF

On April 1, 2004 TPC merged with a subsidiary of The St. Paul Companies to form St. Paul Travelers.

On March 27, 2002, TPC, the Company's parent at December 31, 2001, completed its IPO. On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of a majority portion of its remaining interest in TPC. In 2002, prior to the IPO the following transactions occurred:

     o The common stock of the Company was distributed by TPC to CIHC so the Company would remain an indirect wholly owned subsidiary of Citigroup.

     o The Company sold its home office buildings in Hartford, Connecticut and a building housing TPC's information systems in Norcross, Georgia to TPC for $68 million.

     o TLA Holdings LLC, a non-insurance subsidiary valued at $142 million, was contributed to the Company by TPC.

     o The Company assumed pension, postretirement and post employment benefits payable to all inactive employees of the former Travelers Insurance entities and received $189 million of cash and other assets from TPC to offset these benefit liabilities. In March 2003, TPC paid the Company $22.6 million as a settlement for these benefit-related liabilities.

     o The Company received 2,225 shares of Citigroup's 6.767% Cumulative Preferred Stock, Series YYY, with a par value of $1.00 per share and a liquidation value of $1 million per share as a contribution from TPC.

In connection with the TPC IPO and distribution, the Company's additional paid-in capital increased $1,596 million during 2002 as follows:

     ($ IN MILLIONS)

     Citigroup Series YYY Preferred Stock                     $2,225
     TLA Holdings LLC                                            142
     Cash and other assets                                       189
     Pension, postretirement, and post-
           employment benefits payable                          (279)
     Deferred tax assets                                          98
     Deferred tax liabilities                                   (779)
                                                              --------
                                                              $1,596
                                                              ========

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

At December 31, 2001, TPC and its subsidiaries were affiliates of the Company and provided certain services to the Company. These services included data processing, facilities management, banking and financial functions, benefits administration and others. During 2002, the Company began phasing out these services. The Company paid TPC $4.9 million and $33.6 million in 2003 and 2002, respectively, for these services. In 2004, The Company did not receive these services.

The Company has a license from St. Paul Travelers to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business.

15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:


-------------------------------------------------- ------------ ------------ ------------
FOR THE YEAR ENDED DECEMBER 31,                       2004         2003         2002
($ IN MILLIONS)
-------------------------------------------------- ------------ ------------ ------------
Net Income                                           $1,481       $1,358       $1,082
    Adjustments to reconcile net income to net
    cash provided by operating activities:
       Realized (gains) losses                          (16)         (37)         322
       Deferred federal income taxes                     (9)          58          185
       Amortization of deferred policy
         acquisition costs                              649          501          393
       Additions to deferred policy acquisition
         costs                                       (1,203)        (960)        (879)
       Investment income                                106         (503)        (119)
       Premium balances                                  (8)           8           (7)
       Insurance reserves and accrued expenses          604          832          493
       Other                                            (79)        (443)        (402)
-------------------------------------------------- ------------ ------------ ------------
Net cash provided by operations                      $1,525         $814       $1,068
-------------------------------------------------- ------------ ------------ ------------


16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

In 2004, significant non-cash investing and financing activities include the minority interest reversal of joint ventures held by TPC in the amount of $(58) million. In 2003, these activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $53 million and the inclusion of the TPC minority interest in joint ventures in the amount of $63 million. In 2002, these activities include the contribution of $2,225 million of Citigroup YYY Preferred Stock and related deferred tax liability of $779 million; a $17 million COLI asset and $98 million deferred tax asset related to the transfer of $279 million of pension and postretirement benefits, transferred for $172 million cash; and the contribution of a non-insurance company, TLA Holdings, LLC, for $142 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

17.  SUBSEQUENT EVENT

On January 31, 2005, Citigroup announced that it had agreed to sell TIC, including TLAC and certain other domestic and international insurance businesses (the Life Insurance and Annuity Businesses) to MetLife, Inc. (MetLife) pursuant to an Acquisition Agreement (the Agreement). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be completed during this summer.

The Company's Primerica segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company (Primerica
Life), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the Dispositions). The Dispositions require certain regulatory approvals.

Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of March 28, 2005, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2004, which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, variable interest entities in 2003, and for goodwill and intangible assets in 2002.

/s/KPMG LLP

Hartford, Connecticut
March 28, 2005

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2004
                                 ($ IN MILLIONS)

---------------------------------------------------------------------- -------------- -------------- ------------------------
TYPE OF INVESTMENT                                                                                       AMOUNT SHOWN IN
                                                                           COST           VALUE          BALANCE SHEET(1)
---------------------------------------------------------------------- -------------- -------------- ------------------------
Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
           authorities                                                      $6,582         $6,840              $6,840
         States, municipalities and political subdivisions                     364            404                 404
         Foreign governments                                                   847            927                 927
         Public utilities                                                    2,516          2,710               2,710
         Convertible bonds and bonds with warrants attached                    228            245                 245
         All other corporate bonds                                          34,601         36,373              36,373
---------------------------------------------------------------------- -------------- -------------- ------------------------
              Total Bonds                                                   45,138         47,499              47,499
     Redeemable preferred stocks                                               176            216                 216
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Fixed Maturities                                             45,314         47,715              47,715
---------------------------------------------------------------------- -------------- -------------- ------------------------
Equity Securities:
     Common Stocks:
         Banks, trust and insurance companies                                   13             17                  17
         Industrial, miscellaneous and all other                               140            177                 177
---------------------------------------------------------------------- -------------- -------------- ------------------------
              Total Common Stocks                                              153            194                 194
     Nonredeemable preferred stocks                                            169            173                 173
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Equity Securities                                               322            367                 367
---------------------------------------------------------------------- -------------- -------------- ------------------------
Mortgage Loans                                                               2,124                              2,124
Real Estate Held For Sale                                                       37                                 37
Policy Loans                                                                 1,121                              1,121
Short-Term Securities                                                        3,731                              3,731
Trading Securities                                                           1,360                              1,360
Other Investments(2)(3)(4)                                                   1,341                              1,341
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Investments                                                 $55,350                            $57,796
====================================================================== ============== ============== ========================


(1) Determined in accordance with methods described in Notes 1 and 3 of the Notes to Consolidated Financial Statements.

(2) Excludes $3.2 billion of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(3) Also excludes $415 million fair value of investment in affiliated partnership interests.

(4) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                 ($ IN MILLIONS)


----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
                                                       FUTURE POLICY
                                       DEFERRED        BENEFITS,           OTHER POLICY
                                       POLICY          LOSSES, CLAIMS      CLAIMS AND                  NET           BENEFITS,
                                       ACQUISITION     AND LOSS            BENEFITS       PREMIUM      INVESTMENT    CLAIMS AND
                                       COSTS           EXPENSES(1)         PAYABLE        REVENUE      INCOME        LOSSES(2)
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
        2004
Travelers Life & Annuity                $2,771           $46,452             $581            $911         $3,012        $2,716
Primerica                                2,178             3,696              180           1,315            336           560
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $4,949           $50,148             $761          $2,226         $3,348        $3,276
=================================== ================ ================ ================= ============ =============== ============
        2003
Travelers Life & Annuity                $2,361           $42,023             $532          $1,082         $2,743        $2,816
Primerica                                2,034             3,500              161           1,245            315           534
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $4,395           $45,523             $693          $2,327         $3,058        $3,350
=================================== ================ ================ ================= ============ =============== ============
       2002
Travelers Life & Annuity                $2,043           $37,774             $461           $ 730         $2,646        $2,404
Primerica                                1,893             3,261              147           1,194            290           527
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $3,936           $41,035             $608          $1,924         $2,936        $2,931
=================================== ================ ================ ================= ============ =============== ============

----------------------------------- ------------------- ------------- ----------
                                    AMORTIZATION OF
                                    DEFERRED POLICY      OTHER
                                    ACQUISITION          OPERATING     PREMIUMS
                                    COSTS                EXPENSES      WRITTEN
----------------------------------- ------------------- ------------- ----------
        2004
Travelers Life & Annuity                  $400             $259            $911
Primerica                                  249              228           1,310
----------------------------------- ------------------- ------------- ----------
Total                                     $649             $487          $2,221
=================================== =================== ============= ==========
        2003
Travelers Life & Annuity                  $266             $240          $1,093
Primerica                                  235              219           1,251
----------------------------------- ------------------- ------------- ----------
Total                                     $501             $459          $2,344
=================================== =================== ============= ==========
       2002
Travelers Life & Annuity                  $174             $190           $ 729
Primerica                                  219              217           1,184
----------------------------------- ------------------ ------------ ------------
Total                                     $393             $407          $1,913
=================================== ================== ============ ============


(1)  Includes contractholder funds.
(2)  Includes interest credited to contractholders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)

       -------------------------------------- -------------- ---------------- ---------------- ------------ ----------------
                                                                                                             PERCENTAGE OF
                                                             CEDED TO OTHER    ASSUMED FROM                 AMOUNT ASSUMED
                                              GROSS AMOUNT      COMPANIES     OTHER COMPANIES  NET AMOUNT       TO NET
       -------------------------------------- -------------- ---------------- ---------------- ------------ ----------------
     2004
       Life Insurance In Force                     $646,184        $397,411          $3,470        $252,243          1.4%

       Premiums:
            Life insurance                         $  2,609        $    460          $    1        $  2,150            -
            Accident and health insurance               305             229               -              76            -
            Property casualty                             1               1               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  2,915        $    690          $    1        $  2,226            -
                                                   ========        ========          ======        ========       ======
      2003
       Life Insurance In Force                     $593,006        $356,298          $3,519        $240,227          1.4%

       Premiums:
            Life insurance                         $  2,672        $    419          $    1        $  2,254            -
            Accident and health insurance               308             235               -              73            -
            Property casualty                            21              21               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  3,001        $    675          $    1        $  2,327            -
                                                   ========        ========          ======        ========       ======
      2002
       Life Insurance In Force                     $549,066        $321,940          $3,568        $230,694          1.5%

       Premiums:
            Life insurance                         $  2,227          $  377          $    -        $  1,850            -
            Accident and health insurance               316             242               -              74            -
            Property casualty                           109             109               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  2,652        $    728          $    -        $  1,924            -
                                                   ========        ========          ======        ========       ======


                                     VINTAGE

                       STATEMENT OF ADDITIONAL INFORMATION

                  THE TRAVELERS FUND BD FOR VARIABLE ANNUITIES
















                      INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                    ISSUED BY









                         THE TRAVELERS INSURANCE COMPANY
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415

L-12253S                                                                May 2005

                                     PART C

                                OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the Report of Independent Registered Public Accounting Firm thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

       Statement of Assets and Liabilities as of December 31, 2004
       Statement of Operations for the year ended December 31, 2004
       Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003
       Statement of Investments as of December 31, 2004
       Notes to Financial Statements

       The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries and the report of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and subsidiaries include:

       Consolidated Statements of Income for the years ended December 31, 2004, 2003 and 2002
       Consolidated Balance Sheets as of December 31, 2004 and 2003 Consolidated Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2004, 2003 and 2002
       Consolidated Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002
       Notes to Consolidated Financial Statements

(b)    Exhibits

     EXHIBIT
      NUMBER      DESCRIPTION
      ------      -----------

       1. Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed April 23, 1996.)

       2.         Not Applicable.

       3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to Post Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-58783 filed February 26, 2001.)

       3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

       4. Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed April 23, 1996.)

       5. Application. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed April 23, 1996.)

       6(a) Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

       6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

       7. Specimen Reinsurance Contract. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-65942 filed April 15, 2003.)

       8. Form of Participation Agreement. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-101778.)

       9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 filed April 9, 1997.)

      10. Consent of KPMG LLP, Independent Registered Public Accounting Firm. Filed herewith.

      11.         Not Applicable.

      12.         Not Applicable.

      15.         Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
                  McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D. Lammey. (Incorporated herein by reference to exhibit 15 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, filed April 18, 2000.)

                  Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan. (Incorporated herein by reference to Exhibit No. 8 to the Registration Statement on Form N-4, filed April 9, 2001.)

                  Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen A. Preston. (Incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-73466 filed April 24, 2002.)

                  Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Edward Cassidy. Filed herewith.

                  Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William P. Krivoshik. Filed herewith.


ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL              POSITIONS AND OFFICES
BUSINESS ADDRESS                WITH INSURANCE COMPANY
----------------                ----------------------
George C. Kokulis               Director, Chairman, President and Chief Executive Officer

Glenn D. Lammey                 Director, Senior Executive Vice President, Chief Financial Officer,
                                Chief Accounting Officer

Kathleen L. Preston             Director and Executive Vice President

Edward W. Cassidy               Director and Executive Vice President

Brendan M. Lynch                Executive Vice President

David P. Marks                  Executive Vice President and Chief Investment Officer

Winnifred Grimaldi              Senior Vice President

Marla Berman Lewitus            Director, Senior Vice President and General Counsel

William P. Krivoshik            Director, Senior Vice President and Chief Information Officer

David A. Golino                 Vice President and Controller

Donald R. Munson, Jr.           Vice President

Mark Remington                  Vice President

Tim W. Still                    Vice President

Bennett Kleinberg               Vice President

Dawn Fredette                   Vice President

George E. Eknaian               Vice President and Chief Actuary

Linn K. Richardson              Second Vice President and Actuary

Paul Weissman                   Second Vice President and Actuary

Ernest J.Wright                 Vice President and Secretary

Kathleen A. McGah               Assistant Secretary and Deputy General Counsel

Principal Business Address:

*   The Travelers Insurance Company
    One Cityplace
    Hartford, CT  06103-3415

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-101778.

ITEM 27.   NUMBER OF CONTRACT OWNERS

As of February 28, 2005, 10,214 Contract Owners held qualified and non-qualified contracts offered by the Registrant.

ITEM 28.   INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations. Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.   PRINCIPAL UNDERWRITER

(a)    Travelers Distribution LLC
       One Cityplace
       Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III, The Travelers Fund BD IV for Variable Annuities, The

Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)     NAME AND PRINCIPAL                    POSITIONS AND OFFICES
        BUSINESS ADDRESS                      WITH UNDERWRITER
        ----------------                      ----------------
        Kathleen L. Preston                   Board of Manager

        Glenn D. Lammey                       Board of Manager

        William F. Scully III                 Board of Manager

        Donald R. Munson, Jr.                 Board of Manager, President, Chief Executive
                                              Officer and Chief Operating Officer

        Tim W. Still                          Vice President

        Anthony Cocolla                       Vice President

        John M. Laverty                       Treasurer and Chief Financial Officer

        Stephen E. Abbey                      Chief Compliance Officer

        Alison K. George                      Director and Chief Advertising Compliance
                                              Officer

        Stephen T. Mullin                     Chief Compliance Officer

        Ernest J. Wright                      Secretary

        Kathleen A. McGah                     Assistant Secretary

        William D. Wilcox                     Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415.

(c)     Not Applicable

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

(1)    The Travelers Insurance Company
       One Cityplace
       Hartford, Connecticut  06103-3415

ITEM 31.   MANAGEMENT SERVICES

Not Applicable.

ITEM 32.   UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has duly caused this post-effective amendment to this registration statement to be signed on its behalf in the City of Hartford, State of Connecticut, on the 20th day of April, 2005.

                  THE TRAVELERS FUND BD FOR VARIABLE ANNUITIES
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                               By: *GLENN D. LAMMEY
                                    -------------------------------------------
                                    Glenn D. Lammey, Chief Financial Officer,
                                    Chief Accounting Officer


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 20th day of April, 2005.

*GEORGE C. KOKULIS                            Director, President and Chief Executive
 ----------------------------------------     Officer (Principal Executive Officer)
(George C. Kokulis)


*GLENN D. LAMMEY                              Director, Chief Financial Officer, Chief
----------------------------------------      Accounting Officer (Principal Financial
(Glenn D. Lammey)                             Officer)


*MARLA BERMAN LEWITUS                         Director, Senior Vice President and General
----------------------------------------      Counsel
(Marla Berman Lewitus)


*KATHLEEN L. PRESTON                          Director and Executive Vice President
----------------------------------------
(Kathleen L. Preston)


*EDWARD W. CASSIDY                            Director and Executive Vice President
----------------------------------------
(Edward W. Cassidy)


*WILLIAM P. KRIVOSHIK                         Director, Senior Vice President and Chief
----------------------------------------      Information Officer
(William P. Krivoshik)



*By:   /s/ Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------

    10       Consent of KPMG LLP, Independent Registered Public Accounting Firm.

    15.      Power of Attorney authorizing Ernest J. Wright or Kathleen A.
             McGah as signatory for Edward W. Cassidy.
             Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William Krivoshik.